UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-07739

                                         Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                         Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Marcia Y. Lucas

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                    New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2019

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Harding, Loevner Funds, Inc. HARDING LOEVNER Fundamental. Thinking. Worldwide. Annual Commentary October 31, 2019 Global Equity Portfolio International Equity Portfolio International Small Companies Portfolio Institutional Emerging Markets Portfolio Emerging Markets Portfolio Frontier Emerging Markets Portfolio Global Equity Research Portfolio International Equity Research Portfolio Emerging Markets Research Portfolio Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (877) 435-8105 or by sending an email request to hardingloevnerfunds@ntrs.com. If your account is held through a financial intermediary, you can contact your financial intermediary to make your election. Your election to receive reports in paper will apply to all Funds held with the Fund complex/your financial intermediary. The Prospectus, SAI, and the Fund’s annual and semi-annual reports are also available free of charge on Harding Loevner’s website at hardingloevnerfunds.com. Reports and other information about the Fund are also available on the EDGAR database on the Commission’s Internet site at SEC.gov or by electronic request at the following e-mail address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

HARDING LOEVNER FUNDS

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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Letter to Our Shareholders

Global Equity Portfolio International Equity Portfolio International Small Companies Portfolio Emerging Markets portfolios Frontier Emerging Markets Portfolio

Global Equity Research Portfolio International Equity Research Portfolio Emerging Markets Research Portfolio

Contact

Harding, Loevner Funds, Inc. c/o Northern Trust Attn: Funds Center C5S 801 South Canal Street Chicago, IL 60607 Phone: (877) 435-8105 Fax: (312) 267-3657 www.hardingloevnerfunds.com	Must be preceded or accompanied by a current Prospectus. Quasar Distributors, LLC, Distributor

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DAVID LOEVNER, CFA, CIC CHAIRMAN OF THE FUNDS AND CEO OF THE ADVISER SIMON HALLETT, CFA CO-CIO OF THE ADVISER FERRILL ROLL, CFA CO-CIO OF THE ADVISER

Unfortunately, when it comes to investing, we are our own worst enemy. Our reflexes and impulses, molded by millennia spent confronting a never-ending series of existential threats, have bequeathed us a nervous system uniquely unsuited to the perils of investing in marketable assets. Our instinctive behaviors—to hang with the herd, mimic our neighbors, and fight or take flight at the first sign of danger—are at odds with the composure, patience, and independence of thought and action essential for success in that activity.

With the threats of predation and deprivation waning, our antiquated nervous systems are particularly maladapted to today’s challenges. We are subjected to a continual stream of information, not all of it truthful, delivered by methods diabolically designed to devour our limited attention and incite us to immediate action. What remains of our attention is left to contend with an overabundance of investment choices offering dizzying arrays of exposures and risk profiles. Amid this overload, it is no wonder so many savers give up and opt for a passive approach that, for all its flaws, at least may provide an average return.

As active investors bent on achieving above-average returns, the question we keep returning to, like a fool to his folly, is how best to continue to overcome the long odds. Each time, we reaffirm our bedrock principles: a consistency of investment philosophy; a focus on process rather than outcomes; a disciplined approach to fundamental research; and a deliberate structuring of decision making to mitigate our behavioral shortcomings. What links each of these elements is an unflinching focus on the long term. While we’ve frequently laid out the ins and outs of how we invest, we’ve not previously delved into the importance of a long horizon. In the balance of this letter we will explain specifically why a long-term perspective is critical to our success, the internal structures we have created to foster it, and why none of it would matter were it not for clients who share our far sightedness.

Forecasting short-term stock price movements is notoriously difficult, but that does not prevent many from trying. Difficult, however, does not mean impossible and on this thin reed of possibility are pinned the hopes of a disproportionate share of investors. Most will fail. Because short-term swings are dominated by noise and randomness, even those who find their hopes realized, at least at first, will owe a debt to providence for an unknown share of their new-found prosperity. In our experience, maintaining a lengthy horizon is a powerful antidote to the siren song of swift profits, and it is also essential if you hope to disentangle skill from luck.

Over short horizons, even the sharpest of insights translates into an investment edge that is vanishingly small, barely distinguishable from chance. A negligible edge may be useless at a daily frequency but adds up over time. For instance, you can forecast a slight decline in temperatures of about one-third of a degree each day in New York’s Central Park between September and December. This prediction is worthless if you want to know the variation in day-to-day temperatures. Best to look out the window if you are planning a fall picnic. But over the entire season, this ostensibly useless projection will track almost the entire drop in temperature—a source of edge in timing the purchase of a winter coat.

Over short horizons, even the sharpest of insights translates into an investment edge that is vanishingly small, barely distinguishable from chance.

Long-term thinking promotes a long investment horizon. It encourages you to look through short-term dislocations and view a price decline as an opportunity rather than a cause for despair. This is especially relevant for fundamental investors who expect to be rewarded for bearing the intrinsic business risks of the companies they own. Virtually all the value (i.e., discounted cash flow) of a long-lived asset lies not over the next year but far out into the future with minor quarterly variations in operating performance, or stock price, having almost no bearing on the underlying value of a business.

Long-term thinking is of little use if it’s not matched with long-term behavior. There is no point in declaring you have a long horizon if the next minute you are riveted by minute-by-minute price changes and assiduously following every twist and turn in the market. Keep that up and you will soon find that your horizon has become much shorter than you intended. We are hardwired to fear losses far more than we enjoy the prospect of gains. It’s easy to see how investors get swept up in the modern world’s flow of news and data, especially given our species’ tendency to overweight recent information. To avoid this fate, every opportunity to beat back your behavioral shortcomings must be seized with alacrity.

Harding Loevner’s investment philosophy is predicated on the idea that building a diversified portfolio of the finest companies in the world while paying careful attention to the price we were paying for their shares had the best chance of de-

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livering superior long-term returns. Despite being armed with knowledge of our value-destroying instincts, it still took painful trial and error to feel our way toward erecting the structures that allow us to evade them. Our Quality Assessment framework is central to our effort to maintain a focus on long-term company fundamentals rather than short-term stock-price movements. In this framework we look through Michael Porter’s competitive strategy lens to see the threats and opportunities that shape each industry and examine their effect on its constituent companies. This approach is a far cry from standard financial practice that equates investment risk with observed share price volatility. We are convinced that, for an unleveraged long-term investor, an understanding of competitive dynamics leads to a more accurate assessment of long-term risks of an investment in a company’s stock than do measures of short-term price dispersion.

We also encourage long-term thinking in how we task our analysts with assessing the long-term prospects of the companies in their respective sectors. They typically look ahead seven to ten years, and in some cases as long as twenty years, when forecasting a company’s earnings and cash flows. Businesses where analysts have made a case for protracted periods of rapid growth include not only Consumer Staples companies such as cosmetics makers, but also some singularly cyclical industrial and transportation businesses.

Another reflection of our emphasis on long-term thinking is our indifference to quarterly earnings estimates. We neither require nor expect our analysts to produce them. While we have a regard for fundamental research put out by a small number of brokerage house and independent analysts, we put no store in their projections for a single quarter. We are happy to let others obsess over whether a company can “beat the number.” Our analysts are naturally concerned with quarterly earnings reports to ascertain whether businesses are meeting the targets we’ve set for them. But fixation on the unexpected difference in financial results over any ninety-day period brings Macbeth’s mournful take on existence to mind: “A tale told by an idiot, full of sound and fury, signifying nothing.”

We are happy to let others obsess over whether a company can “beat the number.”

Finally, given our drawn-out investment horizon, for us to be successful we need clients who share our long-term perspective. Periods of underperformance are inevitable for every truly active manager, no matter how sensible its investment philosophy or disciplined its implementation. We are grateful to every client who accepts this prolonged and occasionally taxing tradeoff and is willing to bear the risk alongside us.

Sincerely,

David R. Loevner, CFA, CIC	Simon Hallett, CFA	Ferrill D. Roll, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

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PORTFOLIO MANAGEMENT TEAM

PETER BAUGHAN, CFA

CO-LEAD PORTFOLIO MANAGER

FERRILL ROLL, CFA

CO-LEAD PORTFOLIO MANAGER

SCOTT CRAWSHAW

PORTFOLIO MANAGER

JINGYI LI

PORTFOLIO MANAGER

CHRISTOPHER MACK, CFA

PORTFOLIO MANAGER

RICHARD SCHMIDT, CFA

PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the Global Equity Portfolio, the Institutional Class rose 11.86%, the Institutional Class Z rose 11.89%, and the Advisor Class rose 11.60% (net of fees and expenses) in the fiscal year ended October 31, 2019. The Portfolio’s benchmark, the MSCI All Country World Index, rose 12.59% (net of source taxes).

MARKET REVIEW

Global stock markets had a volatile fiscal year. After declining sharply toward the end of 2018 amid rising US-China trade tensions and worries that the US Federal Reserve’s interest rate hikes might trigger a global recession, markets recovered strongly in 2019 to end the trailing twelve months with double-digit gains.

The US-China trade drama featured whiplash-inducing developments as optimism about talks turned sour, only to be followed by another apparently positive turn, before again dissolving into recriminations. The year ended at a positive point, with US and Chinese officials beginning a new round of trade negotiations, China offering to increase its purchases of US agricultural goods, and President Donald Trump indicating a willingness to accede to a “phase one” agreement.

As the year progressed, there were increasing signs that the trade war was weighing on global economic growth. Official GDP growth forecasts were revised downward in both the US and in Europe. In China, retail sales and manufacturing activity fell amid a sharp decline in bank lending. Germany’s manufacturing sector abruptly contracted in 2019, and the country’s export sales and orders declined at the fastest rate since the financial crisis in 2008. In September, the Organization for Economic Cooperation and Development (OECD) cut its 2019 forecast for global economic growth to the slowest rate in a decade, citing the impact of the US-China tariff

FUND FACTS at October 31, 2019

TOTAL NET ASSETS			$962.3M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			69

TURNOVER (5 YR. AVG.)			37%

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INST CLASS	INST CLASS Z	ADVISOR CLASS

TICKER	HLMVX	HLGZX	HLMGX

CUSIP	412295602	412295727	412295206

INCEPTION DATE	11/3/2009	8/1/2017	12/1/1996

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO[2]	0.93%	0.88%	1.12%

GROSS EXPENSE RATIO	0.94%	0.91%	1.14%

1Lower minimums available through certain brokerage firms; 2The net expense ratio is as of October 31, 2019 as the Portfolio is operating below the contractual agreement, which is in effect until February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

wars on global trade and capital investment. It also reduced its GDP growth estimates for next year for 18 of the G20 economies.

Confronted with anemic economic growth and still no inflationary impulse from ten years of easy money, central banks responded with additional stimulus. The Federal Reserve cut interest rates in July for the first time since the global financial crisis, and cut them again in late September. The European Central Bank renewed its quantitative easing program and pushed short-term interest rates deeper into negative territory. China lowered its reserve requirement for banks. Central banks in other countries also moved to cut rates or otherwise create monetary stimulus.

Information Technology (IT), led by the traditionally cyclical semiconductor group, was one of the strongest sectors, alongside Real Estate and Utilities (normally considered “defensive” sectors). Energy and Materials were the weakest-performing sectors amid declines in the prices of oil and other commodities.

PERFORMANCE ATTRIBUTION

Poor performance from our IT holdings detracted in the fiscal year, notably US-based graphics chipmaker NVIDIA, which suffered from the the US-China technology dispute. Stocks in Energy also detracted, especially oilfield services company Schlumberger, although this was offset by our underweight in the poorly performing sector.

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PERFORMANCE (% TOTAL RETURN)

	for periods ended September 30, 2019							for periods ended October 31, 2019

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION* Nov-09 Aug-17 Dec-96			1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION* Nov-09 Aug-17 Dec-96

GLOBAL EQUITY PORTFOLIO – INST CLASS	-1.83	10.64	8.44	—	9.52			11.86	12.46	8.56	–	9.74

GLOBAL EQUITY PORTFOLIO – INST CLASS Z	-1.75	–	–	–		5.66		11.89	–	–	–		6.76

GLOBAL EQUITY PORTFOLIO – ADVISOR CLASS	-2.08	10.37	8.17	9.13			7.04	11.60	12.20	8.30	9.56			7.14

MSCI ALL COUNTRY WORLD INDEX	1.38	9.71	6.65	8.35	8.63	5.97	–	12.59	11.33	7.08	8.81	8.85	7.01	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Inception of the Advisor Class, December 1, 1996. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

Offsetting this, good stocks within Financials contributed positively to relative performance. Shares of AIA Group, a Hong Kong-based insurer, announced in February that the company had received approval from Chinese regulators to expand operations to additional provinces. Indian financials HDFC Bank and ICICI Bank rebounded from prior weakness, later aided by the country’s September corporate tax cut. Strong returns from the Portfolio’s Health Care and Industrials stocks also contributed.

From a geographic perspective, stocks in the US detracted significantly from relative performance, especially Schlumberger and Walgreens Boots Alliance. Shares of pharmaceutical manufacturer Regeneron were weaker on continued concerns that drug price reforms would impact revenues, particularly if US proposals to benchmark drug prices to lower-priced international equivalents were enacted.

The Portfolio benefited from strong stocks in Japan, where shares of medical information services company M3 rose sharply after the announcement that it would be added to the Nikkei 225 Index. Optical sensor manufacturer Keyence also gained. Pacific ex-Japan was another contributor, thanks to Hong Kong-based AIA.

The Portfolio’s performance in emerging markets was mixed. While returns from stocks in India (HDFC Bank and ICICI Bank) and Indonesia (Bank Central Asia) were positive in the fiscal year, they only partially offset the poor performance of our Chinese holdings. Shares of Baidu, AAC Technologies, and Ctrip.com were all sharply negative.

PERSPECTIVE AND OUTLOOK

We have been concerned about President Trump’s approach to trade policy from the outset of his administration. A day after his election in 2016, we predicted “beneficiaries of trade and globalization stand to lose” if consensus assumptions about his future policies proved correct. By the fourth quarter of last year, new tariffs had been imposed, and their impact was beginning to be felt. We revealed our fear of an emergent trade war becoming “an attack on the bounty of globalization: the efficiencies of

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

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global supply chains that have benefited consumers everywhere while bolstering the profits of those companies most adept at exploiting them.”

We are no longer thinking about the possibility of a hot trade war but rather grappling with the reality of one. As it has escalated, companies have canceled investment plans, shifted their supply chains out of China, and been forced to choose between accepting lower margins or lower sales. The impact of tariffs is now showing up in economic data. In August, the US Purchasing Managers Index sank to a 10-year low, while Germany’s Business Climate Index dropped to a nearly 7-year low. The World Trade Organization (WTO) halved its estimate of growth in world trade in merchandise this year to just 1.2%, the slowest since 2009.

Due to the nature of today’s global trading system the negative effects of the trade war will be further-reaching than its proponents represented. According to a new WTO report, today more than two-thirds of global trade flows through global value chains (GVCs), with the remainder reflecting the traditional cross-border exchange of finished products. In “simple” GVCs, companies supply intermediate goods for use in finished production in other countries, for example, Brazilian iron ore exported to China to be made into steel for use in its skyscrapers. In “complex” GVCs, components cross and re-cross borders in intermediate production before being assembled as a final product. The iPhone is the classic example of such a “made in the world” product of a complex GVC. Gorilla Glass from Corning factories in Kentucky, semiconductors from Texas Instruments, batteries from Korea, DRAM from Taiwan, and other parts from 40 additional countries are assembled in China and shipped as a finished smartphone to consumers around the globe. The automobile and aircraft industries exhibit a similarly complex organization of production.

Determining the impact of tariffs on participants in GVCs is a near-impossible task. The WTO report notes: “One important policy implication is that changes in trade policy can have broad and unanticipated effects. The unilateral imposition of trade protection on exports from a partner country can have a significant impact on third countries when trade is carried out through GVCs, particularly complex GVCs. Indeed, as many products today are

GEOGRAPHIC EXPOSURE (%) at October 31, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	0.0	3.0

EMERGING MARKETS	14.5	11.7

EUROPE EMU	8.0	9.5

EUROPE EX-EMU	9.2	9.1

FRONTIER MARKETS[2]	0.0	–

JAPAN	11.5	7.4

MIDDLE EAST	0.0	0.2

PACIFIC EX-JAPAN	2.8	3.6

UNITED STATES	51.0	55.5

CASH	3.0	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

SECTOR EXPOSURE (%) at October 31, 2019

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	8.9	8.8

CONSUMER DISCRETIONARY	12.1	10.8

CONSUMER STAPLES	5.5	8.4

ENERGY	2.3	5.3

FINANCIALS	14.2	16.7

HEALTH CARE	17.9	11.6

INDUSTRIALS	12.1	10.5

INFORMATION TECHNOLOGY	18.3	16.5

MATERIALS	5.7	4.7

REAL ESTATE	0.0	3.3

UTILITIES	0.0	3.4

CASH	3.0	–

1MSCI All Country World Index.

already ‘made in the world,’ increasing import protection can even harm exports from the home country.”

So great has been the bounty of the global trading system over our investing careers, it’s certainly the case that we have developed a bias in favor of businesses that are deeply embedded in complex GVCs. We have found that they tend to have lower and more flexible costs, making them more competitive. They are able to achieve higher and more geographically diversified revenues, and higher and more stable profit margins, potentially resulting in higher returns on capital. It is for these reasons that our research process leads us to them. If the global trading system is under rising threat from political interference, discount rates will rise for the shares of those companies most exposed.

Every quarter, we provide a breakdown of the portfolio’s regional and sector exposures as an exhibit of the diversification of our holdings, and, by implication, of the risks in the portfolio. Internally, we also compute the regional sources of revenues for each portfolio company. Thus, we put at the disposal of the portfolio managers the aggregate regional revenue breakdown of the companies in their portfolios, as a guide to risks of growth interruption or exposure to long-term trends in the various countries or regions.

We’ve adopted and streamlined the WTO’s taxonomy of enterprises to create a classification by which we can (crudely) estimate the portfolio’s aggregate exposure to global value chains. Accordingly, we classify our companies as follows:

•	A domestic business is one whose operations are limited to one country. An example is HDFC Bank, which does almost all its business in its home market of India.

•

A multi-domestic business is similar to what is commonly known as a multinational corporation (MNC), but with what we think is a needed twist. An example is the Swiss-based consumer products giant Nestlé. The company is commonly viewed as an MNC since it sells its products in 190 countries.

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While Nestlé uses raw materials from around the world and there is some trade in Nestlé’s end products, the vast majority of its products are manufactured in the same place they are sold: in the 80 countries where it has factories. To us, this means Nestlé’s GVC exposure is lower as it is effectively a set of domestic business in multiple countries.

•

A cross-border business not only has sales in multiple countries but also a complex production chain that sources components from many countries, assembles in others, and then transports the final product to countries around the world. Examples here include Adidas and Apple.

Distinguishing our companies in this way yields a picture of our aggregate exposure to each of the three business models. As can be seen in the table below, our portfolio’s exposure to cross-border businesses is sizable, with nearly 60% by portfolio weight so classified.

MODEL GLOBAL EQUITY PORTFOLIO END WEIGHT BY GLOBAL VALUE CHAIN CLASSIFICATION

CROSS-BORDER	59%

MULTI-DOMESTIC	19%

DOMESTIC	22%

Source: Harding Loevner Global Equity Model as of October 31, 2019.

If the US-instigated tariff threats have increased the risks of employing complex supply chains, then discount rates will have also risen for the companies whose businesses depend on them. While each analyst will be making judgments about whether such risks for any one company are adequately (or excessively) discounted in its share price, portfolio managers need to consider just how many of such judgments, that is, how many cross-border businesses, they are willing to back in their portfolio.

Over the last twelve months, the share prices of companies that we have categorized as cross-border have performed worse than the rest of the portfolio. This effect was particularly pronounced in the fourth quarter of 2018. Unfortunately, without a similar classification for all stocks in the index, we have no means to quantify the effect on relative performance of this “cross border” factor apart from other factors.

The effect of tariffs on participants in GVCs is but one, albeit a very important, example of how political intrusion in the economic sphere impacts our companies. It is clear that we must constantly monitor on many fronts the threats of government intervention. These threats are rising, not only in the form of tariffs, but also as additional restrictions on technology transfer (e.g., the US ban on sales of certain computer chips to certain Chinese entities), capital restrictions (US threats to restrict investment in Chinese equities, or force Chinese companies to move their listings from US stock exchanges), or even putative presidential “orders” that US companies abandon the business relationships they have built up in China. Our analysts must grasp how each company manages its supply chain and make a judgment about whether or not such risks are appropriately discounted in its share price.

TEN LARGEST HOLDINGS at October 31, 2019

COMPANY	SECTOR	COUNTRY	%

PAYPAL	INFO TECHNOLOGY	US	4.2

BOOKING HOLDINGS	CONS DISCRETIONARY	US	2.9

ALPHABET	COMM SERVICES	US	2.9

VERTEX PHARMA	HEALTH CARE	US	2.8

AIA GROUP	FINANCIALS	HONG KONG	2.8

ROPER	INDUSTRIALS	US	2.7

FIRST REPUBLIC BANK	FINANCIALS	US	2.7

M3	HEALTH CARE	JAPAN	2.4

LONZA	HEALTH CARE	SWITZERLAND	2.4

VERISK ANALYTICS	INDUSTRIALS	US	2.4

PORTFOLIO HIGHLIGHTS

We tend to favor EM-oriented financial companies because we think that economies where the penetration of financial services is low, the ratio of debt to GDP is modest, and the need for retirement savings and other protection is only beginning to be recognized offer banks and insurers more opportunities for growth. That preference exposes the portfolio not only to more growth opportunity but also to more market volatility, and results in this period illustrated that trade-off. Two of our holdings—AIA and Standard Chartered—have significant operations in Hong Kong and China. While their shares have performed poorly recently as unrest in Hong Kong has escalated, we like their long-term prospects.

AIA, a pan-Asian insurer, boasts Hong Kong as its largest and most profitable market. The company has increasingly prospered by writing policies in Hong Kong for Chinese nationals willing and able to travel there. This business is sure to have been affected by the unrest that has, at times, shuttered the city’s airport and subways. AIA has long been investing to expand its operations on the mainland, already an important source of growth and significant share of revenues. In our view, AIA remains one of the most respected brands in all of Asia and in China, preferred by consumers for its multinational pedigree and financial strength, advantages that will outlast the current turmoil in Hong Kong.

Standard Chartered, a UK-domiciled bank with a large presence across Asia, including Hong Kong, also saw its shares dip. In addition to its Hong Kong operations, the bank is exposed to the disruption of the complex global supply chains of its clients. It books roughly two-thirds of its corporate banking revenues in a country different from the home country of the client. We have been positively surprised by the resilience of the business (and its shares) given the headwinds from these two sources. In August, the stock rebounded after first-half results showed that the bank’s business is slowly returning to growth after several years of retrenchment under the new management team led by CEO Bill Winters. We’re attracted to the modestly valued shares, which discount high market skepticism that the bank can regain the double-digit return on equity that it targets.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

FERRILL ROLL, CFA

CO-LEAD PORTFOLIO MANAGER

ANDREW WEST, CFA

CO-LEAD PORTFOLIO MANAGER

SCOTT CRAWSHAW

PORTFOLIO MANAGER

BRYAN LLOYD, CFA

PORTFOLIO MANAGER

PATRICK TODD, CFA

PORTFOLIO MANAGER

ALEXANDER WALSH, CFA

PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the International Equity Portfolio, the Institutional Class rose 11.19%, the Institutional Class Z rose 11.29%, and the Investor Class rose 10.79% (net of fees and expenses) in the fiscal year ended October 31, 2019. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, rose 11.27% (net of source taxes).

MARKET REVIEW

International stock markets had a volatile fiscal year. After falling sharply toward the end of 2018 amid rising US-China trade tensions and worries that the US Federal Reserve’s interest rate hikes might trigger a global recession, markets recovered strongly in 2019 to end the trailing twelve months with double-digit gains.

The US-China trade drama featured whiplash-inducing developments as optimism about talks turned sour, only to be followed by another apparently positive turn, before again dissolving into recriminations. The year ended at a positive point, with US and Chinese officials beginning a new round of trade negotiations, China offering to increase its purchases of US agricultural goods, and President Donald Trump indicating a willingness to accede to a “phase one” agreement.

As the year progressed, there were increasing signs that the trade war was weighing on global economic growth. Official GDP growth forecasts were revised downward in both the US and in Europe. In China, retail sales and manufacturing activity fell amid a sharp decline in bank lending. Germany’s manufacturing sector abruptly contracted in 2019, and the country’s export sales and orders declined at the fastest rate since the financial crisis in 2008. In September, the OECD cut its 2019 forecast for global economic growth to the slowest rate in a decade, citing the impact of the

FUND FACTS at October 31, 2019

TOTAL NET ASSETS			$16,101.0M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			60

TURNOVER (5 YR. AVG.)			17%

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INST CLASS	INST CLASS Z	INVESTOR CLASS

TICKER	HLMIX	HLIZX	HLMNX

CUSIP	412295107	412295719	412295503

INCEPTION DATE	5/11/1994	7/17/2017	9/30/2005

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO	0.81%	0.74%	1.13%	[2]

GROSS EXPENSE RATIO	0.81%	0.74%	1.14%

1Lower minimums available through certain brokerage firms; 2The net expense ratio is as of October 31, 2019 as the Portfolio is operating below the contractual agreement, which is in effect until February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

US-China tariff wars on global trade and capital investment. It also reduced its GDP growth estimates for next year for 18 of the G20 economies.

Confronted with anemic economic growth and still no inflationary impulse from ten years of easy money, central banks responded with additional stimulus. The Federal Reserve cut interest rates in July for the first time since the global financial crisis, and cut them again in late September. The European Central Bank renewed its quantitative easing program and pushed short-term interest rates deeper into negative territory. China lowered its reserve requirement for banks. Central banks in other countries also moved to cut rates or otherwise create monetary stimulus.

Information Technology, led by the traditionally cyclical semiconductor group, was the strongest sector, followed by Utilities (normally considered a “defensive” sector). Energy and Materials were the weakest-performing sectors amid declines in the prices of oil and other commodities.

PERFORMANCE ATTRIBUTION

Good stock performance within Financials was the largest contributor to relative returns in the year. Shares of AIA Group, a Hong Kong-based insurer, rose after the company announced in February that it had received approval from Chinese regulators

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PERFORMANCE (% TOTAL RETURN)

	for periods ended September 30, 2019							for periods ended October 31, 2019

	1	3	5	10	SINCE INCEPTION*			1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	May-94	Jul-17	Sep-05	YEAR	YEARS	YEARS	YEARS	May-94	Jul-17	Sep-05

INTL EQUITY PORTFOLIO – INST CLASS	-3.34	6.68	5.37	7.19	6.05			11.19	8.83	5.71	7.64	6.17

INTL EQUITY PORTFOLIO – INST CLASS Z	-3.25	–	–	–		2.82		11.29	–	–	–		4.23

INTL EQUITY PORTFOLIO – INVESTOR CLASS	-3.65	6.31	5.03	6.84			5.91	10.79	8.46	5.36	7.29			6.12

MSCI ALL COUNTRY WORLD EX-US INDEX	-1.23	6.33	2.90	4.46	–	1.79	4.19	11.27	8.07	3.82	4.94	–	3.25	4.42

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Inception of the Investor Class, September 30, 2005. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

to expand operations to additional provinces. Indian financials HDFC Bank and ICICI Bank rebounded from prior weakness, later aided by the country’s September corporate tax cut. Strong returns from Consumer Staples stocks also contributed, especially French cosmetics manufacturer L’Oréal and Swiss branded-food giant Nestlé.

Poor performance from our Communication Services holdings detracted in the period, especially telecom services provider China Mobile and Chinese internet search engine Baidu. China’s government eliminated data-roaming charges, decreasing China Mobile’s average revenue per user. Baidu is facing increased rivalry in online advertising amid China’s slowing economy.

From a geographic perspective, the Portfolio benefited from strong stock selection in Europe outside the eurozone. In Switzerland, Nestlé, pharmaceutical giant Roche, and hearing-aid manufacturer Sonova Holdings led performance. In Sweden, industrial equipment manufacturer Atlas Copco boosted relative returns. But that good performance was offset by poor stocks from emerging markets, especially from Chinese holdings. Baidu, China Mobile, and online social media, payments, and games company Tencent all detracted.

PERSPECTIVE AND OUTLOOK

We have been concerned about President Trump’s approach to trade policy from the outset of his administration. A day after his election in 2016, we predicted “beneficiaries of trade and globalization stand to lose” if consensus assumptions about his future policies proved correct. By the fourth quarter of last year, new tariffs had been imposed, and their impact was beginning to be felt. We revealed our fear of an emergent trade war becoming “an attack on the bounty of globalization: the efficiencies of global supply chains that have benefited consumers everywhere while bolstering the profits of those companies most adept at exploiting them.”

We are no longer thinking about the possibility of a hot trade war but rather grappling with the reality of one. As it has escalated, companies have canceled investment plans, shifted their supply

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

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chains out of China, and been forced to choose between accepting lower margins or lower sales. The impact of tariffs is now showing up in economic data. In August, the US Purchasing Managers Index sank to a 10-year low, while Germany’s Business Climate Index dropped to a nearly 7-year low. The World Trade Organization (WTO) halved its estimate of growth in world trade in merchandise this year to just 1.2%, the slowest since 2009.

Due to the nature of today’s global trading system the negative effects of the trade war will be further-reaching than its proponents represented. According to a new WTO report, today more than two-thirds of global trade flows through global value chains (GVCs), with the remainder reflecting the traditional cross-border exchange of finished products. In “simple” GVCs, companies supply intermediate goods for use in finished production in other countries, for example, Brazilian iron ore exported to China to be made into steel for use in its skyscrapers. In “complex” GVCs, components cross and re-cross borders in intermediate production before being assembled as a final product. The iPhone is the classic example of such a “made in the world” product of a complex GVC. Gorilla Glass from Corning factories in Kentucky, semiconductors from Texas Instruments, batteries from Korea, DRAM from Taiwan, and other parts from 40 additional countries are assembled in China and shipped as a finished smartphone to consumers around the globe. The automobile and aircraft industries exhibit a similarly complex organization of production.

Determining the impact of tariffs on participants in GVCs is a near-impossible task. The WTO report notes: “One important policy implication is that changes in trade policy can have broad and unanticipated effects. The unilateral imposition of trade protection on exports from a partner country can have a significant impact on third countries when trade is carried out through GVCs, particularly complex GVCs. Indeed, as many products today are already ‘made in the world,’ increasing import protection can even harm exports from the home country.”

GEOGRAPHIC EXPOSURE (%) at October 31, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	2.9	6.7

EMERGING MARKETS	22.0	26.2

EUROPE EMU	23.2	21.5

EUROPE EX-EMU	25.3	20.4

FRONTIER MARKETS[2]	0.0	–

JAPAN	11.4	16.7

MIDDLE EAST	2.6	0.4

PACIFIC EX-JAPAN	6.0	8.1

OTHER[3]	3.1	–

CASH	3.5	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index; 3Includes companies classified in countries outside the Index.

SECTOR EXPOSURE (%) at October 31, 2019

SECTOR	PORTFOLIO	BENCHMARK[1]

COMM SERVICES	5.5	6.7

CONSUMER DISCRETIONARY	2.1	11.6

CONSUMER STAPLES	15.4	9.8

ENERGY	4.3	6.6

FINANCIALS	18.8	21.6

HEALTH CARE	10.8	8.7

INDUSTRIALS	12.8	12.1

INFORMATION TECHNOLOGY	19.7	9.0

MATERIALS	7.1	7.3

REAL ESTATE	0.0	3.2

UTILITIES	0.0	3.4

CASH	3.5	–

1MSCI All Country World ex-USIndex.

So great has been the bounty of the global trading system over our investing careers, it’s certainly the case that we have developed a bias in favor of businesses that are deeply embedded in complex GVCs. We have found that they tend to have lower and more flexible costs, making them more competitive. They are able to achieve higher and more geographically diversified revenues, and higher and more stable profit margins, potentially resulting in higher returns on capital. It is for these reasons that our research process leads us to them. If the global trading system is under rising threat from political interference, discount rates will rise for the shares of those companies most exposed.

Every quarter, we provide a breakdown of the portfolio’s regional and sector exposures as an exhibit of the diversification of our holdings, and, by implication, of the risks in the portfolio. Internally, we also compute the regional sources of revenues for each portfolio company. Thus, we put at the disposal of the portfolio managers the aggregate regional revenue breakdown of the companies in their portfolios, as a guide to risks of growth interruption or exposure to long-term trends in the various countries or regions.

We’ve adopted and streamlined the WTO’s taxonomy of enterprises to create a classification by which we can (crudely) estimate the portfolio’s aggregate exposure to global value chains. Accordingly, we classify our companies as follows:

•	A domestic business is one whose operations are limited to one country. An example is HDFC Bank, which does almost all its business in its home market of India.

•

A multi-domestic business is similar to what is commonly known as a multinational corporation (MNC), but with what we think is a needed twist. An example is the Swiss-based consumer products giant Nestlé. The company is commonly viewed as an MNC since it sells its products in 190 countries. While Nestlé uses raw materials from around the world and there is some trade in Nestlé’s end products, the vast majority of its products are manufac-

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tured in the same place they are sold: in the 80 countries where it has factories. To us, this means Nestlé’s GVC exposure is lower as it is effectively a set of domestic business in multiple countries.

•

A cross-border business not only has sales in multiple countries but also a complex production chain that sources components from many countries, assembles in others, and then transports the final product to countries around the world. Examples here include Adidas and Apple.

Distinguishing our companies in this way yields a picture of our exposure to each business model. As can be seen in the table below, our portfolio’s exposure to cross-border businesses is sizable, with more than 50% by portfolio weight so classified.

MODEL INTERNATIONAL EQUITY PORTFOLIO END WEIGHT BY GLOBAL VALUE CHAIN CLASSIFICATION

CROSS-BORDER	58%

MULTI-DOMESTIC	32%

DOMESTIC	10%

Source: Harding Loevner International Equity Model as of October 31, 2019.

If the US-instigated tariff threats have increased the risks of employing complex supply chains, then discount rates will have also risen for the companies whose businesses depend on them. While each analyst will be making judgments about whether such risks for any one company are adequately (or excessively) discounted in its share price, portfolio managers need to consider just how many of such judgments, that is, how many cross-border businesses, they are willing to back in their portfolio.

Over the last twelve months, the share prices of companies that we have categorized as cross-border have performed worse than those classified as multi-domestic, although the small handful of domestic companies in the portfolio did even worse (dominated by terrible performance from Chinese internet search provider Baidu). Unfortunately, without a similar classification for all stocks in the index, we have no means to quantify the effect on relative performance of this “cross-border” factor apart from other factors.

The effect of tariffs on participants in GVCs is but one, albeit a very important, example of how political intrusion in the economic sphere impacts our companies. It is clear that we must constantly monitor on many fronts the threats of government intervention. These threats are rising, not only in the form of tariffs, but also as additional restrictions on technology transfer (e.g., the US ban on sales of certain computer chips to certain Chinese entities), capital restrictions (US threats to restrict investment in Chinese equities, or force Chinese companies to move their listings from US stock exchanges), or even putative presidential “orders” that US companies abandon the business relationships they have built up in China. Our analysts must grasp how each company manages its supply chain and make a judgment about whether or not such risks are appropriately discounted in its share price.

TEN LARGEST HOLDINGS at October 31, 2019

COMPANY	SECTOR	COUNTRY	%

NESTLÉ	CONS STAPLES	SWITZERLAND	3.8

ROCHE	HEALTH CARE	SWITZERLAND	3.8

TSMC	INFO TECHNOLOGY	TAIWAN	3.8

AIA GROUP	FINANCIALS	HONG KONG	3.3

ALLIANZ	FINANCIALS	GERMANY	3.2

SAP	INFO TECHNOLOGY	GERMANY	3.2

L’OREAL	CONS STAPLES	FRANCE	3.1

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	2.9

ATLAS COPCO	INDUSTRIALS	SWEDEN	2.8

DBS GROUP	FINANCIALS	SINGAPORE	2.7

PORTFOLIO HIGHLIGHTS

The International Equity Portfolio has long included large allocations to Health Care companies, due to their consistent growth and high-quality. Though the Portfolio remains overweight in Health Care relative to the index, we have reduced the Portfolio’s allocation to the sector by a third over the last 12 months. We shifted this allocation mainly into Consumer Staples, purchasing Canadian roadside retailer Alimentation Couche-Tard and Mexican convenience stores operator and Coca-Coa bottler FEMSA.

We exited our position in German kidney dialysis company Fresenius Medical Care after its shares had rebounded following the defeat in November 2018 of the California ballot proposal that would have set controls on the profits of dialysis providers. However, regulatory threats in the US remain. We are also concerned about how the company’s earnings depend on customers who pay through commercial insurers. There is a high risk that insurers may start increasing pricing pressure on dialysis providers.

We were reluctant sellers of Bayer, which we owned into its merger with Monsanto, anticipating synergies between their crop science businesses. Over the past year, however, Bayer’s future has been clouded by adverse jury verdicts finding Monsanto’s Roundup to blame for some users’ blood cancers. The distraction of the lawsuits to follow will make it difficult for management to deliver upon our prior growth expectations. Moreover, the company now faces a large and indeterminate legal liability, in the estimation of which we do not have a particular edge.

Portfolio Management Team Update

As previously announced, Andrew West, a portfolio manager of the International Equity strategy since 2014, became a co-lead portfolio manager of the strategy on January 2, 2019, replacing Alec Walsh. Ferrill Roll continues as the strategy’s other co-lead portfolio manager.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT

JAFAR RIZVI, CFA CO-LEAD PORTFOLIO MANAGER ANIX VYAS, CFA CO-LEAD PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the International Small Companies Portfolio, the Institutional Class gained 10.14% and the Investor Class rose 9.82% (net of fees and expenses) in the fiscal year ended October 31, 2019. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, rose 8.77% (net of source taxes).

MARKET REVIEW

Stocks of international small companies ended 2018 with their steepest decline since the recession as the opening salvos of the US-China trade war led to the imposition of new tariffs, the US yield curve flattened after the Federal Reserve indicated additional short-term rate hikes, and reports of slowing growth in China and Germany sparked a flight to safety. However, stocks recouped much of their earlier losses by the end of March as US-China tensions (temporarily) cooled and central banks reversed course; the Fed announced a pause to future rate hikes and the unwinding of its balance sheet, while the European and Chinese central banks took steps to lower borrowing costs and encourage loan growth. This momentum continued into July, as the Fed cut rates for the first time since the financial crisis and the European Central Bank pushed rates further into negative territory.

This shift in policy was largely precipitated by the slowing global economy. In September, the OECD cut its 2019 forecast for global economic growth to the slowest rate in a decade, blaming the impact of the US-China trade war on global trade and capital investment. It also reduced its GDP growth estimates for next year for 18 of the G20 economies. Purchasing manager indexes, including those for the US and Germany, indicated the sharpest contraction in manufacturing in close to a decade. In Emerging Markets (EMs), China reported in September that its economy grew 6% in the second quarter of 2019, the lowest rate in nearly three decades.

Coupled with slowing growth, geopolitical concerns also weighed on markets. Independent of the US-China trade war, a separate trade dispute broke out between Japan and South Korea over World War II reparations. In Europe, the UK’s Brexit fiasco dragged on, as the country continued to extend its deadline to

FUND FACTS at October 31, 2019

TOTAL NET ASSETS		$329.3M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		93

TURNOVER (5 YR. AVG.)		39%

REDEMPTION FEE		2% FIRST 90 DAYS

DIVIDEND POLICY		ANNUAL

INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INSTITUTIONAL CLASS	INVESTOR CLASS

TICKER	HLMRX	HLMSX

CUSIP	412295875	412295883

INCEPTION DATE	6/30/2011	3/26/2007

MINIMUM INVESTMENT[1]	$100,000	$5,000

NET EXPENSE RATIO[2]	1.15%	1.40%

GROSS EXPENSE RATIO	1.39%	1.75%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

leave the EU. In the Middle East, a drone attack on Saudi Arabia’s largest oil production facility disrupted nearly half of the kingdom’s oil output, causing a brief spike in oil prices. In Hong Kong, political protests have at times grounded the city to a halt.

Information Technology (IT) was the best-performing sector, rising approximately 25% during the period. The sector saw an improving outlook for semiconductor and hardware companies as strong demand was anticipated for new devices utilizing the next generation of cellular network technology, 5G. On the other hand, Energy stocks were by far the worst performing, falling 19%.

By region, the Middle East (Israel), Pacific ex-Japan, and EMs all performed strongly. Frontier Markets performed the worst, falling nearly 3% as countries such as Saudi Arabia and Argentina weighed on performance.

PERFORMANCE ATTRIBUTION

Strong stock selection in Industrials contributed to the Portfolio’s outperformance over the trailing 12 months. Philippines-based container terminal operator ICTSI rose after its operating margins improved due to increased volumes and efficiencies at its Argentinian, Columbian, and Australian ports. Our stock selection in IT and our overweight to the sector also contributed. In particular, shares of Argentinian IT services firm Globant were strong as the company’s low-cost base (a majority of its revenue is in USD, while a majority of its costs are in Argentinian pesos), differentiated service offering, and unique operating model continued to drive revenue and profit growth. Israeli information security com-

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PERFORMANCE (% TOTAL RETURN)

	for periods ended September 30, 2019						for periods ended October 31, 2019

	1	3	5	10	SINCE INCEPTION*		1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	Jun-11	Mar-07	YEAR	YEARS	YEARS	YEARS	Jun-11	Mar-07

INTL SMALL COMPANIES PORTFOLIO – INST CLASS	-4.16	7.20	5.24	–	5.83		10.14	9.10	6.02	–	6.18

INTL SMALL COMPANIES PORTFOLIO – INVESTOR CLASS	-4.37	6.95	4.97	8.10		5.61	9.82	8.84	5.75	8.39		5.83

MSCI ALL COUNTRY WORLD EX-US SMALL CAP INDEX	-5.63	4.64	3.98	6.13	4.02	–	8.77	6.98	5.31	6.67	4.47	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, June 30, 2011. Inception of the Investor Class, March 26, 2007. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

The charts below illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

pany CyberArk Software also contributed as strong sales of its security software led to rising revenue, earnings, and profit margins.

Poor selection in Materials hurt relative returns. Shares of Vietnamese steel producer Hoa Phat Group declined as the company faced declining margins due to rising costs for imported iron ore. The portfolio’s underweight to strongly-performing Real Estate, and overweight to poorly-performing Consumer Staples, also detracted.

Our stock selection in the eurozone contributed more to our relative returns than any other region, thanks to Germany-based ophthalmic equipment manufacturer Carl Zeiss Meditec, whose shares gained as the company improved margins and grew sales of its laser eye surgery platform, RelexSMILE. Finland-based atmospheric devices manufacturer Vaisala also contributed as the company raised its revenue guidance during the period and acquired a liquid measurement business that should provide new avenues for growth. Our stocks in emerging markets also helped, especially ICTSI.

Our poor stock selection in Europe outside the eurozone, particularly the UK and Sweden, detracted from relative returns. In the UK, Senior, a manufacturer of components for jetliners, trucks, and power plants, continued to suffer from the extended grounding of the Boeing 737 Max, which uses a number of Senior’s parts. Investors are concerned that Boeing will further reduce production of the plane, hurting Senior’s sales. Kazakhstan-based Nostrum Oil & Gas (which trades on the London Stock Exchange) was another detractor. We exited our position in the company as management has repeatedly guided down production targets and delayed the commissioning of a gas treatment unit that was expected to double production volumes.

INVESTMENT PERSPECTIVES

Corporate managers recognized as early as the 1960s how computers and software could boost productivity and reduce costs. They also realized that the design, implementation, and management of increasingly sophisticated and constantly evolving systems required expertise that most companies could not readily sustain internally, so they turned to specialist companies for help. The IT services industry took off, its growth occurring in waves that mirrored technological advances. At first, companies sought services to set up hardware (e.g., mainframes, minicomputers, PCs, and servers), customize off-the-shelf software, and install corporate networks. Later, growth was propelled by the emergence of the internet and more advanced software for enterprise and supply-chain management. While IT leaders like IBM and Electronic Data Systems captured most of the early growth, later phases offered opportunities for smaller companies to carve out places for themselves.

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Advances in artificial intelligence, cloud computing, and Big Data analytics are driving the latest wave of growth for IT services companies. Corporate managers who believe these tools will transform their businesses are spending heavily in hopes that the technologies will allow them to capture new growth opportunities, fend off rivals, and improve their returns on capital. Once again, they’re seeking outside help. The total addressable market for the “digital” services, within the broader US$1 trillion IT Services and Consulting industry, is estimated to be as much as US$300 billion, and it’s growing about 20% a year, significantly higher than the industry’s overall growth of about 5% a year. But the IT services giants that benefited most from the earlier growth are not in the best position to capture this new opportunity. Large incumbents like TCS in India, IBM in the US, and Capgemini in France are saddled with high revenue exposure to older technologies. Smaller IT services companies, on the other hand, have little to no exposure to legacy technologies and have smaller, nimbler, and more focused teams of engineers who specialize only in the cutting-edge technologies most in demand today.

The strong growth and potentially high profits of digital IT services have attracted numerous companies to the industry. Barriers to entry are low: engineers with expertise in the right niche can easily set up their own companies and attract customers. However, the transition from a single entrepreneur to a growing company (and a potential long-term investment opportunity) requires more than just the specialized knowledge of an individual engineer. Management ability and organizational structure are the defining characteristics between a small IT shop and large organization with more sustainable growth. As a company executes on projects, management must develop repeatable methodologies and processes, as well as document mistakes and how they were fixed. Companies that do this well tend to be more successful at accumulating and applying these skills across multiple clients.

Italy-based Reply is an IT services company that has developed areas of expertise and an organizational structure conducive to long-term growth. It was founded in 1996 by Mario Rizzante, who left his position at the systems integrator Atos because he saw the potential of the internet to reshape the ways businesses operated internally and how they interacted with customers externally. At the time, many of the largest IT services companies were not focused on the internet. Rizzante filled the void. He realized that Reply would need to build a nimble organization that could adapt to new technological trends more quickly than larger companies. Reply was structured differently than most IT services companies, relying on small teams that operated as independent companies. The parent company incentivized these subsidiary companies appropriately, paying their managers bonuses for growing earnings. Each developed a particular technological or business focus, and, due to their small size, they stayed nimble over a period marked by technological advancement.

Today, Reply’s 7,600 employees still operate in small business units; the company now has a network of over 80 subsidiaries, each focused on a specific technology or industry. An executive board oversees all the offerings and coordinates collaboration among the teams. The autonomous nature of the subsidiaries allows

SECTOR EXPOSURE (%) at October 31, 2019

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	7.2	4.7

CONSUMER DISCRETIONARY	6.0	12.4

CONSUMER STAPLES	10.7	6.1

ENERGY	3.6	3.1

FINANCIALS	5.1	10.2

HEALTH CARE	14.8	7.3

INDUSTRIALS	21.1	19.4

INFORMATION TECHNOLOGY	20.2	10.7

MATERIALS	3.8	10.0

REAL ESTATE	0.6	12.7

UTILITIES	2.2	3.4

CASH	4.7	–

1MSCI All Country World ex-US Small Cap Index.

GEOGRAPHIC EXPOSURE (%) at October 31, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	1.4	6.8

EMERGING MARKETS	22.8	20.7

EUROPE EMU	23.6	16.4

EUROPE EX-EMU	21.7	23.1

FRONTIER MARKETS[2]	4.4	–

JAPAN	15.6	23.0

MIDDLE EAST	1.7	1.3

PACIFIC EX-JAPAN	1.8	8.7

OTHER[3]	2.3	–

CASH	4.7	–

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes companies classified in countries outside the Index.

the company as a whole to be extremely adaptable. At the same time, their aggregate knowledge can be applied to multiple customers. Its “Data Reply” subsidiary, for example, specializes in providing customers with applications for acquiring, analyzing, and interpreting Big Data. Recently, the company was hired by a large energy supplier to apply machine learning tools to sensor data collected at a wind farm to help better predict when its turbines might fail. By doing so, the energy company could undertake maintenance work more efficiently and reduce costly downtime.

With its network of small businesses, Reply has been quicker to offer solutions for cutting-edge technology than most other IT services companies. Its selling point is knowledge of the newest technology, not low cost. Customers do not mind: over the past five years, Reply’s revenues and operating profits have risen at a compounded rate of 10% and 15%, respectively, per year—a growth rate we expect to continue.

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Argentina-based Globant is another, more recent example of a small IT services firm that has developed sustainable competitive advantages. The company was founded in 2003 by four engineers who foresaw a fundamental shift in how software services and products could be delivered thanks to the ubiquitous availability of high-speed internet and its ability to transmit live data, images, and video. Rather than follow the “we work while you sleep” model of Indian IT services providers, they envisioned a company that could help clients during their workdays, regardless of location. Argentina’s economy and perennially weak currency also helped in that engineers were paid in pesos while clients outside Argentina paid their bills in stronger currencies. Globant’s early focus was on software development, infrastructure management, and globalization/localization, which entailed developing programs for different languages. One of its first clients was Google, which hired the young company to help build its AdWords online-advertising system. The success of that project led to additional work on Google’s online e-commerce engine and the social media capabilities of a subsequent acquisition—YouTube.

The early work led to a specialization in numerous areas of interest to future clients: social media integration, data security, and designing software for mobile devices. Over time, it gained more business from Google and added many other blue-chip clients, including Disney, Ubisoft, and American Express. Unlike larger rivals that have more bureaucratic management structures, Globant organizes its people into small cross-functional teams. It now has over 9,200 employees, many of whom are located in Argentina and elsewhere in Latin America.

Globant’s low-cost base, differentiated service offering, and unique operating model have helped drive nearly 30% compound annual revenue growth and approximately 80% operating profit growth over the last five years. We think the company can continue to grow revenues and profits at a rate much higher than the IT services industry as a whole due to its unique services offering, providing opportunities for further penetration at existing customers and the addition of new clients.

PORTFOLIO HIGHLIGHTS

During the past 12 months, our highest-quality and fastest-growing companies have generally become more expensive, and are also larger contributors to portfolio risk in terms of volatility, beta, and tracking error. Our preference for these companies presents us with a dilemma: should we continue to emphasize the highest-quality and fastest-growing companies, tolerating their prices and heightened risk, or should we gravitate incrementally to businesses that may be slightly less robust, but whose stock prices are cheaper and less volatile? It’s largely been a balancing act between these two approaches, though recently we have slightly favored the latter—choosing to trim strong performers that have led to sector overweights.

In the period, we maintained our significant overweight to the IT sector, which represents about 20% of the portfolio. During reviews of our portfolio’s risk profile, we noticed that these holdings

TEN LARGEST HOLDINGS at October 31, 2019

COMPANY	SECTOR	COUNTRY	%

ARIAKE	CONS STAPLES	JAPAN	2.8

CARL ZEISS MEDITEC	HEALTH CARE	GERMANY	2.6

ALTEN	INFO TECHNOLOGY	FRANCE	2.4

RUBIS	UTILITIES	FRANCE	2.2

BECHTLE	INFO TECHNOLOGY	GERMANY	2.2

REPLY	INFO TECHNOLOGY	ITALY	2.2

ABCAM	HEALTH CARE	UK	2.1

VAISALA	INFO TECHNOLOGY	FINLAND	2.0

CORE LABORATORIES	ENERGY	US	2.0

NAKANISHI	HEALTH CARE	JAPAN	1.9

had elevated the portfolio’s risk, specifically in terms of volatility, beta, and tracking error. In response, we trimmed several of our IT holdings: Globant, CyberArk, and Infomart. The actions had their desired effect, reducing the portfolio’s overall risk profile, though the continued rise in these companies’ share prices has exacted an opportunity cost.

We continued this approach into August with Carl Zeiss Meditec. Though it continues to execute exceptionally well, we trimmed our exposure due to its increasing contribution to our portfolio’s volatility. We have little doubt that the company’s margins can expand further, but think this is already reflected in its stock, which has been trading at or near its all-time high. We also trimmed several other holdings, including ICTSI, Integrated Diagnostics, Nakanishi, and Bechtle, all in the effort to temper our exposure to expensive valuations and volatility. We also sold two companies specifically on account of their high valuations: Britvic, a UK beverage maker, and Brunel International, a Netherlands-based specialty employment company.

On an absolute basis, our exposure to Japan increased during the period, though we are still underweight relative to the benchmark. We established a position in Rohto Pharmaceutical, a maker of health and beauty products, and purchased additional shares of Nakanishi, a manufacturer of equipment for dentists.

Geopolitical uncertainty has also created opportunities for us to add to our positions in several high-quality, growing companies. Amid slumping global auto sales, we added to our positions in South Korea’s Hankook Tire and lubricant maker Fuchs Petrolub of Germany. We also purchased Turkey’s largest confectionary company Ülker, whose economies of scale provide a cost advantage in manufacturing.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

SCOTT CRAWSHAW	PRADIPTA CHAKRABORTTY
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
CRAIG SHAW, CFA	G. RUSTY JOHNSON, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
RICHARD SCHMIDT, CFA
PORTFOLIO MANAGER

The Institutional Emerging Markets Portfolio (Institutional Class and Institutional Class Z) and the Emerging Markets Portfolio (Advisor Class)—collectively, the “Portfolios”—are both managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

PERFORMANCE SUMMARY

The Institutional Emerging Markets Portfolio – Institutional Class rose 16.43%, the Institutional Emerging Markets Portfolio – Institutional Class Z rose 16.61%, and the Emerging Markets Portfolio – Advisor Class rose 16.46% (all net of fees and expenses) in the fiscal year ended October 31, 2019. The Portfolios’ benchmark, the MSCI Emerging Markets Index, rose 11.86% (net of source taxes) in the fiscal year.

MARKET REVIEW

EMs posted strong returns in a fiscal year marked by the twists and tweets in the US-China trade dispute, weakening global economic data, and central bank actions in response to the cloudy economic outlook. The US-China trade drama featured whiplash-inducing developments as optimism about talks turned sour, only to be followed by another apparently positive turn, before again dissolving into recriminations. The year ended at a positive point, with US and Chinese officials beginning a new round of trade negotiations, China offering to increase its purchases of US agricultural goods, and President Donald Trump indicating a willingness to accede to a “phase one” agreement.

As the year progressed, there were increasing signs that the trade war was weighing on global economic growth. China’s economy grew at a rate of only 6% in the second quarter of 2019, the slowest rate in nearly three decades. In September, the OECD cut its 2019 forecast for global economic growth to the slowest rate in a decade, citing the impact of the US-China dispute on global trade and capital investment. Central banks responded with a newly dovish policy stance.

FUND FACTS at October 31, 2019

SALES CHARGE			NONE

NUMBER OF HOLDINGS			74

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

INSTITUTIONAL INVESTORS			INDIVIDUAL INVESTORS

PORTFOLIO ASSETS	$5,422.6M		$4,274.3M

TURNOVER (5 YR. AVG.)	20%		24%

CLASS	INST CLASS	INST CLASS Z	ADVISOR

TICKER	HLMEX	HLEZX	HLEMX

CUSIP	412295701	412295693	412295305

INCEPTION DATE	10/17/2005	3/5/2014	11/9/1998

MINIMUM INVESTMENT[1]	$500,000	$10,000,000	$5,000

NET EXPENSE RATIO	1.27%	1.11%[2]	1.37%	[3]

GROSS EXPENSE RATIO	1.27%	1.20%	1.40%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020. 3The net expense ratio is as of October 31, 2019 as the Portfolio is operating below the contractual agreement, which is in effect until February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

As growth in China and other key EMs decelerated, business results among Information Technology (IT) companies proved resilient, with the sector up 23%. Consumer Discretionary and Staples also outperformed the index but saw a wide divergence in returns across countries.

Materials was the worst-performing sector, falling 5%, with weak performance from steel producers and petrochemical companies due to dimming global growth prospects. Health Care was also weak as political pressures continued to mount worldwide over the rising cost burden of health care, particularly in the US, an important market for many EM-based generic drug manufacturers.

Emerging Europe was the strongest region, thanks to a sizeable contribution from Russia. In a global environment of rising risks from conflicts over trade and technology, as well as lower sovereign bond yields, investors were attracted by Russia’s relative isolation from dislocations in global trade and the high dividend yields offered by Russia’s blue-chip stocks, such as Sberbank and Lukoil.

In Asia, IT heavyweight Taiwan was the best-performing market. Returns were also strong in India, where Prime Minister Narendra Modi won a second five-year term with a strong majority of the vote that ensures policy continuity. Modi’s re-election coincided with tightening credit conditions and weakening consumer and corporate confidence, however. His government responded by announcing a series of stimulative policies, including a significant corporate tax cut. In Latin America, investors in Brazil were cheered by the Senate’s passage of a landmark social security reform bill that is forecast to save the government nearly US$200 billion over the next ten years.

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PERFORMANCE (% TOTAL RETURN)

	for periods ended September 30, 2019							for periods ended October 31, 2019

	1	3	5	10	SINCE INCEPTION*			1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	Oct-05	Mar-14	Nov-98	YEAR	YEARS	YEARS	YEARS	Oct-05	Mar-14	Nov-98

INST. EMERGING MARKETS PORTFOLIO – INST. CLASS	0.78	5.56	3.06	4.95	6.45			16.43	7.23	3.47	5.58	6.71

INST. EMERGING MARKETS PORTFOLIO – CLASS Z	0.90	5.74	3.25	–		3.80		16.61	7.44	3.67	–		4.48

EMERGING MARKETS PORTFOLIO – ADVISOR CLASS	0.74	5.45	3.00	4.90			10.61	16.46	7.14	3.41	5.52			10.77

MSCI EMERGING MARKETS INDEX	-2.01	5.97	2.33	3.37	5.96	3.30	–	11.86	7.36	2.93	3.78	6.24	4.01	–

Returns are annualized for periods greater than 1 year. *Inception of Institutional Class, 10/17/05. Inception of Class Z, 3/5/14. Inception of the Advisor Class, 11/9/98. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

PERFORMANCE ATTRIBUTION

The Portfolios’ outperformance was a result of generally favorable sector allocations and good stock selection. Our underweight to Materials and overweights to IT and Consumer Discretionary were all helpful. Good stock picks in Financials and IT offset weaker ones in Materials, Real Estate, and Consumer Staples.

In Financials, our investments in an array of growing banks and insurance companies across Russia, Brazil, India, South Africa, Mexico, Indonesia, and China/Hong Kong produced strong returns. Sberbank of Russia and Bank Rakyat of Indonesia were large contributors. Shares of Hong Kong-listed AIA Group also rose in anticipation of the Chinese government’s plan to accelerate the removal of restrictions on foreign insurance companies.

In IT, shares of smartphone camera-equipment manufacturers, especially China’s Sunny Optical, rose in response to rising demand from makers of premium smartphones. The increase was partly spurred by the launches of new phones, including Apple’s iPhone 11 Pro, which incorporate advanced cameras requiring high-specification lens sets.

Poor stock selection in Materials was due to Sasol, a South African energy and specialty-chemicals company, which disappointed shareholders with the delays and excess costs associated with ramping up its new Louisiana chemical plant. In Consumer Staples, Jiangsu Yanghe, China’s third-largest distiller of baijiu (“white spirits”), reported slowing sales in its stronghold territory.

By region, our relative performance was boosted mainly by strong stocks in Asia including Sunny Optical and natural gas distributor ENN Energy in China and semiconductor manufacturer TSMC in Taiwan. We underperformed in South Africa mainly due to Sasol and the insurer Discovery Holdings. Discovery’s shares sold off after the government announced a preliminary seven-year plan to develop a universal health insurance program that could restrict the services that private medical schemes like those administered by Discovery can provide. We think the impact on Discovery’s business will be less than initially feared, because the government’s fiscal position is challenged and the basic public plan it can afford won’t satisfy the growing demand for quality health care.

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

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PERSPECTIVE AND OUTLOOK

When we first wrote about the US-China trade dispute in April 2018, we stated that we would make no changes to our portfolio based on tweets, headlines, and geopolitical predictions, reminding readers that our investment decisions remain anchored in analysis of industry and company fundamentals. With respect to potential changes in global trade, we seek answers to two primary questions: Would the competitive position of a company be affected? If so, what are the implications for its long-term growth and profit margins?

To illustrate how we analyze the implications of the trade dispute and incorporate them into our investment decisions, we discuss two holdings especially exposed.

Techtronic Industries (TTI), the manufacturer of Milwaukee, Ryobi, and Homelite cordless tools, appears to be caught right in the middle of the conflict. Though headquartered in Hong Kong, the company’s factories are concentrated in China and the majority of its revenue is generated in the US. In the weeks following the Trump administration’s September 2018 announcement of tariffs on US$200 billion in Chinese goods, TTI’s shares fell 28%.

In our opinion, this was an overreaction. For one reason, the tariff list often targets components rather than whole products. “Lithium-ion battery-operated cordless tools”—TTI’s fastest-growing product line—are not on the list. Lithium-ion batteries are on the list, but TTI sources the majority of its batteries from Japan and South Korea and so avoids the levies. Corded tools are also on the list. TTI’s key competitors in the US market, such as Stanley Black & Decker, also manufacture primarily in China but they are more exposed to tariffs because a higher percentage of their sales comes from corded tools. Some also source their Li-ion batteries from China.

GEOGRAPHIC EXPOSURE (%) at October 31, 2019

COUNTRY/REGION	INSTITUTIONAL	ADVISOR
	HLMEX / HLEZX	HLEMX	BENCHMARK[1]

BRAZIL	7.6	7.6	7.7

CHINA + HONG KONG[2]	32.4	32.5	31.8

INDIA	6.6	6.6	8.9

MEXICO	4.6	4.6	2.5

RUSSIA	8.7	8.8	4.1

SOUTH AFRICA	2.9	2.9	4.7

SOUTH KOREA	9.1	9.2	12.2

TAIWAN	8.3	8.3	11.9

SMALL EMERGING MARKETS[3]	9.9	9.9	16.2

FRONTIER MARKETS[4]	2.3	2.3	—

DEVELOPED MARKET LISTED[5]	4.3	4.3	—

CASH	3.3	3.0	—

1MSCI Emerging Markets Index; 2The Harding Loevner Funds Institutional Emerging Markets Portfolio’s end weight in China is 25.7% and Hong Kong is 6.6%. The Harding Loevner Funds Emerging Markets Portfolio’s end weight in China is 25.8% and Hong Kong is 6.7%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes countries with less-developed markets outside the Index; 5Includes emerging markets or frontier markets companies listed in developed markets, excluding Hong Kong.

SECTOR EXPOSURE (%) at October 31, 2019

SECTOR	INSTITUTIONAL HLMEX / HLEZX	ADVISOR HLEMX	BENCHMARK[1]

COMMUNICATION SERVICES	7.4	7.4	11.1

CONSUMER DISCRETIONARY	15.3	15.4	13.3

CONSUMER STAPLES	9.0	9.0	6.7

ENERGY	7.8	7.8	7.8

FINANCIALS	27.1	27.2	24.7

HEALTH CARE	1.4	1.4	2.8

INDUSTRIALS	7.1	7.2	5.3

INFORMATION TECHNOLOGY	18.7	18.7	15.5

MATERIALS	0.6	0.6	7.1

REAL ESTATE	0.0	0.0	2.9

UTILITIES	2.3	2.3	2.8

CASH	3.3	3.0	—

1MSCI Emerging Markets Index.

Another reason is that even if the tariffs were extended to cover cordless tools we would expect TTI to continue to grow, albeit with some margin impact that TTI can offset by moving production outside of China or introducing new products at higher prices. Do-it-yourselfers have already largely transitioned from corded to cordless tools, but professionals have held back due to concerns about cordless tools’ inferior power and reliability. Thanks to recent advances in battery technology, cordless tools now meet the demanding requirements of construction and industrial jobs, and professionals are responding accordingly.

Our analyst expects the cordless power-tool market to grow at a compound annual rate of 6% over the next 10 years, with TTI’s sales growing at 10% thanks to market-share gain on the strength of its superior technology, and its first mover advantage and brand loyalty among professionals. The impact of tariffs to growth is negligible in his model, though he does account for a potential impact to TTI’s margins if the company relocates some production outside of China. Based on that outlook, we established a position in TTI at the beginning of 2019 and added to it in recent months.

While the key issue for TTI is how tariffs could raise the price and depress the sales of its products, the concern for Hangzhou Hikvision is not nearly as straightforward. Its global business success has put the company in the crosshairs of the Trump administration as it combats what it perceives as China’s military and technological threat to the US. The company is the global leader in developing and manufacturing video surveillance equipment, including systems that incorporate artificial intelligence (AI) and big-data analysis to improve the efficacy and expand the applications of its cameras. Hikvision’s high-quality, low-cost products have enabled it to dominate the vast Chinese market, and it is rapidly capturing market share elsewhere.

The US government has targeted Hikvision’s products purportedly for national security reasons, despite that its products have been certified by US governmental and international agencies to comply with the highest cybersecurity standards. In October, the US added Hikvision to the Treasury Department’s Entity List, which restricts the company’s ability to purchase certain advanced US technology. The US

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market as a whole accounts for only 5% of its US$7 billion in annual sales. Under any scenario, its most important market will continue to be China, which accounts for more than 70% of sales. The threat of loss of access to US semiconductors would not have a material financial impact on the company in the near term. In recent years, Hikvision has significantly diversified its sources of semiconductors and produces most of its products using non-US chips.

Surveillance is a vast and growing global business. According to BIS Research, the surveillance market is expected to grow 16% a year to over US$77 billion by 2023. The growth is being propelled by the replacement of simple analog video cameras with advanced digital technology that offers more increasingly advanced analytical capabilities.

Hikvision appears poised to capture much of the industry’s growth. The company’s key competitive advantages are its heavy investment in R&D and the large number of engineers it has hired from China’s highly skilled and affordable labor pool. In 2018, the company spent 4.5 billion renminbi (US$655 million) on R&D (a 40% increase over the previous year) and employed over 16,000 engineers, who account for nearly half of its total workforce. No other surveillance company comes close to Hikvision’s scale.

We recognize that there are social risks associated with selling surveillance equipment, which can be used for socially oppressive as well as socially beneficial purposes. As an integral part of our fundamental research, we explore environmental, social, or governance (ESG) issues that may pose a risk to the sustainability of a company’s business. Our ESG analysis culminates in assigning a score to each of these three areas for a company. The ESG scores are measures of the risk to the sustainability of a company’s growth and impact our estimate of a company’s fair value. Late last year, news reports emerged that Hikvision’s technology was being used to support government surveillance in Xinjiang province, where for years Uighurs and other Muslims have been detained in re-education camps for the ostensible purpose of countering extremism and terrorism. The reports detailed, for the first time, the role that advanced surveillance systems played in the government’s crackdown in the province, including in the camps.

In meetings with Hikvision’s management in China, we discussed the Xinjiang issue. They claimed that the company had been unaware of the purposes of the government contracts at issue, as the projects’ specifications were very similar to the typical surveillance system used for security at many large school campuses in China or abroad, that the company was not involved in the operations at its clients’ sites, and that the data collected in Xinjiang was not accessible by Hikvision. Though it is impossible for us to confirm what the company knew about the camps before last year’s reports, we were encouraged by the actions it has taken in the aftermath. Hikvision immediately made changes to reduce its social risk exposure, including ending its participation in such projects in Xinjiang and revising its screening procedures to comply with international human rights standards. Nonetheless, we assign the company a high social risk score to reflect the heightened concerns surrounding the potential for employment of its products in human rights abuses, and to reflect the additional, related risk factor that its largest shareholder remains a Chinese state entity.

TEN LARGEST HOLDINGS at October 31, 2019

COMPANY	SECTOR	COUNTRY	INSTITUTIONAL HLMEX / HLEZX	ADVISOR HLEMX

TSMC	INFO TECHNOLOGY	TAIWAN	5.5	5.5

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	4.7	4.7

ALIBABA	CONS DISCRETIONARY	CHINA	4.3	4.3

TENCENT	COMM SERVICES	CHINA	4.0	4.0

LUKOIL	ENERGY	RUSSIA	2.9	2.9

NOVATEK	ENERGY	RUSSIA	2.7	2.7

AIA GROUP	FINANCIALS	HONG KONG	2.7	2.7

SBERBANK	FINANCIALS	RUSSIA	2.6	2.6

HDFC CORP	FINANCIALS	INDIA	2.5	2.5

ENN ENERGY	UTILITIES	CHINA	2.3	2.3

PORTFOLIO HIGHLIGHTS

We seek businesses with enduring competitive advantages within industries with favorable characteristics. Our new purchases this year involved attractively priced companies that are executing their corporate strategies well, including two new investments in companies connected to the automotive industry. Autohome is China’s leading online platform where automotive buyers can browse for comprehensive information about cars and driving. Data gathered from the platform’s roughly 90 million users is valuable to automakers and car dealers. In fact, online advertising and lead-generation data are Autohome’s key revenue streams. As Brazil’s largest car rental company, Localiza has the scale to source vehicles more cheaply than competitors and provide retail and fleet customers with better quality and choice.

We also added to our position in Coca-Cola HBC, a multi-national Coca-Cola bottler that generates a majority of revenues from emerging Europe and Nigeria. The company has continued to improve profit margins by achieving economies of scale and using enhanced data analytics to engage more effectively with retailers on product placement and pricing.

Our sales this year included Raia Drogasil, the leading Brazilian drugstore operator. In late 2018, the company lowered generic drug prices to capture a bigger share of the prescription market, igniting sales growth. Same-store sales and operating leverage also improved, allowing margins to recover. Raia Drogasil’s shares rallied strongly since the early 2019, taking their price well beyond our estimate of fair value.

We also sold Chinese laser-tools manufacturer Han’s Laser for failing to live up to our demands for high-quality corporate governance. In early July, reports surfaced in the media of the company’s spending on a European “R&D center,” which turned out to be more of a five star R&R resort. In a conference call, executives denied misleading investors, even though there was no hint of the project’s true nature in the company’s financial disclosures. Disappointed by their lack of transparency and dissembling, we felt we could no longer trust management to look after the interests of shareholders.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolios.

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PORTFOLIO MANAGEMENT TEAM

PRADIPTA CHAKRABORTTY CO-LEAD PORTFOLIO MANAGER BABATUNDE OJO, CFA CO-LEAD PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the Frontier Emerging Markets Portfolio, the Institutional Class I rose 3.59%, the Institutional Class II rose 4.01%, and the Investor Class rose 3.24% (net of fees and expenses) in the fiscal year ended October 31, 2019. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index, rose 9.70% (net of source taxes).

MARKET REVIEW

Stocks in Frontier Emerging Markets (FEMs) sold off toward the end of 2018 and then bounced back in early 2019. In August, returns again fell sharply as politics roiled the equity markets of Argentina and Peru. For the fiscal year ended October 31, FEMs posted solid gains.

By region, the Gulf States performed the best, primarily due to Kuwait, which accounts for 80% of the region’s index weight. Investors anticipated index provider MSCI’s announcement of the country’s reclassification from frontier to emerging market (EM) status. On June 25, the MSCI confirmed its plan, which could be implemented as early as May 2020.

Europe also recorded strong performance, lifted by Romania. Its market rose after the government lowered its proposed taxes on banks, and was also helped by the country’s improving political environment. In August, the liberal party ALDE broke out of the ruling coalition that was responsible for several anti-business proposals. The exit likely limits the ability of the coalition to impose new regulations harmful to companies.

Argentina’s market plunged 48% in US-dollar terms in one day after President Mauricio Macri unexpectedly lost a primary election in August. In October, the business-friendly former president was voted out of office in the general election and replaced by Alberto Fernández of the Frente de Todos party, a coalition of leftist politicians. With former President Christina Kirchner as the vice-presidential candidate of the opposition party, investors fear the country’s return to populist economic policies that included

FUND FACTS at October 31, 2019

TOTAL NET ASSETS			$294.0M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			65

TURNOVER (5 YR. AVG.)			33%

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INST CLASS I	INST CLASS II	INVESTOR CLASS

TICKER	HLFMX	HLFFX	HLMOX

CUSIP	412295867	412295735	412295859

INCEPTION DATE	5/27/2008	3/1/2017	12/31/2010

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO	1.62%	1.35%[2]	2.00%[2]

GROSS EXPENSE RATIO	1.62%	1.56%	2.06%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

large fiscal deficits, price and capital controls, and the nationalization of some private companies.

A 25% fall in the Argentine peso following Macri’s primary loss essentially guaranteed that inflation would rise. It led Macri’s government to impose a temporary freeze on fuel prices, and to reinstate capital controls to preserve the country’s rapidly dwindling foreign exchange reserves. The government also announced a voluntary plan for debt renegotiation to push out repayments, including of debt owed to the IMF. Ratings agencies deemed the move a technical default; against the background of the country’s recurring history of default, this created further panic and further declines in the country’s equity and bond markets.

Elsewhere in Latin America, politics weighed on Peru’s market, too. In July, President Martín Vizcarra, in a bid to oust opponents who have blocked his anti-corruption reforms, announced his intention to dissolve Congress and seek elections in 2020, a year earlier than scheduled. Congress has resisted the move, and investors fear the impasse will make it even harder for the executive and legislative branches to work together to approve investment projects needed to boost the Peruvian economy.

The Middle East, which accounts for just 2% of the index, also fell in the period as investors continued to worry that Lebanon may default on its debt after the country failed to form a government that could pass much-needed fiscal reforms.

By sector, Information Technology (IT) performed the best, mainly due to an 81% rise in the share price of Globant, an

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PERFORMANCE (% TOTAL RETURN)

	for periods ended September 30, 2019							for periods ended October 31, 2019

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*			1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*
					May-08	Mar-17	Dec-10					May-08	Mar-17	Dec-10

FRONTIER EM PORTFOLIO – INST CLASS I	-2.61	2.52	-3.53	2.90	-1.38			3.59	3.47	-2.47	3.28	-1.20

FRONTIER EM PORTFOLIO – INST CLASS II	-2.34	–	–	–		2.65		4.01	–	–	–		3.32

FRONTIER EM PORTFOLIO – INVESTOR CLASS	-2.98	2.22	-3.89	–			0.40	3.24	3.12	-2.85	–			0.60

MSCI FRONTIER EM INDEX	2.63	3.47	-2.32	2.93	–	3.67	1.16	9.70	4.67	-1.15	3.47	–	4.55	1.44

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class I, May 27, 2008. Inception of the Institutional Class II, March 1, 2017. Inception of the Investor Class, December 31, 2010. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

The one year total return above will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with US GAAP principles. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

The charts below illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Argentine IT services provider. The company reported healthy organic sales growth, including strong demand from its leading customer Disney. Real Estate also outperformed, boosted by Vietnam’s real estate companies, which are seeing increased demand from manufacturers looking to relocate factories from China. Energy declined the most, partly due to falling oil prices, but amplified by the sell-off of Argentine energy companies YPF and Transportadora de Gas del Sur.

Consumer Discretionary also posted declines because of an 11% fall in Jollibee Foods, a Philippines-based quick-service restaurant operator. Investors fled after the company announced the acquisition of The Coffee Bean & Tea Leaf, a loss-making US coffee shop chain. It followed closely on an earlier US acquisition, Smashburger, which continues to drag on Jollibee’s profits.

PERFORMANCE ATTRIBUTION

Viewed by sector, our weak stocks in Materials detracted the most from relative returns in the fiscal year. Vietnamese steel producer Hoa Phat Group faced rising costs for imported iron ore, which contributed to a year-on-year margin decline. Our weak stocks in Financials also detracted significantly. Argentine banks Banco Macro and Grupo Financiero Galicia plummeted on the turn of events. Our stock selection in Consumer Discretionary contributed; however, this was offset by our overwieght to the sector, including Jollibee Foods. Our overweight to Globant helped returns.

By region, our stocks in Asia detracted the most, particularly Vietnam (Hoa Phat Group) and the Philippines (Jollibee Foods). Despite the collapse of Argentine stocks, we had good stock selection in the country due to Globant.

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PERSPECTIVE AND OUTLOOK

Deepening financial inclusion in Kenya

For developing economies to grow, businesses and individuals need access to bank accounts and loans. We estimate that only about half of adults in FEM countries have access to financial services, compared with 94% in developed countries. Low financial inclusion is particularly striking in sub-Saharan Africa (SSA). According to the World Bank, 57% of people in the region are unbanked. The majority of people can ill afford to travel to a distant bank branch to access or deposit cash and pay bills and, even if physical branches were more accessible, banking services are prohibitively expensive for many.

The emergence of digital technology and the proliferation of mobile phones have created an unprecedented opportunity to improve financial inclusion around the world. Two-thirds of unbanked adults in the world have a mobile phone. In SSA, Kenya stands out as a success story, largely thanks to the digital financial platform operated by Safaricom, the country’s largest mobile operator. Safaricom’s innovation in mobile technology has allowed Kenyans to leapfrog the need for traditional branches and ATMs in remote locations where setting them up can be uneconomical. As a result, the value of mobile money transactions leaped from zero in 2007 to about half of Kenya’s GDP in 2018, and the percentage of adults in Kenya with an account almost doubled from 42% in 2011 to 82% in 2017.

The impact of mobile financial services has been transformational for Kenyans. It has improved the way they pay for goods and services, transfer money, save, and borrow. In a country where many people receive remittances from a relative or friend living in another part of the country or abroad, mobile technology has delivered substantial savings of fees. Mobile platforms are also facilitating trade, as unbanked farmers in rural areas of Kenya now benefit from the security and convenience of digital payments for their agricultural sales. Overall, the improved financial access in Kenya has helped stimulate consumption, increase access to credit for small business owners, boost employment, reduce poverty, and set the stage for broad-based economic growth.

GEOGRAPHIC EXPOSURE (%) at October 31, 2019

REGION	PORTFOLIO	BENCHMARK[1]

AFRICA	18.0	15.5

ASIA	33.6	37.4

EUROPE	9.2	5.1

GULF STATES	14.7	16.9

LATIN AMERICA	21.5	23.6

MIDDLE EAST	0.0	1.5

DEVELOPED MRKTS LISTED[2]	1.8	–

CASH	1.2	–

1MSCI Frontier Emerging Markets Index; 2Includes frontier or small emerging markets companies listed in developed markets.

SECTOR EXPOSURE (%) at October 31, 2019

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	6.3	8.1

CONSUMER DISCRETIONARY	3.8	0.9

CONSUMER STAPLES	16.4	5.5

ENERGY	6.0	4.7

FINANCIALS	33.6	44.0

HEALTH CARE	4.7	1.4

INDUSTRIALS	4.9	12.0

INFORMATION TECHNOLOGY	7.5	1.4

MATERIALS	5.5	6.3

REAL ESTATE	10.1	12.4

UTILITIES	0.0	3.3

CASH	1.2	–

1MSCI Frontier Emerging Markets Index.

Safaricom was formed in 1997 by the government of Kenya, with Vodafone acquiring a 40% stake in May 2000 as part of a privatization process. In March 2007, the company launched its pioneering mobile payments system, M-Pesa, the Swahili word for money. From their mobile phones, M-Pesa account holders can send money to each other almost instantaneously and inexpensively, using an extensive network of retail agents, typically located in shops. To deposit or remit cash, customers exchange real-world money with a Safaricom agent for “e-float” that is credited or debited to their mobile-money account; recipients visit another agent to collect the cash. In Kenya, Safaricom has established a network of over 176,000 M-Pesa agents, which dwarfs competitors Telkom’s 28,000 and Airtel’s 20,000 mobile money agents. Today, Safaricom dominates the Kenyan market with a 90% share of mobile financial services.

Safaricom has significantly broadened the scope of its services to include savings and loan products offered through local banks. There is ample room for continued growth in electronic payments as eight out of ten domestic transactions are still settled in cash. The company is taking initiatives to capitalize on M-Pesa’s huge customer base, encompasses 27 million active users. Among the more promising is MaSoko, an e-commerce platform that enables small businesses to sell their products and get paid through M-Pesa. Another service helps farmers obtain higher prices by connecting them directly to markets, bypassing middlemen. The company is also rolling out a health care application called M-Tiba, which is a mobile health insurance scheme that guides people to high-quality primary care centers. This wave of innovation has helped Safaricom grow M-Pesa revenues at a ten-year cumulative annual growth rate of 38%, and it now contributes about a third of the company’s revenue. We believe M-Pesa has a long runway for growth as Safaricom continues to eat into the share of cash transactions and increase the use of M-Pesa beyond Kenya’s borders.

Through the widespread usage of its M-Pesa product, Safaricom has cultivated tremendous customer loyalty to build a strong retail brand. In a 2009 survey, 84% of users claimed that losing

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the service of M-Pesa would have a significant, negative effect on their lives. The pricing power this gives the company over its customers lets it consistently pass on increased costs to consumers.

When Safaricom launched M-Pesa with the approval of the Kenyan Central Bank, few regulations governed its activities. In recent years, however, there have been several attempts to pass legislation in the Kenyan Parliament aimed at breaking up telecommunication service providers, with the goal to loosen Safaricom’s grip on the market. The breakup efforts have failed primarily because of Safaricom’s crucial role in the growth of the Kenyan economy; the company accounts for 6% of Kenya’s GDP, more than 40% of the Nairobi Securities Exchange capitalization, and creates about one million direct and indirect jobs for Kenyans. The government benefits in other ways from digital payments: they are easier to monitor for anticorruption and taxation purposes, and they reduce the not-insignificant cost of printing and distributing paper currency.

PORTFOLIO HIGHLIGHTS

We conceived our FEM strategy as a means to provide access to both frontier and small EMs that live in the shadow of larger EMs like Brazil, Russia, India, and China. We define small EMs as those with weights of less than 5% in the MSCI EM Index. All of the countries in our portfolio—regardless of how they are classified by the index provider—share similar risk characteristics and high potential growth: they are in the early stages of a journey previously taken by the developed economies that the larger EM economies have largely completed.

To assure our clients that the new strategy would maintain substantial exposure to frontier markets, at launch we adopted an internal guideline that limited its exposure to small EMs to a maximum of 50% of the portfolio. At the time, we did not foresee the frequency with which MSCI would reclassify countries from frontier to emerging markets (and sometimes back again) or the magnitude of such reclassifications. In 2014, the UAE and Qatar were both reclassified from FM to EM. They were followed by the upgrade of Pakistan in 2017. More recently, Argentina (a country that was downgraded from EM to FM in 2009) and Saudi Arabia were upgraded in May 2019. The five newly promoted countries represent, in aggregate, less than 4% of the MSCI EM index.

The May reclassifications of Saudi Arabia and Argentina resulted in a passive breach of our 50% small-EM ceiling. At the recommendation of the strategy’s portfolio managers and with the approval of our co-chief investment officers, we decided to eliminate the small-EM ceiling because we wanted to avoid forced transactions that would incur unnecessary trading costs for our clients. We also no longer regard the guideline as helpful or relevant to maintaining a portfolio that reflects the frontier and small EM quality-growth opportunity sets and is complementary (rather than duplicative) to a traditional EM portfolio.

Unrelated to Argentina’s reclassification but in the wake of its April rally, we trimmed our five holdings there. In mid-August,

TEN LARGEST HOLDINGS at October 31, 2019

COMPANY	SECTOR	COUNTRY	%

MABANEE	REAL ESTATE	KUWAIT	4.7

SAFARICOM	COMM SERVICES	KENYA	4.7

ECOPETROL	ENERGY	COLOMBIA	4.6

NATIONAL BANK OF KUWAIT	FINANCIALS	KUWAIT	4.6

SM PRIME HOLDINGS	REAL ESTATE	PHILIPPINES	4.5

CREDICORP	FINANCIALS	PERU	4.5

BANCOLOMBIA	FINANCIALS	COLOMBIA	4.2

GLOBANT	INFO TECHNOLOGY	ARGENTINA	3.7

COMMERCIAL INTERNATIONAL BANK	FINANCIALS	EGYPT	3.6

HOA PHAT GROUP	MATERIALS	VIETNAM	3.3

Macri unexpectedly lost an election and the Argentine stock market fell by half in US-dollar terms. We assessed our exposure to the country in light of the sharp fall in the Argentine peso and rapid drawdown of foreign reserves. We exited our positions in Loma Negra, a leading cement company, and Telecom Argentina, which both have high levels of debt denominated in foreign currencies. We were doubtful of the companies’ ability to pass on to consumers who are struggling with high inflation and recession the sharply higher cost in pesos of servicing these debts. Concerned about a potential run on the banks as Argentines started withdrawing their deposits, we also exited our two financial holdings, Banco Macro and Grupo Financiero Galicia.

Our only remaining Argentine holding is Globant, whose exposure to the domestic economy is limited. It derives over 90% of its revenue from clients in the US and Europe, whom it bills in US dollars and euros. The company repatriates to Argentina only enough dollars to cover the operating costs of its local subsidiary, which accounts for less than a quarter of the consolidated company’s operating costs. Globant keeps the majority of its cash outside of Argentina in dollars, shielding it from capital controls.

In addition to companies in sectors traditionally associated with FEM countries, such as banking, cement, and consumer staples, we are increasingly finding high-quality, growing companies in “new economy” industries like software and digital payments. One example is UAE-based Network International, which we bought this year. The company enables over 65,000 merchants in the region, including Etihad Airways, Four Seasons, Zara, and many smaller merchants, to accept digital (electronic) payments in stores and online. It works with over 220 regional banks, including Abu Dhabi Commercial Bank, Standard Bank, and Zenith Bank, to manage card issuance and process transactions on their behalf. The company has become the largest independent merchant acquirer and payment processor in the Middle East & Africa (MEA). Its market shares in merchant acquiring and outsourced card issuance stand at 19% and 24%, respectively—more than twice those of its next largest competitor.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

25

PORTFOLIO MANAGEMENT TEAM

MOON SURANA, CFA PORTFOLIO MANAGER ANDREW WEST, CFA PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the Global Equity Research Portfolio, the Institutional Class rose 14.36% (net of fees and expenses) in the fiscal year ended October 31, 2019. The Portfolio’s benchmark, the MSCI All Country World Index, rose 12.59% (net of source taxes).

MARKET REVIEW

Global stock markets had a volatile fiscal year. After falling sharply toward the end of 2018 amid rising US-China trade tensions and worries that the US Federal Reserve’s interest rate hikes might trigger a global recession, markets recovered strongly in 2019 to end the trailing twelve months with double-digit gains.

The US-China trade drama featured whiplash-inducing developments as optimism about talks turned sour, only to be followed by another apparently positive turn, before again dissolving into recriminations. The year ended at a positive point, with US and Chinese officials beginning a new round of trade negotiations, China offering to increase its purchases of US agricultural goods, and President Donald Trump indicating a willingness to accede to a “phase one” agreement.

In September, the OECD cut its 2019 forecast for global economic growth to the slowest rate in a decade, citing the impact of the US-China tariff wars on global trade and capital investment.

As the year progressed, there were increasing signs that the trade war was weighing on global economic growth. Official GDP growth forecasts were revised downward in both the US and in Europe. In China, retail sales and manufacturing activity fell amid a sharp decline in bank lending. Germany’s manufacturing sector abruptly contracted in 2019, and the country’s export sales and orders declined at the fastest rate since the financial crisis in 2008. In September, the OECD cut its 2019 forecast for global economic growth to the slowest rate in a decade, citing the impact of the US-China tariff wars on

FUND FACTS at October 31, 2019

TOTAL NET ASSETS	$6.9M

SALES CHARGE	NONE

NUMBER OF HOLDINGS	259

TURNOVER (5 YR. AVG.)	–

REDEMPTION FEE	2% FIRST 90 DAYS

DIVIDEND POLICY	ANNUAL

INSTITUTIONAL INVESTORS

INSTITUTIONAL CLASS

TICKER	HLRGX

CUSIP	412295792

INCEPTION DATE	12/19/2016

MINIMUM INVESTMENT[1]	$100,000

NET EXPENSE RATIO[2]	0.80%

GROSS EXPENSE RATIO	2.54%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

global trade and capital investment. It also reduced its GDP growth estimates for next year for 18 of the G20 economies.

Confronted with anemic economic growth and still no inflationary impulse from ten years of easy money, central banks responded with additional stimulus. The Federal Reserve cut interest rates in July for the first time since the global financial crisis, and cut them again in late September. The European Central Bank renewed its quantitative easing program and pushed short-term interest rates deeper into negative territory. China lowered its reserve requirement for banks. Central banks in other countries also moved to cut rates or otherwise create monetary stimulus.

Information Technology (IT), led by the traditionally cyclical semiconductor group, was one of the strongest sectors, alongside Real Estate and Utilities (normally considered “defensive” sectors). Energy and Materials were the weakest-performing sectors amid declines in the prices of oil and other commodities.

PERFORMANCE ATTRIBUTION

Our strong stock selection in the US contributed to relative returns, especially financial services technology provider Fiserv and chip-design software provider Synopsys. Good performance from the Portfolio’s emerging markets holdings also helped. In China, private education provider New Oriental Education & Technology Group reported higher-than-expected sales and strong enrollment growth for its tutoring programs. In Taiwan, Advantech

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PERFORMANCE (% TOTAL RETURN)

	for periods ended September 30, 2019			for periods ended October 31, 2019

	CALENDAR YTD	1 YEAR	SINCE INCEPTION*	CALENDAR YTD	1 YEAR	SINCE INCEPTION*

GLOBAL EQUITY RESEARCH PORTFOLIO – INSTITUTIONAL CLASS	16.33	2.99	12.87	19.37	14.36	13.48

MSCI ALL COUNTRY WORLD INDEX	16.20	1.38	9.97	19.38	12.59	10.70

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

The chart below illustrates the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

announced a five-year plan to raise margins and reported solid revenue growth coupled with surprisingly good cost control.

Our stocks in the eurozone and Canada modestly detracted. Spanish bank Bankinter and Italian steel-pipe manufacturer Tenaris both declined in the year. The latter has been unable to grow its volumes independent of rising energy prices. Canadian oil producer Encana declined significantly in the period.

By sector, stocks in Health Care, Financials, and Materials boosted returns. US-based sleep-disorder breathing equipment manufacturer ResMed was the best performer within Health Care as it continues to gain share in the breathing mask market. Indonesia’s Bank Central Asia stood out in Financials. The strong performance of US-based global industrial gas company Air Products & Chemicals lifted the Portfolio’s returns in Materials.

Poor stock selection in Communication Services was the main detractor in the year, dragged down by Indian tower operator Bharti Infratel, which fell amid the country’s economic weakness. The Japanese advertising agency Dentsu faced strong headwinds and detracted from our relative returns. As consumers continue to shift their attention to online media, clients expect their ad agencies to provide new means to command the audience’s attention. Dentsu has proven to clients that it can deliver on its promises, improving return on investment in marketing efforts. Over the past five years, it has won more new contracts than it has lost. Weak stocks in Energy also detracted, namely Tenaris, Encana, and Pakistan Petroleum; this was offset by the Portfolio’s underweight in the poor-performing sector.

PERSPECTIVE AND OUTLOOK

We have been concerned about President Trump’s approach to trade policy from the outset of his administration. A day after his election in 2016, we predicted “beneficiaries of trade and globalization stand to lose” if consensus assumptions about his future policies proved correct. By the fourth quarter of 2018, new tariffs had been imposed, and their impact was beginning to be felt. We revealed our fear of an emergent trade war becoming “an attack on the bounty of globalization: the efficiencies of global supply chains that have benefited consumers everywhere while bolstering the profits of those companies most adept at exploiting them.”

We are no longer thinking about the possibility of a hot trade war but rather grappling with the reality of one. As it has escalated, companies have canceled investment plans, shifted their supply chains out of China, and been forced to choose between accepting lower margins or lower sales. The impact of tariffs is now showing up in economic data. In August, the US Purchasing Managers Index sank to a 10-year low, while Germany’s Business Climate Index dropped to a nearly 7-year low. The World Trade Organization (WTO) halved its estimate of growth in world trade in merchandise this year to just 1.2%, the slowest since 2009.

Due to the nature of today’s global trading system the negative effects of the trade war will be further-reaching than its proponents represented. According to a new WTO report, today more than two-thirds of global trade flows through global value chains (GVCs), with the remainder reflecting the traditional cross-border exchange of finished products. In “simple” GVCs, companies supply intermediate goods for use in finished production in other countries, for example, Brazilian iron ore exported to China to be made into steel for use in its skyscrapers. In “complex” GVCs, components cross and re-cross borders in intermediate production before being assembled as a final product. The iPhone is the classic example of such a “made in the world” product of a com-

27

plex GVC. Gorilla Glass from Corning factories in Kentucky, semiconductors from Texas Instruments, batteries from Korea, DRAM from Taiwan, and other parts from 40 additional countries are assembled in China and shipped as a finished smartphone to consumers around the globe. The automobile and aircraft industries exhibit a similarly complex organization of production.

Determining the impact of tariffs on participants in GVCs is a near-impossible task. The WTO report notes: “One important policy implication is that changes in trade policy can have broad and unanticipated effects. The unilateral imposition of trade protection on exports from a partner country can have a significant impact on third countries when trade is carried out through GVCs, particularly complex GVCs. Indeed, as many products today are already ‘made in the world,’ increasing import protection can even harm exports from the home country.”

It’s certainly the case that we have developed a bias in favor of businesses that are deeply embedded in complex GVCs.

So great has been the bounty of the global trading system over our investing careers, it’s certainly the case that we have developed a bias in favor of businesses that are deeply embedded in complex GVCs. We have found that they tend to have lower and more flexible costs, making them more competitive. They are able to achieve higher and more geographically diversified revenues, and higher and more stable profit margins, potentially resulting in higher returns on capital. It is for these reasons that our research process leads us to them. If the global trading system is under rising threat from political interference, discount rates will rise for the shares of those companies most exposed.

We’ve adopted and streamlined the WTO’s taxonomy of enterprises to create a classification by which we can (crudely) estimate the portfolio’s aggregate exposure to global value chains. Accordingly, we classify our companies as follows:

GEOGRAPHIC EXPOSURE (%) at October 31, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	1.9	3.0

EMERGING MARKETS	21.7	11.7

EUROPE EMU	9.2	9.5

EUROPE EX-EMU	13.0	9.1

FRONTIER MARKETS[2]	0.0	–

JAPAN	11.8	7.4

MIDDLE EAST	0.0	0.2

PACIFIC EX-JAPAN	3.0	3.6

UNITED STATES	38.3	55.5

CASH	1.1	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

SECTOR EXPOSURE (%) at October 31, 2019

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	5.3	8.8

CONSUMER DISCRETIONARY	12.9	10.8

CONSUMER STAPLES	14.4	8.4

ENERGY	3.0	5.3

FINANCIALS	15.6	16.7

HEALTH CARE	12.2	11.6

INDUSTRIALS	13.7	10.5

INFORMATION TECHNOLOGY	15.2	16.5

MATERIALS	5.6	4.7

REAL ESTATE	0.5	3.3

UTILITIES	0.5	3.4

CASH	1.1	–

1MSCI All Country World Index.

•	A domestic business is one whose operations are limited to one country. An example is HDFC Bank, which does almost all its business in its home market of India.

•

A multi-domestic business is similar to what is commonly known as a multinational corporation (MNC), but with what we think is a needed twist. An example is the Swiss-based consumer products giant Nestlé. The company is commonly viewed as an MNC since it sells its products in 190 countries. While Nestlé uses raw materials from around the world and there is some trade in Nestlé’s end products, the vast majority of its products are manufactured in the same place they are sold: in the 80 countries where it has factories. To us, this means Nestlé’s GVC exposure is lower as it is effectively a set of domestic business in multiple countries.

•

A cross-border business not only has sales in multiple countries but also a complex production chain that sources components from many countries, assembles in others, and then transports the final product to countries around the world. Examples here include Adidas and Apple.

Distinguishing our companies in this way yields a picture of our aggregate exposure to each of the three business models. As can be seen in the table below, our portfolio’s exposure to cross-border businesses is sizable, with nearly 50% by portfolio weight so classified.

MODEL GLOBAL EQUITY RESEARCH PORTFOLIO END WEIGHT BY GLOBAL VALUE CHAIN CLASSIFICATION

CROSS-BORDER	49%

MULTI-DOMESTIC	26%

DOMESTIC	25%

Source: Harding Loevner Global Equity Research Model as of October 31, 2019.

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In periods of heightened investor anxiety about trade tensions, the share prices of companies that we have categorized as cross-border have performed worse than the rest of the portfolio—notably at the end of 2018. Unfortunately, without a similar classification for all stocks in the index, we have no means to quantify the effect on relative performance of this “cross border” factor apart from other factors.

The effect of tariffs on participants in GVCs is but one, albeit a very important, example of how political intrusion in the economic sphere impacts our companies. It is clear that we must constantly monitor on many fronts the threats of government intervention. These threats are rising, not only in the form of tariffs, but also as additional restrictions on technology transfer (e.g., the US ban on sales of certain computer chips to certain Chinese entities), capital restrictions (US threats to restrict investment in Chinese equities, or force Chinese companies to move their listings from US stock exchanges), or even putative presidential “orders” that US companies abandon the business relationships they have built up in China. Our analysts must grasp how each company manages its supply chain and make a judgment about whether or not such risks are appropriately discounted in its share price.

PORTFOLIO HIGHLIGHTS

The Global Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. In addition to responding to changes in analysts’ ratings, we also adjust individual position weights to maintain our desired risk profile (moderately lower expected volatility compared with the benchmark and constrained tracking error).

New analyst recommendations (both upgrades and downgrades) resulted in a modest increase in the Portfolio’s allocation to Consumer Staples and a reduction in our IT and Health Care investments compared with end of the last fiscal year.

New purchases in Consumer Staples included two Japanese companies, baby care goods manufacturer Pigeon and cosmetics company Shiseido. The latter is in the midst of a corporate rejuvenation that we believe has good potential to support long-term earnings growth beyond the expectations reflected in its current valuation. We also added Philippines-based branded consumer foods maker Universal Robina, which has continued to gain market share and grow revenue in the domestic coffee business. Our other Consumer Staples purchases included South Korean cosmetics manufacturer Amorepacific, Turkish retailer BIM Birlesik, and US-based drugstore operator Walgreens Boots Alliance.

The Portfolio’s allocation to IT fell in the year as a result of analyst downratings. We sold Israel-based cybersecurity software developer Check Point. The enterprise security industry has become increasingly fragmented, resulting in increased threats of substitution and new entrants. The increasingly less-favorable industry structure requires Check Point to invest more aggresively in new products and marketing, threatening the company’s earnings growth potential. We sold several other IT holdings due to valuation, including US-based

TEN LARGEST HOLDINGS at October 31, 2019

COMPANY	SECTOR	COUNTRY	%

ALLEGION	INDUSTRIALS	US	1.2

JPMORGAN CHASE	FINANCIALS	US	1.2

ECOLAB	MATERIALS	US	1.1

MERCK	HEALTH CARE	US	1.1

TIFFANY & CO	CONS DISCRETIONARY	US	1.1

PROCTER & GAMBLE	CONS STAPLES	US	1.1

RESMED INC	HEALTH CARE	US	1.1

AMPHENOL	INFO TECHNOLOGY	US	1.0

FIRST REPUBLIC BANK	FINANCIALS	US	1.0

ROPER	INDUSTRIALS	US	1.0

market-research services provider Gartner, US-based financial technology services provider Jack Henry & Associates, and Indian technology company Tata Consultancy Services.

In Health Care, we sold AmerisourceBergen, a US drug wholesaler, whose growth prospects are dimmed by reforms in pharmacy rebate practices and the backlash against widespread opioid prescription abuses. We also exited our position in US pharmaceutical manufacturer Regeneron, which the analyst downgraded due to concerns that earnings growth may be dampened in the near future by high R&D expenses at a time when the company’s production pipeline is not especially strong.

By geography, our exposure to the eurozone increased. We added to our positions in Fuchs Petrolub, Henkel, and Banco Santander. We also purchased French biopharma-equipment supplier Sartorius Stedim Biotech. The Portfolio’s allocation to the US decreased. We sold our positions in IT consultant Accenture, Gartner, and retail farm chain store Tractor Supply Co.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

29

PORTFOLIO MANAGEMENT TEAM

MOON SURANA, CFA PORTFOLIO MANAGER ANDREW WEST, CFA PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the International Equity Research Portfolio, the Institutional Class rose 12.93% (net of fees and expenses) in the fiscal year ended October 31, 2019. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, rose 11.27% (net of source taxes).

MARKET REVIEW

International stock markets had a volatile fiscal year. After declining sharply toward the end of 2018 amid rising US-China trade tensions and worries that the US Federal Reserve’s interest rate hikes might trigger a global recession, markets recovered strongly in 2019 to end the trailing twelve months with double-digit gains.

The US-China trade drama featured whiplash-inducing developments as optimism about talks turned sour, only to be followed by another apparently positive turn, before again dissolving into recriminations. The year ended at a positive point, with US and Chinese officials beginning a new round of trade negotiations, China offering to increase its purchases of US agricultural goods, and President Donald Trump indicating a willingness to accede to a “phase one” agreement.

As the year progressed, there were increasing signs that the trade war was weighing on global economic growth. Official GDP growth forecasts were revised downward in both the US and in Europe. In China, retail sales and manufacturing activity fell amid a sharp decline in bank lending. Germany’s manufacturing sector abruptly contracted in 2019, and the country’s export sales and orders declined at the fastest rate since the financial crisis in 2008. In September, the OECD cut its 2019 forecast for global economic growth to the slowest rate in a decade, citing the impact of the US-China tariff wars on global trade and capital investment. It also reduced its GDP growth estimates for next year for 18 of the G20 economies.

FUND FACTS at October 31, 2019

TOTAL NET ASSETS		$19.5M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		191

TURNOVER (5 YR. AVG.)		–

REDEMPTION FEE		2% FIRST 90 DAYS

DIVIDEND POLICY		ANNUAL

	INSTITUTIONAL INVESTORS

	INST CLASS	INST CLASS Z

TICKER	HLIRX	HLMZX

CUSIP	412295826	412295743

INCEPTION DATE	12/17/2015	–

MINIMUM INVESTMENT[1]	$100,000	$10,000,000

NET EXPENSE RATIO[2]	0.75%	0.75%

GROSS EXPENSE RATIO	1.73%	1.83%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

Confronted with anemic economic growth and still no inflationary impulse from ten years of easy money, central banks responded with additional stimulus. The Federal Reserve cut interest rates in July for the first time since the global financial crisis, and cut them again in late September. The European Central Bank renewed its quantitative easing program and pushed short-term interest rates deeper into negative territory. China lowered its reserve requirement for banks. Central banks in other countries also moved to cut rates or otherwise create monetary stimulus.

Information Technology (IT), led by the traditionally cyclical semiconductor group, was the strongest sector, followed by Utilities (normally considered a “defensive” sector). Energy and Materials were the weakest-performing sectors amid declines in the prices of oil and other commodities.

PERFORMANCE ATTRIBUTION

Our strong stock selection in Japan contributed to relative returns. Shares of Nomura Research Institute, an IT systems integrator for financial companies, rose after the company reported improved margins after a large brokerage firm signed up for its cloud-based accounting system. Shares of NITORI, Japan’s largest home-furnishing retailer, jumped after the company reported an increase in same-store sales in the first quarter.

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PERFORMANCE (% TOTAL RETURN)

	for periods ended September 30, 2019			for periods ended October 31, 2019

	1 YEAR	3 YEARS	SINCE INCEPTION*	1 YEAR	3 YEARS	SINCE INCEPTION*

INTL EQUITY RESEARCH PORTFOLIO - INSTITUTITONAL CLASS	-0.67	7.08	9.05	12.93	8.91	9.75

MSCI ALL COUNTRY WORLD EX-US INDEX	-1.23	6.33	6.75	11.27	8.07	7.55

Returns are annualized for periods greater than 1 year. *Inception date: December 17, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

The chart below illustrates the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Stocks in Pacific ex-Japan also helped relative returns. Hong Kong-based semiconductor equipment maker ASM Pacific Technology rose after chip foundry TSMC issued stronger-than-anticipated guidance for the second half of the year. Innovative cord-less-tool maker Techtronic Industries, headquartered in Hong Kong but whose factories are concentrated in China, also rose.

Our stock selection was also strong in EMs. Philippines-based container terminal operator ICTSI rose after its operating margins improved due to increased volumes and efficiencies at its Argentinian, Columbian, and Australian ports. In China, private education provider New Oriental Education reported better-than-expected sales and enrollment growth for its tutoring programs.

Our stock selection in Canada detracted from relative returns. Oil producer EnCana declined significantly in the period, offsetting the gains of roadside retailer Alimentation Couche-Tard.

By sector, stocks in Financials, Industrials, and IT helped relative returns. Indonesia’s Bank Central Asia stood out in Financials, while ICTSI led Industrials stocks. In IT, Nomura Research Institute and Argentina’s Globant rose in the fiscal year, as did stocks of semiconductor companies ASM Pacific Technology and ASML.

Our stocks in Communication Services detracted however, dragged down by Indonesian tower operator Bharti Infratel, which fell amid the country’s economic weakness. The Japanese advertising agency Dentsu faced strong headwinds and detracted from our relative returns. As consumers continue to shift their attention to online media, Clients expect their ad agencies to provide new means to command the audience’s attention. Dentsu has proven to clients that it can deliver on its promises, improving return on investment in marketing efforts. Over the past five years, it has won more new contracts than it has lost.

PERSPECTIVE AND OUTLOOK

We have been concerned about President Trump’s approach to trade policy from the outset of his administration. A day after his election in 2016, we predicted “beneficiaries of trade and globalization stand to lose” if consensus assumptions about his future policies proved correct. By the fourth quarter of 2018, new tariffs had been imposed, and their impact was beginning to be felt. We revealed our fear of an emergent trade war becoming “an attack on the bounty of globalization: the efficiencies of global supply chains that have benefited consumers everywhere while bolstering the profits of those companies most adept at exploiting them.”

We are no longer thinking about the possibility of a hot trade war but rather grappling with the reality of one. As it has escalated, companies have canceled investment plans, shifted their supply chains out of China, and been forced to choose between accepting lower margins or lower sales. The impact of tariffs is now showing up in economic data. In August, the US Purchasing Managers Index sank to a 10-year low, while Germany’s Business Climate Index dropped to a nearly 7-year low. The World Trade Organization (WTO) halved its estimate of growth in world trade in merchandise this year to just 1.2%, the slowest since 2009.

Due to the nature of today’s global trading system the negative effects of the trade war will be further-reaching than its proponents represented. According to a new WTO report, today more than two-thirds of global trade flows through global value chains (GVCs), with the remainder reflecting the traditional cross-border exchange of finished products. In “simple” GVCs, companies supply intermediate goods for use in finished production in other

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countries, for example, Brazilian iron ore exported to China to be made into steel for use in its skyscrapers. In “complex” GVCs, components cross and re-cross borders in intermediate production before being assembled as a final product. The iPhone is the classic example of such a “made in the world” product of a complex GVC. Gorilla Glass from Corning factories in Kentucky, semiconductors from Texas Instruments, batteries from Korea, DRAM from Taiwan, and other parts from 40 additional countries are assembled in China and shipped as a finished smartphone to consumers around the globe. The automobile and aircraft industries exhibit a similarly complex organization of production.

Determining the impact of tariffs on participants in GVCs is a near-impossible task. The WTO report notes: “One important policy implication is that changes in trade policy can have broad and unanticipated effects. The unilateral imposition of trade protection on exports from a partner country can have a significant impact on third countries when trade is carried out through GVCs, particularly complex GVCs. Indeed, as many products today are already ‘made in the world,’ increasing import protection can even harm exports from the home country.”

So great has been the bounty of the global trading system over our investing careers, it’s certainly the case that we have developed a bias in favor of businesses that are deeply embedded in complex GVCs. We have found that they tend to have lower and more flexible costs, making them more competitive. They are able to achieve higher and more geographically diversified revenues, and higher and more stable profit margins, potentially resulting in higher returns on capital. It is for these reasons that our research process leads us to them. If the global trading system is under rising threat from political interference, discount rates will rise for the shares of those companies most exposed.

We’ve adopted and streamlined the WTO’s taxonomy of enterprises to create a classification by which we can (crudely) estimate the portfolio’s aggregate exposure to global value chains. Accordingly, we classify our companies as follows:

GEOGRAPHIC EXPOSURE (%) at October 31, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	2.4	6.7

EMERGING MARKETS	31.4	26.2

EUROPE EMU	16.4	21.5

EUROPE EX-EMU	22.3	20.4

FRONTIER MARKETS[2]	0.0	–

JAPAN	19.5	16.7

MIDDLE EAST	0.0	0.4

PACIFIC EX-JAPAN	5.5	8.1

CASH	2.5	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index.

SECTOR EXPOSURE (%) at October 31, 2019

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	5.0	6.7

CONSUMER DISCRETIONARY	14.6	11.6

CONSUMER STAPLES	14.6	9.8

ENERGY	3.9	6.6

FINANCIALS	17.6	21.6

HEALTH CARE	7.9	8.7

INDUSTRIALS	14.8	12.1

INFORMATION TECHNOLOGY	9.1	9.0

MATERIALS	6.7	7.3

REAL ESTATE	1.9	3.2

UTILITIES	1.4	3.4

CASH	2.5	–

1MSCI All Country World ex-US Index.

•	A domestic business is one whose operations are limited to one country. An example is HDFC Bank, which does almost all its business in its home market of India.

•

A multi-domestic business is similar to what is commonly known as a multinational corporation (MNC), but with what we think is a needed twist. An example is the Swiss-based consumer products giant Nestlé. The company is commonly viewed as an MNC since it sells its products in 190 countries. While Nestlé uses raw materials from around the world and there is some trade in Nestlé’s end products, the vast majority of its products are manufactured in the same place they are sold: in the 80 countries where it has factories. To us, this means Nestlé’s GVC exposure is lower as it is effectively a set of domestic business in multiple countries.

•

A cross-border business not only has sales in multiple countries but also a complex production chain that sources components from many countries, assembles in others, and then transports the final product to countries around the world. Examples here include Adidas and Apple.

Distinguishing our companies in this way yields a picture of our aggregate exposure to each of the three business models. As can be seen in the table below, our Portfolio’s exposure to cross-border businesses is sizable, with nearly 50% by portfolio weight so classified.

MODEL INTL EQUITY RESEARCH PORTFOLIO END WEIGHT BY GLOBAL VALUE CHAIN CLASSIFICATION

CROSS-BORDER	49%

MULTI-DOMESTIC	24%

DOMESTIC	27%

Source: Harding Loevner International Equity Research Model as of October 31, 2019.

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In periods of heightened investor anxiety about trade tensions, the share prices of companies that we have categorized as cross-border have performed worse than the rest of the portfolio—notably at the end of 2018. Unfortunately, without a similar classification for all stocks in the index, we have no means to quantify the effect on relative performance of this “cross border” factor apart from other factors.

The effect of tariffs on participants in GVCs is but one, albeit a very important, example of how political intrusion in the economic sphere impacts our companies. It is clear that we must constantly monitor on many fronts the threats of government intervention. These threats are rising, not only in the form of tariffs, but also as additional restrictions on technology transfer (e.g., the US ban on sales of certain computer chips to certain Chinese entities), capital restrictions (US threats to restrict investment in Chinese equities, or force Chinese companies to move their listings from US stock exchanges), or even putative presidential “orders” that US companies abandon the business relationships they have built up in China. Our analysts must grasp how each company manages its supply chain and make a judgment about whether or not such risks are appropriately discounted in its share price.

PORTFOLIO HIGHLIGHTS

The International Equity Research portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. In addition to responding to changes in analysts’ ratings, we also adjust individual position weights to maintain our desired risk profile (moderately lower expected volatility compared with the benchmark and constrained tracking error).

New analyst recommendations (both upgrades and downgrades) resulted in a modest increase in the Portfolio’s allocation to Consumer Discretionary and a reduction in our Industrials and Financials investments compared with end of the last fiscal year.

New purchases in Consumer Discretionary included leading Philippine home-improvement retailer Wilcon Depot and Japanese furniture retailer NITORI. Over more than 40 years, Wilcon has grown from a single shop in Manila selling building materials to become the leading “big box” home-improvement retailer with 52 stores throughout the country. Wilcon’s strong brand, extensive store footprint, and wide assortment of leading local and international brands make it the top destination for the Philippines’ rising middle class. The company enjoys long-standing relationships with over 400 domestic and foreign suppliers. Its size enables it to source products at lower prices than regional chains and “mom and pop” stores. Wilcon’s in-house brands, making up 49% of its sales, set it apart from other home-improvement retailers and carry higher margins.

NITORI continues to grow even as demand for furniture shrinks amid Japan’s aging population. The company continues to add to its industry-leading 12% market share by offering high-quality and low-cost products. It is vertically integrated: NITORI designs

TEN LARGEST HOLDINGS at October 31, 2019

COMPANY	SECTOR	COUNTRY	%

NITORI HOLDINGS	CONS DISCRETIONARY	JAPAN	1.2

ROCHE	HEALTH CARE	SWITZERLAND	1.1

ALLIANZ	FINANCIALS	GERMANY	1.1

COMPASS GROUP	CONS DISCRETIONARY	UK	1.1

UNICHARM	CONS STAPLES	JAPAN	1.1

KUEHNE + NAGEL	INDUSTRIALS	SWITZERLAND	1.1

ESSILORLUXOTTICA	CONS DISCRETIONARY	FRANCE	1.0

SHIONOGI	HEALTH CARE	JAPAN	1.0

ABC-MART	CONS DISCRETIONARY	JAPAN	1.0

HOMESERVE	INDUSTRIALS	UK	1.0

and builds its furniture, operates retail stores, and delivers merchandise to customers’ homes. Its extensive transportation network can reach 98% of Japan’s population.

In Industrials, our weight in the sector decreased after we trimmed two relatively volatile stocks, Sweden’s Atlas Copco and Japan’s Komatsu. We also sold refrigeration-equipment manufacturer Hoshizaki. After it missed a deadline for filing its third-quarter results and delayed its quarterly financial report our analyst determined that the company no longer meets our corporate-governance standards.

By region, our exposure to Europe ex-EMU decreased. We exited two positions due to high valuations: Assa Abloy, a Swedish security-equipment manufacturer, and Rightmove, a UK-based online real estate marketplace. Also in the UK, we sold financial company St. James’s Place due to concerns over regulatory and competitive pressures.

Our exposure to Japan and the Eurozone increased. In Japan, we shifted from a slight underweight to an overweight relative to the index. In the eurozone, we added to our positions in AB InBev, Fuchs Petrolub, Henkel, and Banco Santander. We also purchased French biopharma-equipment supplier Sartorius Stedim Biotech.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

MOON SURANA, CFA PORTFOLIO MANAGER ANDREW WEST, CFA PORTFOLIO MANAGER

PERFORMANCE SUMMARY

The Emerging Markets Research Portfolio – Institutional Class rose 15.05% (net of fees and expenses) in the fiscal year ended October 31, 2019. The Portfolio’s benchmark, the MSCI Emerging + Frontier Markets Index, rose 11.85% (net of source taxes) in the fiscal year.

MARKET REVIEW

Emerging Markets (EMs) posted strong returns in a fiscal year marked by the twists and tweets in the US-China trade dispute, weakening global economic data, and central bank actions in response to the cloudy economic outlook. The US-China trade drama featured whiplash-inducing developments as optimism about talks turned sour, only to be followed by another apparently positive turn, before again dissolving into recriminations. The year ended at a positive point, with US and Chinese officials beginning a new round of trade negotiations, China offering to increase its purchases of US agricultural goods, and President Donald Trump indicating a willingness to accede to a “phase one” agreement.

As the year progressed, there were increasing signs that the trade war was weighing on global economic growth. China’s economy, for example, grew at a rate of only 6% in the second quarter of 2019, the slowest rate in nearly three decades. In September, the OECD cut its 2019 forecast for global economic growth to the slowest rate in a decade, citing the impact of the US-China dispute on global trade and capital investment. Central banks responded with a newly dovish policy stance.

As growth in China and other key EMs decelerated, business results among Information Technology (IT) companies proved resilient, with the sector up 23%. Consumer Discretionary and Staples also outperformed the index but saw a wide divergence in returns across countries.

FUND FACTS at October 31, 2019

TOTAL NET ASSETS	$7.2M

SALES CHARGE	NONE

NUMBER OF HOLDINGS	111

TURNOVER (5 YR. AVG.)	–

REDEMPTION FEE	2% FIRST 90 DAYS

DIVIDEND POLICY	ANNUAL

INSTITUTIONAL INVESTORS

INSTITUTIONAL CLASS

TICKER	HLREX

CUSIP	412295776

INCEPTION DATE	12/19/2016

MINIMUM INVESTMENT[1]	$100,000

NET EXPENSE RATIO[2]	1.15%

GROSS EXPENSE RATIO	2.75%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

Materials was the worst-performing sector, falling 5%, with weak performance from steel producers and petrochemical companies due to dimming global growth prospects. Health Care was also weak as political pressures continued to mount worldwide over the rising cost burden of health care, particularly in the US, an important market for many EM-based generic drug manufacturers.

Emerging Europe was the strongest region, delivering double-digit returns thanks to a sizeable contribution from Russia. In a global environment of rising risks from conflicts over trade and technology, as well as lower sovereign bond yields, investors were attracted by Russia’s relative isolation from dislocations in global trade and the high dividend yields offered by Russia’s blue-chip stocks, such as Sberbank and Lukoil.

In Asia, IT heavyweight Taiwan was the best-performing market. Returns were also strong in India, where Prime Minister Narendra Modi won a second five-year term with a strong majority of the vote that ensures policy continuity. Modi’s re-election coincided with tightening credit conditions and weakening consumer and corporate confidence, however. His government responded by announcing a series of stimulative policies, including a significant corporate tax cut. In Latin America, investors in Brazil were cheered by the Senate’s passage of a landmark social security reform bill that is forecast to save the government nearly US$200 billion over the next ten years.

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PERFORMANCE (% TOTAL RETURN)

	for periods ended September 30, 2019			for periods ended October 31, 2019

	CALENDAR YTD	1 YEAR	SINCE INCEPTION*	CALENDAR YTD	1 YEAR	SINCE INCEPTION*

EMERGING MARKETS RESEARCH PORTFOLIO – INSTL CLASS	11.02	3.41	10.00	14.43	15.05	10.85

MSCI EMERGING + FRONTIER MARKETS INDEX	6.00	-1.84	8.69	10.41	11.85	9.97

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

The chart below illustrates the hypothetical return of an investment made in the share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE ATTRIBUTION

The Portfolio outperformed the index in the fiscal year primarily due to strong stock selection in the Financials, Industrials, and Materials sectors. Our underweight in Materials was also helpful. In Financials, Indonesia’s Bank Central Asia and Indian holdings Kotak Mahindra Bank and mortgage lender HDFC Corp were key contributors. The latter announced solid results including strong growth in loans and profits year over year. Shanghai International Airport and Brazilian industrial-motor manufacturer WEG led in Industrials. WEG has seen improving demand from the mining and pulp-and-paper industries. In Materials, Indian adhesives manufacturer Pidilite Industries reported double-digit revenue and profit growth, helped by lower commodity prices.

Stocks in Consumer Staples and Communication Services detracted in the year. Shares of Brazil-based brewer Ambev sold off in the latter half of the fiscal year due to economic deterioration in Argentina, a significant market for the company. Our analyst believes that Argentine beer consumption will be steady even if the economy continues to contract. He also has an increasingly positive view of the beer industry’s competitive dynamics in Brazil, where a distribution agreement between Heineken and Coca Cola Femsa is likely to be terminated. China Mobile detracted in Communication Services. China’s government eliminated data-roaming charges, reducing China Mobile’s average revenue per user.

By region, holdings in Asia provided the bulk of outperformance. In China, private education provider New Oriental Education & Technology Group reported higher-than-expected sales and strong enrollment growth for its tutoring programs. Gree Electric Appliances and Ping An Insurance also boosted relative returns. In South Korea, cosmetics company AmorePacific and social media company NAVER were the main contributors. Shares of Tai-wanese industrial PC manufacturer Advantech also rose as the company announced a five-year plan to raise margins and reported solid revenue growth coupled with surprisingly good cost control.

Holdings in Africa modestly detracted. Shares of South African insurance company Discovery Holdings sold off after the government announced a preliminary plan to develop a universal health insurance program over the course of the next seven years. Under the program, private medical schemes like those administered by Discovery would be limited to covering services not provided by the public system. We think the impact on Discovery’s business will be less than initially feared, because the government’s fiscal position is challenged and the basic public plan it can afford won’t satisfy the growing demand for quality health care. The Portfolio’s underweight in China, small exposure to Pakistan, and overweight in Frontier Markets also dragged on relative returns.

PERSPECTIVE AND OUTLOOK

When we first wrote about the US-China trade dispute in April 2018, we stated that we would make no changes to our portfolio based on tweets, headlines, and geopolitical predictions, reminding readers that our investment decisions remain anchored in analysis of industry and company fundamentals. With respect to potential changes in global trade, we seek answers to two primary questions: Would the competitive position of a company be affected? If so, what are the implications for its long-term growth and profit margins?

To illustrate how we analyze the implications of the trade dispute and incorporate them into our investment decisions, we discuss one holding especially exposed.

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Hangzhou Hikvision, a new addition to the Portfolio this year, is the global leader in developing and manufacturing video surveillance equipment, including systems that incorporate artificial intelligence (AI) and big-data analysis to improve the efficacy and expand the applications of its cameras. Surveillance is a vast and growing global business. According to BIS Research, the surveillance market is expected to grow 16% a year to over US$77 billion by 2023. The growth is being propelled by the replacement of simple analog video cameras with advanced digital technology that offers more increasingly advanced analytical capabilities for a variety of purposes that include monitoring parking lots, alerting authorities when drivers violate traffic laws, and counting inventory and sending a notice when stock is running low.

Hikvision appears poised to capture much of the industry’s growth. Its high-quality, low-cost products have enabled it to dominate the vast Chinese market, and it is rapidly capturing market share elsewhere. The company’s key competitive advantages are its heavy investment in R&D and the large number of engineers it has hired from China’s highly skilled and affordable labor pool. In 2018, the company spent 4.5 billion renminbi (US$655 million) on R&D (a 40% increase over the previous year) and employed over 16,000 engineers, who account for nearly half of its total workforce. No other surveillance company comes close to Hikvision’s scale.

The global business success of Hikvision has put the company in the crosshairs of the Trump administration as it combats what it perceives as China’s military and technological threat to the US. The US has targeted Hikvision’s products purportedly for national security reasons, despite that its products have been certified by US governmental and international agencies to comply with the highest cybersecurity standards. In October, the US government added Hikvision was added to the Treasury Department’s Entity

GEOGRAPHIC EXPOSURE (%) at October 31, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

BRAZIL	6.6	7.5

CHINA + HONG KONG[2]	27.5	31.3

INDIA	10.3	8.8

MEXICO	6.6	2.4

RUSSIA	4.9	4.0

SOUTH AFRICA	1.4	4.6

SOUTH KOREA	6.5	12.0

TAIWAN	6.8	11.7

SMALL EMERGING MARKETS[3]	21.8	15.9

FRONTIER MARKETS	6.2	1.8

DEVELOPED MARKET LISTED[4]	0.3	–

CASH	1.1	–

1MSCI Emerging + Frontier Markets Index; 2The Emerging Markets Research Portfolio’s end weight in China as of October 31, 2019 is 27.5% and Hong Kong is 0.0%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes emerging markets or frontier markets companies listed in developed markets.

SECTOR EXPOSURE (%) at October 31, 2019

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	8.2	11.1

CONSUMER DISCRETIONARY	13.5	13.0

CONSUMER STAPLES	17.4	6.8

ENERGY	7.9	7.8

FINANCIALS	25.9	25.1

HEALTH CARE	3.0	2.8

INDUSTRIALS	5.6	5.3

INFORMATION TECHNOLOGY	11.0	15.2

MATERIALS	3.3	7.1

REAL ESTATE	1.7	3.0

UTILITIES	1.4	2.8

CASH	1.1	–

1MSCI Emerging + Frontier Markets Index.

List, which restricts the company’s ability to purchase certain advanced US technology.

The US market as a whole accounts for only 5% of its US$7 billion in annual sales. Under any scenario, its most important market will continue to be China, which accounts for more than 70% of sales. The threat of loss of access to US semiconductors raises the political drama, but would not have a material financial impact on the company in the near term. In recent years, Hikvision has significantly diversified its sources of semiconductors and produces most of its products using non-US chips.

We recognize that there are social risks associated with selling surveillance equipment, which can be used for socially oppressive as well as socially beneficial purposes. As an integral part of our fundamental research, we explore environmental, social, or governance (ESG) issues that may pose a risk to the sustainability of a company’s business. Our ESG analysis culminates in assigning a score to each of these three areas for a company. The ESG scores are measures of the risk to the sustainability of a company’s growth and impact our estimate of a company’s fair value. Late last year, news reports emerged that Hikvision’s technology was being used to support government surveillance in Xinjiang province, where for years Uighurs and other Muslims have been detained in re-education camps for the ostensible purpose of countering extremism and terrorism. The reports detailed, for the first time, the role that advanced surveillance systems played in the government’s crackdown in the province, including in the camps.

In meetings with Hikvision’s management in China, we discussed the Xinjiang issue. They claimed that the company had been unaware of the purposes of the government contracts at issue, as the projects’ specifications were very similar to the typical surveillance system used for security at many large school campuses in China or abroad, that the company was not involved in the operations at its clients’ sites, and that the data collected in Xinjiang was not accessible by Hikvision. Though it is impossible for us to confirm

36

what the company knew about the camps before last year’s reports, we were encouraged by the actions it has taken in the aftermath. Hikvision immediately made changes to reduce its social risk exposure, including ending its participation in such projects in Xinjiang and revising its screening procedures to comply with international human rights standards. Nonetheless, we assign the company a high social risk score to reflect the heightened concerns surrounding the potential for employment of its products in human rights abuses, and to reflect the additional, related risk factor that its largest shareholder remains a Chinese state entity.

PORTFOLIO HIGHLIGHTS

The Emerging Markets Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. In addition to responding to changes in analysts’ ratings, we also adjust individual position weights to maintain our desired risk profile (moderately lower expected volatility compared with the benchmark and constrained tracking error).

New analyst recommendations (both upgrades and downgrades) resulted in a significant increase in the Portfolio’s allocation to IT and a reduction in our Consumer Discretionary and Financials investments compared with end of the last fiscal year.

New purchases in IT included Hon Hai Precision, a Taiwan-based company specializing in electronic manufacturing services. The company manufactures, tests, distributes, and provides return/repair services for electronic components and assemblies on behalf of original equipment manufacturers (OEMs). The company’s vertical integration approach to sourcing components in its manufacturing process allows Hon Hai to produce electronic devices at a lower cost than OEMs as well as competitors. We also purchased Tata Consultancy (TCS), an Indian technology company that enjoys a strong reputation for its ability to execute large-scale IT projects, and its workforce of over 400,000 people provides it with scale advantages unmatched by most peers. As businesses worldwide in all industries initiate large and complex digital initiatives, demand for TCS’s services should continue to grow. We also added to Largan Precision, the Taiwanese manufacturer of plastic lens sets for smartphones, whose stock had fallen (excessively in the analyst’s view) on trade war fears.

The Portfolio’s weight in Consumer Discretionary declined in part due to our sales of three Chinese companies on valuation concerns: sportswear company ANTA Sports, e-commerce giant JD.com, and appliance manufacturer Midea Group. We also sold Indian motorcycle manufacturer Hero Motocorp, which the analyst expected will face margin pressures due to the cost of meeting India’s tightening emissions standards.

Looking at the Portfolio geographically, this year we made numerous purchases and sales in China, but the overall impact was an increase in our exposure to this large market. New holdings include Fuyao. Fuyao is a leading producer of automobile glass, with 65% market share in China and about 30% market share

TEN LARGEST HOLDINGS at October 31, 2019

COMPANY	SECTOR	COUNTRY	%

HDFC BANK ADR	FINANCIALS	INDIA	2.1

LUKOIL	ENERGY	RUSSIA	2.1

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	2.1

TSMC	INFO TECHNOLOGY	TAIWAN	2.0

HON HAI PRECISION	INFO TECHNOLOGY	TAIWAN	2.0

CNOOC	ENERGY	CHINA	1.9

PING AN INSURANCE	FINANCIALS	CHINA	1.9

ALIBABA GROUP HOLDING	CONS DISCRETIONARY	CHINA	1.9

WEG	INDUSTRIALS	BRAZIL	1.9

JARIR MARKETING	CONS DISCRETIONARY	SAUDI ARABIA	1.9

in North America. China’s weak auto market had caused Fuyao’s shares to fall to a level that in the analyst’s view no longer reflected the company’s solid growth prospects, which are supported by its constant focus on upgrading technology and controlling costs. We also repurchased internet game giant Tencent, which we had sold in January. Tencent received new government approvals to start monetizing certain popular (but formerly free) games. The analyst expected these games to contribute significantly to the company’s revenues and earnings.

We reduced our holdings in South Africa through the sale of Tiger Brands, a consumer-products company that the analyst believes no longer has significant growth potential, and Standard Bank, on concerns about the country’s deteriorating economic and fiscal outlook.

We also reduced our weight in frontier markets. Our sales included two Argentina-based companies, global IT services consultant Globant and Telecom Argentina. The latter has been unable to raise prices fast enough to keep pace with inflation, pressuring margins. We also sold Vietnamese consumer products manufacturer Masan, whose animal feed business has slowed due to China’s 2018 decision to stop importing Vietnamese pigs and the African Swine Flu pandemic.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

37

DISCLOSURES

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

Companies held in the Portfolios during the first half of the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and sector and geographic allocations should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographic Exposure data is sourced from: Northern Trust, Harding Loevner Funds Portfolios, and MSCI Barra.

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2019.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

INDEX DEFINITIONS

The Germany’s Business Climate Index is a key monthly survey that measures the business climate in Germany.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 47 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 48 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 48 developed and emerging markets countries and targets companies within a market capitalization range of USD 87–12,489 million (as of March 31, 2019) in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 26 emerging market countries. Net dividends reinvested.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 26 emerging markets countries and 28 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 28 frontier markets and 6 emerging markets. Net dividends reinvested.

The Nikkei 225 is a stock market index for the Tokyo Stock Exchange (TSE).

You cannot invest directly in these Indexes.

TERM DEFINITIONS

Beta measures the portfolio’s sensitivity to the market.

Discounted cash flow is a method of estimating the value of an investment based on its future cash flows.

Dividend yield is the annual dividends per share divided by current price per share, expressed as a percent.

Economies of scale is the cost advantage that arises with increased output of a product.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

The Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector. The index is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

Return on Capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Tracking Error is a measure of how closely a portfolio follows the index to which it is benchmarked.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

38

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

October 31, 2019 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2019.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2019 to October 31, 2019)
Global Equity Portfolio — Institutional Class
Actual	$1,000.00	$1,017.80	0.94%	$4.78
Hypothetical (5% annual return before expenses)	1,000.00	1,020.47	0.94	4.79
Global Equity Portfolio — Institutional Class Z
Actual	1,000.00	1,018.20	0.87	4.43
Hypothetical (5% annual return before expenses)	1,000.00	1,020.82	0.87	4.43
Global Equity Portfolio — Advisor Class
Actual	1,000.00	1,016.70	1.10	5.59
Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	1.10	5.60
International Equity Portfolio — Institutional Class
Actual	1,000.00	1,016.60	0.81	4.12
Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	0.81	4.13
International Equity Portfolio — Institutional Class Z
Actual	1,000.00	1,017.00	0.75	3.81
Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	0.75	3.82
International Equity Portfolio — Investor Class
Actual	1,000.00	1,015.20	1.12	5.69
Hypothetical (5% annual return before expenses)	1,000.00	1,019.56	1.12	5.70
International Small Companies Portfolio — Institutional Class
Actual	1,000.00	1,004.50	1.15	5.81
Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	1.15	5.85

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Expense Example (continued)

October 31, 2019 (unaudited)

Portfolio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2019 to October 31, 2019)
International Small Companies Portfolio — Investor Class
Actual	$1,000.00	$1,003.20	1.41%	$7.12
Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	1.41	7.17
Institutional Emerging Markets Portfolio — Institutional Class
Actual	1,000.00	982.00	1.27	6.34
Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	1.27	6.46
Institutional Emerging Markets Portfolio — Institutional Class Z
Actual	1,000.00	982.90	1.11	5.55
Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	1.11	5.65
Emerging Markets Portfolio — Advisor Class
Actual	1,000.00	981.70	1.36	6.79
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	1.36	6.92
Frontier Emerging Markets Portfolio — Institutional Class I
Actual	1,000.00	950.10	1.61	7.91
Hypothetical (5% annual return before expenses)	1,000.00	1,017.09	1.61	8.19
Frontier Emerging Markets Portfolio — Institutional Class II
Actual	1,000.00	951.30	1.35	6.64
Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	1.35	6.87
Frontier Emerging Markets Portfolio — Investor Class
Actual	1,000.00	948.60	2.00	9.82
Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	2.00	10.16
Global Equity Research Portfolio — Institutional Class
Actual	1,000.00	1,018.60	0.80	4.07
Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	0.80	4.08
International Equity Research Portfolio — Institutional Class
Actual	1,000.00	1,014.30	0.75	3.81
Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	0.75	3.82
Emerging Markets Research Portfolio — Institutional Class
Actual	1,000.00	989.60	1.15	5.77
Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	1.15	5.85

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS - 95.9%

China - 6.4%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	1,312,500	$8,409,893

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	92,815	16,397,626

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	133,558	13,602,882

Ctrip.com International Ltd. - ADR (Retailing)*	400,342	13,207,283

NetEase Inc. - ADR (Media & Entertainment)	34,805	9,949,357

		61,567,041

Denmark - 0.7%

Chr Hansen Holding A/S (Materials)†	82,678	6,346,149

Finland - 1.1%

Kone OYJ, Class B (Capital Goods)†	158,867	10,108,689

France - 3.8%

Air Liquide SA (Materials)†	78,673	10,455,651

EssilorLuxottica SA (Consumer Durables & Apparel)†	101,899	15,552,716

L’Oreal SA (Household & Personal Products)†	37,261	10,883,764

		36,892,131

Germany - 2.2%

Symrise AG (Materials)†	221,262	21,291,513

Hong Kong - 2.8%

AIA Group Ltd. (Insurance)†	2,681,205	26,604,140

India - 2.9%

HDFC Bank Ltd. - ADR (Banks)	179,410	10,960,157

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,332,117	17,357,484

		28,317,641

Indonesia - 1.7%

Bank Central Asia Tbk PT (Banks)†	7,177,554	16,047,977

Japan - 11.6%

FANUC Corp. (Capital Goods)†	36,245	7,154,954

Keyence Corp. (Technology Hardware & Equipment)†	25,602	16,165,292

Kubota Corp. (Capital Goods)†	647,835	10,280,033

M3 Inc. (Health Care Equipment & Services)†	974,790	23,316,956

Makita Corp. (Capital Goods)†	262,663	8,838,439

MonotaRO Co., Ltd. (Capital Goods)†	473,060	14,309,823

Nidec Corp. (Capital Goods)†	71,500	10,514,269

Shiseido Co., Ltd. (Household & Personal Products)†	112,800	9,342,790

	Shares	Value
COMMON STOCKS - 95.9% (continued)

Japan - 11.6% (continued)

Sysmex Corp. (Health Care Equipment & Services)†	172,465	$11,230,447

		111,153,003

Netherlands - 0.1%

Prosus NV (Retailing)*	16,568	1,142,513

Russia - 1.2%

Yandex NV, Class A (Media & Entertainment)*	354,366	11,832,281

South Africa - 0.2%

Naspers Ltd., Class N (Retailing)†	12,973	1,843,503

South Korea - 1.0%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	8,944	9,558,668

Spain - 0.7%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	1,369,836	7,182,403

Switzerland - 6.0%

Alcon Inc. (Health Care Equipment & Services)*	158,443	9,390,916

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	63,941	23,020,201

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	128,037	13,720,445

Sonova Holding AG, Reg S

(Health Care Equipment & Services)†	49,904	11,435,103

		57,566,665

United Kingdom - 2.5%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	800,745	12,112,953

Standard Chartered plc (Banks)†	1,337,093	12,154,615

		24,267,568

United States - 51.0%

3M Co. (Capital Goods)	38,413	6,337,761

Abbott Laboratories (Health Care Equipment & Services)	150,444	12,578,623

Alphabet Inc., Class A (Media & Entertainment)*	22,237	27,991,936

Amazon.com Inc. (Retailing)*	8,224	14,611,252

Apple Inc. (Technology Hardware & Equipment)	78,487	19,524,426

Booking Holdings Inc. (Retailing)*	13,808	28,289,416

Cognex Corp. (Technology Hardware & Equipment)	146,407	7,538,496

Cognizant Technology Solutions Corp., Class A (Software & Services)	125,790	7,665,643

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 95.9% (continued)

United States - 51.0% (continued)

Colgate-Palmolive Co. (Household & Personal Products)	156,988	$10,769,377

Core Laboratories NV (Energy)	251,187	11,062,275

eBay Inc. (Retailing)	232,389	8,191,712

Exxon Mobil Corp. (Energy)	159,049	10,746,941

Facebook Inc., Class A (Media & Entertainment)*	59,454	11,394,359

First Republic Bank (Banks)	243,028	25,848,458

Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	29,196	8,628,002

IPG Photonics Corp. (Technology Hardware & Equipment)*	57,483	7,718,817

Linde plc (Materials)†	82,193	16,244,778

Mastercard Inc., Class A (Software & Services)	80,301	22,228,120

Microsoft Corp. (Software & Services)	89,742	12,866,311

NIKE Inc., Class B (Consumer Durables & Apparel)	193,864	17,360,521

NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	73,648	14,804,721

PayPal Holdings Inc. (Software & Services)*	384,226	39,997,927

Regeneron Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	41,051	12,573,100

Roper Technologies Inc. (Capital Goods)	78,049	26,299,391

salesforce.com Inc. (Software & Services)*	63,703	9,968,882

SVB Financial Group (Banks)*	46,720	10,347,546

UnitedHealth Group Inc. (Health Care Equipment & Services)	32,289	8,159,430

Verisk Analytics Inc. (Commercial & Professional Services)	158,143	22,883,292

Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	138,957	27,163,314

Walgreens Boots Alliance Inc. (Food & Staples Retailing)	143,526	7,862,354

Walt Disney Co. (Media & Entertainment)	85,315	11,084,125

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	56,639	11,985,945

		490,727,251

Total Common Stocks (Cost $605,168,141)		$922,449,136

	Shares	Value
PREFERRED STOCKS - 1.1%

Brazil - 1.0%

Itau Unibanco Holding SA - Sponsored ADR, 0.48% (Banks)+	1,129,929	$10,203,259

Spain - 0.1%

Grifols SA - ADR, 1.59% (Pharmaceuticals, Biotechnology & Life Sciences)+	32,756	717,684

Total Preferred Stocks (Cost $6,198,023)		$10,920,943

SHORT TERM INVESTMENTS - 2.7%

Northern Institutional Funds - Prime Obligations Portfolio (Shares), 1.91% (Money Market Funds)	8,101,519	8,103,139

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 1.72% (Money Market Funds)	18,221,992	18,221,992

Total Short Term Investments (Cost $26,324,321)		$26,325,131

Total Investments - 99.7%

(Cost $637,690,485)		$959,695,210

Other Assets Less Liabilities - 0.3%		2,604,784

Net Assets - 100.0%		$962,299,994

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2019 (continued)

Industry	Percentage of Net Assets

Banks	11.4%

Capital Goods	9.8

Commercial & Professional Services	2.4

Consumer Durables & Apparel	3.4

Energy	2.3

Food & Staples Retailing	0.8

Food Beverage & Tobacco	1.4

Health Care Equipment & Services	8.0

Household & Personal Products	3.2

Insurance	2.8

Materials	5.7

Media & Entertainment	8.9

Pharmaceuticals, Biotechnology & Life Sciences	9.9

Retailing	8.7

Semiconductors & Semiconductor Equipment	1.5

Software & Services	9.6

Technology Hardware & Equipment	7.2

Money Market Funds	2.7

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS - 93.3%

Brazil - 1.5%

Ambev SA - ADR (Food Beverage & Tobacco)*	55,125,983	$237,592,987

Canada - 2.9%

Alimentation Couche-Tard Inc., Class B (Food & Staples Retailing)	5,905,400	177,103,713

Canadian National Railway Co. (Transportation)	3,292,005	294,206,487

		471,310,200

China - 5.4%

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	1,790,722	182,385,036

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	5,459,277	220,445,605

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	26,575,500	304,566,145

Tencent Holdings Ltd. (Media & Entertainment)†	3,781,000	154,180,106

		861,576,892

Denmark - 0.9%

Novozymes A/S, Class B (Materials)†	2,945,663	138,793,319

France - 6.8%

Air Liquide SA (Materials)†	1,199,341	159,392,555

Dassault Systemes SE (Software & Services)†	1,578,561	240,126,405

L’Oreal SA (Household & Personal Products)†	1,695,179	495,153,887

Schneider Electric SE (Capital Goods)†	2,212,225	206,092,948

		1,100,765,795

Germany - 12.2%

adidas AG (Consumer Durables & Apparel)†	941,376	290,353,772

Allianz SE, Reg S (Insurance)†	2,088,590	509,736,074

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	21,697,307	423,166,239

SAP SE - Sponsored ADR (Software & Services)	3,826,622	507,333,545

Symrise AG (Materials)†	2,351,332	226,263,053

		1,956,852,683

Hong Kong - 3.3%

AIA Group Ltd. (Insurance)†	53,739,274	533,225,612

India - 3.0%

HDFC Bank Ltd. - ADR (Banks)	3,764,098	229,948,747

ICICI Bank Ltd. - Sponsored ADR (Banks)	18,996,823	247,528,604

		477,477,351

	Shares	Value
COMMON STOCKS - 93.3% (continued)

Israel - 2.6%

Check Point Software Technologies Ltd. (Software & Services)*	3,738,807	$420,279,295

Japan - 11.4%

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,429,000	288,780,767

Dentsu Inc. (Media & Entertainment)†	4,527,700	161,658,618

FANUC Corp. (Capital Goods)†	852,200	168,228,778

Keyence Corp. (Technology Hardware & Equipment)†	444,027	280,361,937

Komatsu Ltd. (Capital Goods)†	6,223,600	145,852,008

Kubota Corp. (Capital Goods)†	16,343,400	259,341,798

M3 Inc. (Health Care Equipment & Services)†	3,971,859	95,006,784

Sysmex Corp. (Health Care Equipment & Services)†	2,992,707	194,876,854

Unicharm Corp. (Household & Personal Products)†	6,936,131	235,466,989

		1,829,574,533

Mexico - 0.9%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,627,737	144,901,148

Netherlands - 0.1%

Prosus NV (Retailing)*	248,351	17,126,037

Russia - 2.7%

LUKOIL PJSC - Sponsored ADR (Energy)	3,013,808	277,451,164

Yandex NV, Class A (Media & Entertainment)*	4,874,781	162,768,938

		440,220,102

Singapore - 2.7%

DBS Group Holdings Ltd. (Banks)†	22,688,583	432,657,077

South Africa - 0.6%

Naspers Ltd., Class N (Retailing)†	194,443	27,630,939

Sasol Ltd. (Materials)†	4,110,440	74,609,902

		102,240,841

South Korea - 1.4%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	217,781	232,747,804

Spain - 3.5%

Amadeus IT Group SA (Software & Services)†	3,002,567	222,275,356

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 93.3% (continued)

Spain - 3.5% (continued)

Banco Bilbao Vizcaya Argentaria SA (Banks)†	65,262,633	$342,188,798

		564,464,154

Sweden - 5.1%

Alfa Laval AB (Capital Goods)†	9,469,959	218,918,417

Atlas Copco AB, Class A (Capital Goods)†	12,532,241	442,979,593

Epiroc AB, Class A (Capital Goods)†	14,548,471	163,952,534

		825,850,544

Switzerland - 12.0%

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	841,618	303,001,449

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	5,765,575	617,839,017

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	2,047,899	617,667,177

SGS SA, Reg S (Commercial & Professional Services)†	62,524	163,262,453

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	1,001,090	229,391,772

		1,931,161,868

Taiwan - 3.8%

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	10,837,125	105,285,703

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	9,914,253	511,872,883

		617,158,586

United Kingdom - 7.4%

Diageo plc (Food Beverage & Tobacco)†	7,418,603	303,716,620

HSBC Holdings plc (Banks)†	20,513,562	155,117,880

Rio Tinto plc (Materials)†	2,758,793	143,331,662

Royal Dutch Shell plc, Class B (Energy)†	7,894,209	227,353,824

Standard Chartered plc (Banks)†	9,231,500	83,917,369

Unilever plc (Household & Personal Products)†	4,513,686	270,825,779

		1,184,263,134

United States - 3.1%

Linde plc (Materials)†	1,594,016	315,044,290

	Shares	Value
COMMON STOCKS - 93.3% (continued)

United States - 3.1% (continued)

Schlumberger Ltd. (Energy)	5,768,386	$188,568,539

		503,612,829

Total Common Stocks (Cost $12,231,338,118)		$15,023,852,791

PREFERRED STOCKS - 3.2%

Brazil - 1.2%

Itau Unibanco Holding SA - Sponsored ADR, 0.48% (Banks)+	20,410,994	184,311,276

Germany - 0.5%

FUCHS PETROLUB SE, 2.45% (Materials)+†	1,981,104	84,967,166

South Korea - 1.5%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.24% (Technology Hardware & Equipment)+†	271,875	235,361,423

Spain - 0.0%

Grifols SA - ADR, 1.59% (Pharmaceuticals, Biotechnology & Life Sciences)+	186,782	4,092,394

Total Preferred Stocks (Cost $361,317,426)		$508,732,259

SHORT TERM INVESTMENTS - 3.4%

Northern Institutional Funds - Prime Obligations Portfolio (Shares), 1.91% (Money Market Funds)	330,127,339	330,193,364

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 1.72% (Money Market Funds)	219,706,297	219,706,298

Total Short Term Investments (Cost $549,833,636)		$549,899,662

Total Investments - 99.9%

(Cost $13,142,489,180)		$16,082,484,712

Other Assets Less Liabilities - 0.1%		18,493,778

Net Assets - 100.0%		$16,100,978,490

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2019 (continued)

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Banks	10.5%

Capital Goods	10.0

Commercial & Professional Services	1.0

Consumer Durables & Apparel	1.8

Energy	4.3

Food & Staples Retailing	1.1

Food Beverage & Tobacco	8.2

Health Care Equipment & Services	3.2

Household & Personal Products	6.2

Insurance	8.4

Materials	7.0

Media & Entertainment	4.1

Pharmaceuticals, Biotechnology & Life Sciences	7.5

Retailing	0.3

Semiconductors & Semiconductor Equipment	6.4

Software & Services	8.7

Technology Hardware & Equipment	4.6

Telecommunication Services	1.4

Transportation	1.8

Money Market Funds	3.4

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS - 94.2%

Argentina - 1.0%

Globant SA (Software & Services)*	34,258	$3,194,901

Bangladesh - 0.4%

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	434,545	1,203,205

Canada - 1.4%

Kinaxis Inc. (Software & Services)*	72,300	4,617,078

China - 1.9%

51job Inc. - ADR (Commercial & Professional Services)*	26,731	2,105,601

Haitian International Holdings Ltd. (Capital Goods)†	1,751,000	4,102,716

		6,208,317

Egypt - 0.9%

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)†	642,760	3,036,072

Finland - 2.0%

Vaisala OYJ, Class A (Technology Hardware & Equipment)†	221,882	6,644,695

France - 6.7%

Alten SA (Software & Services)†	72,366	7,948,240

Chargeurs SA (Consumer Durables & Apparel)†	97,296	1,652,358

IPSOS (Media & Entertainment)†	49,201	1,481,863

LISI (Capital Goods)†	106,312	3,735,941

Rubis SCA (Utilities)†	126,800	7,356,330

		22,174,732

Germany - 10.8%

Bechtle AG (Software & Services)†	65,644	7,111,915

Bertrandt AG (Commercial & Professional Services)†	23,488	1,171,829

Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	77,326	8,420,279

FUCHS PETROLUB SE (Materials)†	135,393	5,482,594

KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)†	71,856	4,829,057

Pfeiffer Vacuum Technology AG (Capital Goods)†	18,585	2,908,737

Rational AG (Capital Goods)†	1,148	873,838

STRATEC SE (Health Care Equipment & Services)†	64,069	4,836,087

		35,634,336

	Shares	Value
COMMON STOCKS - 94.2% (continued)

Hong Kong - 1.8%

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	202,000	$2,805,849

Pico Far East Holdings Ltd. (Media & Entertainment)†	9,291,000	3,164,175

		5,970,024

India - 2.8%

Bharti Infratel Ltd. (Telecommunication Services)†	480,954	1,285,471

Max Financial Services Ltd. (Insurance)*†	924,907	5,294,060

SH Kelkar & Co., Ltd. (Materials)*†	1,499,535	2,622,806

		9,202,337

Indonesia - 2.3%

Sarana Menara Nusantara Tbk PT (Telecommunication Services)†	65,062,100	3,059,275

Tower Bersama Infrastructure Tbk PT (Telecommunication Services)†	9,789,800	4,401,498

		7,460,773

Israel - 1.7%

CyberArk Software Ltd. (Software & Services)*	54,163	5,501,878

Italy - 3.0%

Danieli & C Officine Meccaniche SpA (RSP) (Capital Goods)†	71,186	782,210

DiaSorin SpA (Health Care Equipment & Services)†	18,189	2,054,452

Reply SpA (Software & Services)†	108,743	7,098,765

		9,935,427

Japan - 15.6%

ABC-Mart Inc. (Retailing)†	8,800	603,425

Ariake Japan Co., Ltd. (Food Beverage & Tobacco)†	119,300	9,291,183

BML Inc. (Health Care Equipment & Services)†	98,400	2,888,064

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	19,100	3,945,313

FINDEX Inc. (Health Care Equipment & Services)†	109,400	1,021,543

Infomart Corp. (Software & Services)†	319,100	4,797,959

MISUMI Group Inc. (Capital Goods)†	58,400	1,464,403

MonotaRO Co., Ltd. (Capital Goods)†	37,800	1,143,430

Nakanishi Inc. (Health Care Equipment & Services)†	376,000	6,252,566

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 94.2% (continued)

Japan - 15.6% (continued)

Nihon M&A Center Inc. (Commercial & Professional Services)†	123,500	$3,772,761

Pigeon Corp. (Household & Personal Products)†	28,900	1,420,547

Rinnai Corp. (Consumer Durables & Apparel)†	12,800	937,947

Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	86,500	2,593,281

SMS Co., Ltd. (Commercial & Professional Services)†	247,000	6,066,897

Stanley Electric Co., Ltd. (Automobiles & Components)†	187,000	5,174,704

		51,374,023

Kenya - 0.3%

East African Breweries Ltd. (Food Beverage & Tobacco)†	504,400	980,966

Kuwait - 0.6%

Mabanee Co. SAK (Real Estate)†	821,463	2,090,343

Malaysia - 1.1%

Dialog Group Bhd. (Energy)†	4,471,240	3,719,119

Mexico - 1.9%

Grupo Herdez SAB de CV (Food Beverage & Tobacco)	1,568,638	3,197,375

Megacable Holdings SAB de CV (Media & Entertainment)	708,200	2,909,523

		6,106,898

Netherlands - 1.0%

ASM International NV (Semiconductors & Semiconductor Equipment)†	33,604	3,377,900

Nigeria - 0.4%

Nestle Nigeria plc (Food Beverage & Tobacco)	421,264	1,418,750

Norway - 1.5%

Tomra Systems ASA (Commercial & Professional Services)	182,002	4,900,278

Peru - 0.3%

Alicorp SAA (Food Beverage & Tobacco)	303,910	833,215

Philippines - 0.9%

International Container Terminal Services Inc. (Transportation)†	809,390	1,886,021

Security Bank Corp. (Banks)†	287,480	1,127,387

		3,013,408

	Shares	Value
COMMON STOCKS - 94.2% (continued)

Romania - 0.5%

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	194,905	$1,678,950

South Africa - 1.1%

Clicks Group Ltd. (Food & Staples Retailing)†	73,185	1,191,957

Discovery Ltd. (Insurance)†	301,485	2,398,892

		3,590,849

South Korea - 1.9%

Cheil Worldwide Inc. (Media & Entertainment)†	55,849	1,187,528

Hankook Tire & Technology Co., Ltd. (Automobiles & Components)†	127,223	3,390,944

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	20,894	1,640,532

		6,219,004

Sweden - 3.5%

Alfa Laval AB (Capital Goods)†	132,935	3,073,078

Intrum AB (Commercial & Professional Services)†	177,616	4,782,990

Paradox Interactive AB (Media & Entertainment)†	198,106	2,700,126

Thule Group AB (Consumer Durables & Apparel)†	55,126	1,122,466

		11,678,660

Switzerland - 2.9%

Bossard Holding AG, Class A, Reg S (Capital Goods)†	24,518	3,890,078

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	2,902	3,433,018

VAT Group AG (Capital Goods)*†	15,805	2,318,724

		9,641,820

Taiwan - 2.4%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	101,517	998,853

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	1,582,700	3,123,003

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	124,909	1,677,298

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	75,000	2,096,970

		7,896,124

Turkey - 1.4%

Anadolu Hayat Emeklilik AS (Insurance)†	1,951,939	1,889,735

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 94.2% (continued)

Turkey - 1.4% (continued)

Ulker Biskuvi Sanayi AS (Food Beverage & Tobacco)†	873,744	$2,809,940

		4,699,675

Ukraine - 0.9%

Kernel Holding SA (Food Beverage & Tobacco)†	261,103	2,905,452

United Arab Emirates - 1.9%

Agthia Group PJSC (Food Beverage & Tobacco)†	2,477,285	2,480,535

Network International Holdings plc (Software & Services)*†	524,726	3,676,543

		6,157,078

United Kingdom - 13.8%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	452,699	6,848,025

Bank of Georgia Group plc (Banks)†	146,923	2,475,440

BBA Aviation plc (Transportation)†	1,150,423	4,531,510

Clarkson plc (Transportation)†	124,395	4,546,140

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	176,359	6,009,853

Diploma plc (Capital Goods)†	225,703	4,676,463

EMIS Group plc (Health Care Equipment & Services)†	261,458	3,644,204

Rathbone Brothers plc (Diversified Financials)†	130,154	3,504,619

Rightmove plc (Media & Entertainment)†	432,227	3,356,279

Senior plc (Capital Goods)†	2,400,009	5,741,975

		45,334,508

United States - 2.3%

Core Laboratories NV (Energy)	145,958	6,427,990

Sensata Technologies Holding plc (Capital Goods)*	20,341	1,041,256

		7,469,246

Vietnam - 1.3%

Hoa Phat Group JSC (Materials)*†	4,639,253	4,350,126

Total Common Stocks (Cost $271,659,953)		$310,220,167

	Shares	Value
PARTICIPATION NOTES - 1.1%

Saudi Arabia - 1.1%

Jarir Marketing Co., Issued by HSBC BANK PLC, Maturity Date 1/19/21 (Retailing)^†	86,360	$3,647,132

Total Participation Notes (Cost $3,330,555)		$3,647,132

SHORT TERM INVESTMENTS - 4.6%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 1.72% (Money Market Funds)	15,272,520	15,272,520

Total Short Term Investments (Cost $15,272,520)		$15,272,520

Total Investments - 99.9%

(Cost $290,263,028)		$329,139,819

Other Assets Less Liabilities - 0.1%		206,638

Net Assets - 100.0%		$329,346,457

Summary of Abbreviations

ADR	American Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.1% of net assets as of October 31, 2019, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2019 (continued)

Industry	Percentage of Net Assets

Automobiles & Components	2.6%

Banks	1.1

Capital Goods	10.8

Commercial & Professional Services	6.8

Consumer Durables & Apparel	2.1

Diversified Financials	1.1

Energy	3.6

Food & Staples Retailing	1.6

Food Beverage & Tobacco	8.8

Health Care Equipment & Services	9.7

Household & Personal Products	0.4

Insurance	2.9

Materials	3.8

Media & Entertainment	4.6

Pharmaceuticals, Biotechnology & Life Sciences	5.1

Real Estate	0.6

Retailing	1.3

Semiconductors & Semiconductor Equipment	3.4

Software & Services	13.4

Technology Hardware & Equipment	3.3

Telecommunication Services	2.7

Transportation	3.4

Utilities	2.2

Money Market Fund	4.6

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS - 90.8%

Brazil - 3.9%

Ambev SA - ADR (Food Beverage & Tobacco)*	15,367,653	$66,234,584

B3 SA - Brasil Bolsa Balcao (Diversified Financials)	3,697,100	44,599,351

Localiza Rent a Car SA (Transportation)	3,609,400	38,861,462

WEG SA (Capital Goods)	9,319,070	59,253,531

		208,948,928

Chile - 0.4%

Banco Santander Chile - ADR (Banks)	840,778	20,372,051

China - 25.7%

51job Inc. - ADR (Commercial & Professional Services)*	879,460	69,275,064

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	4,339,000	27,802,305

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	1,317,508	232,764,138

Autohome Inc. - ADR (Media & Entertainment)*	517,740	43,780,094

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	332,520	33,867,162

CNOOC Ltd. - Sponsored ADR (Energy)	474,531	70,486,835

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	20,320,000	51,692,095

Ctrip.com International Ltd. - ADR (Retailing)*	793,558	26,179,478

ENN Energy Holdings Ltd. (Utilities)†	11,117,200	126,830,581

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	14,953,670	67,781,592

JD.com Inc. - ADR (Retailing)*	723,828	22,547,242

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	3,298,900	47,092,563

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	10,117,813	78,953,153

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	8,538,500	97,854,717

SF Holding Co., Ltd., Class A (Transportation)†	642,756	3,592,245

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	4,220,000	57,793,587

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	16,472,757	24,368,059

	Shares	Value
COMMON STOCKS - 90.8% (continued)

China - 25.7% (continued)

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	4,789,800	$75,977,255

Tencent Holdings Ltd. (Media & Entertainment)†	5,273,500	215,040,675

Weibo Corp. - Sponsored ADR (Media & Entertainment)*	440,506	21,668,490

		1,395,347,330

Czech Republic - 0.8%

Komercni banka AS (Banks)	1,319,966	44,617,903

Egypt - 0.9%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	9,408,593	46,441,360

Hong Kong - 6.6%

AIA Group Ltd. (Insurance)†	14,576,615	144,635,829

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	3,325,069	46,186,339

Sands China Ltd. (Consumer Services)†	21,344,538	104,394,916

Techtronic Industries Co., Ltd. (Capital Goods)†	8,279,801	64,063,242

		359,280,326

India - 6.6%

Housing Development Finance Corp., Ltd. (Banks)†	4,555,132	136,841,511

Kotak Mahindra Bank Ltd. (Banks)†	3,722,504	82,633,796

Maruti Suzuki India Ltd. (Automobiles & Components)†	668,069	71,195,131

Tata Consultancy Services Ltd. (Software & Services)†	2,111,196	67,576,725

		358,247,163

Indonesia - 3.3%

Astra International Tbk PT (Automobiles & Components)†	83,294,200	41,051,746

Bank Central Asia Tbk PT (Banks)†	26,664,433	59,617,831

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	267,767,100	80,083,317

		180,752,894

Italy - 0.9%

Tenaris SA - ADR (Energy)	2,446,007	49,653,942

Kenya - 1.3%

East African Breweries Ltd. (Food Beverage & Tobacco)†	6,379,865	12,407,676

Safaricom plc (Telecommunication Services)†	201,753,527	58,039,042

		70,446,718

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 90.8% (continued)

Mexico - 4.6%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	575,828	$51,260,208

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	350,437	57,384,059

Grupo Financiero Banorte SAB de CV, Series O (Banks)	13,042,200	71,189,198

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	23,058,900	69,201,273

		249,034,738

Netherlands - 0.2%

Prosus NV (Retailing)*	135,834	9,366,977

Panama - 1.0%

Copa Holdings SA, Class A (Transportation)	547,366	55,689,017

Peru - 1.2%

Credicorp Ltd. (Banks)	307,384	65,792,471

Russia - 8.7%

LUKOIL PJSC - Sponsored ADR (Energy)	1,681,557	154,804,137

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	685,404	146,806,705

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	9,609,635	141,336,786

Yandex NV, Class A (Media & Entertainment)*	915,296	30,561,733

		473,509,361

South Africa - 2.9%

Discovery Ltd. (Insurance)†	5,474,051	43,556,594

Naspers Ltd., Class N (Retailing)†	118,249	16,803,541

Sasol Ltd. (Materials)†	1,754,910	31,853,929

Standard Bank Group Ltd. (Banks)†	5,536,795	63,546,923

		155,760,987

South Korea - 8.3%

Amorepacific Corp. (Household & Personal Products)†	218,507	35,954,461

Hankook Tire & Technology Co., Ltd. (Automobiles & Components)†	1,737,574	46,312,511

LG Household & Health Care Ltd. (Household & Personal Products)†	94,958	102,508,633

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	194,476	207,841,189

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	699,635	54,933,152

		447,549,946

	Shares	Value
COMMON STOCKS - 90.8% (continued)

Taiwan - 8.3%

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	5,062,031	$67,973,783

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	9,624,031	25,326,725

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	401,000	58,643,603

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	30,854,277	299,757,939

		451,702,050

Thailand - 1.3%

Siam Commercial Bank pcl, Reg S (Banks)†	19,265,070	71,458,448

United Arab Emirates - 0.7%

DP World plc (Transportation)†	2,862,062	38,035,245

United Kingdom - 1.6%

Bank of Georgia Group plc (Banks)†	729,779	12,295,722

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	2,439,926	74,286,711

		86,582,433

United States - 1.6%

EPAM Systems Inc. (Software & Services)*	498,076	87,641,453

Total Common Stocks (Cost $3,958,351,368)		$4,926,231,741

PREFERRED STOCKS - 5.8%

Brazil - 3.7%

Banco Bradesco SA - ADR, 6.01% (Banks)+	10,554,556	92,457,910

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	1,330,834	27,441,797

Itau Unibanco Holding SA - Sponsored ADR, 0.48% (Banks)+	8,926,688	80,607,993

		200,507,700

Colombia - 1.2%

Bancolombia SA - Sponsored ADR, 2.17% (Banks)+	1,299,397	67,412,716

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
PREFERRED STOCKS - 5.8% (continued)

South Korea - 0.9%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.24% (Technology Hardware & Equipment)+†	55,330	$47,899,026

Total Preferred Stocks (Cost $207,869,705)		$315,819,442

SHORT TERM INVESTMENTS - 3.3%

Northern Institutional Funds - Prime Obligations Portfolio (Shares), 1.91% (Money Market Funds)	89,900,989	89,918,969

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 1.72% (Money Market Funds)	86,683,361	86,683,361

Total Short Term Investments (Cost $176,586,150)		$176,602,330

Total Investments - 99.9%

(Cost $4,342,807,223)		$5,418,653,513

Other Assets Less Liabilities - 0.1%		3,972,921

Net Assets - 100.0%		$5,422,626,434

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depositary Interest.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.9%

Banks	20.9

Capital Goods	2.3

Commercial & Professional Services	1.3

Consumer Durables & Apparel	4.8

Consumer Services	1.9

Diversified Financials	0.9

Energy	7.7

Food & Staples Retailing	1.8

Food Beverage & Tobacco	4.6

Household & Personal Products	2.6

Insurance	5.3

Materials	0.6

Media & Entertainment	6.4

Pharmaceuticals, Biotechnology & Life Sciences	1.3

Retailing	5.7

Semiconductors & Semiconductor Equipment	6.3

Software & Services	2.9

Technology Hardware & Equipment	9.4

Telecommunication Services	1.1

Transportation	3.6

Utilities	2.3

Money Market Funds	3.3

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS - 91.2%

Brazil - 3.9%

Ambev SA - ADR (Food Beverage & Tobacco)*	12,244,556	$52,774,037

B3 SA - Brasil Bolsa Balcao (Diversified Financials)	2,923,200	35,263,537

Localiza Rent a Car SA (Transportation)	2,853,800	30,726,115

WEG SA (Capital Goods)	7,368,230	46,849,486

		165,613,175

Chile - 0.4%

Banco Santander Chile - ADR (Banks)	664,768	16,107,329

China - 25.8%

51job Inc. - ADR (Commercial & Professional Services)*	695,352	54,772,877

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	3,430,500	21,981,057

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	1,041,698	184,036,786

Autohome Inc. - ADR (Media & Entertainment)*	409,355	34,615,059

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	262,456	26,731,143

CNOOC Ltd. - Sponsored ADR (Energy)	375,191	55,730,871

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	16,066,000	40,870,334

Ctrip.com International Ltd. - ADR (Retailing)*	627,433	20,699,015

ENN Energy Holdings Ltd. (Utilities)†	8,789,700	100,277,296

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	11,823,257	53,592,141

JD.com Inc. - ADR (Retailing)*	568,264	17,701,423

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	2,608,300	37,234,088

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	7,999,738	62,425,006

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	6,751,000	77,369,233

SF Holding Co., Ltd., Class A (Transportation)†	508,321	2,840,912

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,336,000	45,687,063

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	13,024,788	19,267,497

	Shares	Value
COMMON STOCKS - 91.2% (continued)

China - 25.8% (continued)

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	3,787,100	$60,072,125

Tencent Holdings Ltd. (Media & Entertainment)†	4,169,600	170,026,282

Weibo Corp. - Sponsored ADR (Media & Entertainment)*	348,290	17,132,385

		1,103,062,593

Czech Republic - 0.8%

Komercni banka AS (Banks)	1,043,641	35,277,479

Egypt - 0.9%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	7,438,974	36,719,206

Hong Kong - 6.7%

AIA Group Ltd. (Insurance)†	11,524,989	114,356,203

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	2,629,023	36,518,024

Sands China Ltd. (Consumer Services)†	16,876,144	82,540,256

Techtronic Industries Co., Ltd. (Capital Goods)†	6,597,000	51,042,918

		284,457,401

India - 6.6%

Housing Development Finance Corp., Ltd. (Banks)†	3,618,838	108,714,140

Kotak Mahindra Bank Ltd. (Banks)†	2,943,226	65,335,037

Maruti Suzuki India Ltd. (Automobiles & Components)†	530,749	56,561,140

Tata Consultancy Services Ltd. (Software & Services)†	1,677,246	53,686,533

		284,296,850

Indonesia - 3.3%

Astra International Tbk PT (Automobiles & Components)†	65,857,200	32,457,878

Bank Central Asia Tbk PT (Banks)†	21,082,410	47,137,232

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	211,712,090	63,318,483

		142,913,593

Italy - 0.9%

Tenaris SA - ADR (Energy)	1,933,953	39,259,246

Kenya - 1.3%

East African Breweries Ltd. (Food Beverage & Tobacco)†	5,007,350	9,738,384

Safaricom plc (Telecommunication Services)†	159,517,901	45,888,993

		55,627,377

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 91.2% (continued)

Mexico - 4.6%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	455,282	$40,529,204

Grupo Aeroportuario del Sureste SAB de CV -ADR (Transportation)	281,178	46,042,897

Grupo Financiero Banorte SAB de CV, Series O (Banks)	10,311,940	56,286,419

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	18,231,700	54,714,529

		197,573,049

Netherlands - 0.2%

Prosus NV (Retailing)*	106,377	7,335,652

Panama - 1.0%

Copa Holdings SA, Class A (Transportation)	432,779	44,030,935

Peru - 1.2%

Credicorp Ltd. (Banks)	243,036	52,019,425

Russia - 8.8%

LUKOIL PJSC - Sponsored ADR (Energy)	1,329,535	122,396,992

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	541,920	116,073,862

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	7,597,929	111,748,975

Yandex NV, Class A (Media & Entertainment)*	723,685	24,163,843

		374,383,672

South Africa - 2.9%

Discovery Ltd. (Insurance)†	4,328,098	34,438,336

Naspers Ltd., Class N (Retailing)†	93,493	13,285,639

Sasol Ltd. (Materials)†	1,387,532	25,185,534

Standard Bank Group Ltd. (Banks)†	4,377,708	50,243,846

		123,153,355

South Korea - 8.3%

Amorepacific Corp. (Household & Personal Products)†	172,047	28,309,652

Hankook Tire & Technology Co., Ltd. (Automobiles & Components)†	1,373,826	36,617,336

LG Household & Health Care Ltd. (Household & Personal Products)†	75,079	81,048,944

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	153,739	164,304,575

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	553,172	43,433,336

		353,713,843

	Shares	Value
COMMON STOCKS - 91.2% (continued)

Taiwan - 8.4%

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,002,216	$53,742,414

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	7,609,136	20,024,301

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	317,001	46,359,303

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	24,395,637	237,010,443

		357,136,461

Thailand - 1.3%

Siam Commercial Bank pcl, Reg S (Banks)†	15,232,100	56,499,261

United Arab Emirates - 0.7%

DP World plc (Transportation)†	2,262,910	30,072,841

United Kingdom - 1.6%

Bank of Georgia Group plc (Banks)†	575,296	9,692,907

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	1,944,116	59,191,132

		68,884,039

United States - 1.6%

EPAM Systems Inc. (Software & Services)*	393,808	69,294,456

Total Common Stocks (Cost $2,958,110,930)		$3,897,431,238

PREFERRED STOCKS - 5.8%

Brazil - 3.7%

Banco Bradesco SA - ADR, 6.01% (Banks)+	8,345,038	73,102,533

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	1,047,641	21,602,357

Itau Unibanco Holding SA - Sponsored ADR, 0.48% (Banks)+	7,057,952	63,733,307

		158,438,197

Colombia - 1.2%

Bancolombia SA - Sponsored ADR, 2.17% (Banks)+	1,027,377	53,300,319

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
PREFERRED STOCKS - 5.8% (continued)

South Korea - 0.9%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.24% (Technology Hardware & Equipment)+†	43,779	$37,899,357

Total Preferred Stocks (Cost $145,566,572)		$249,637,873

SHORT TERM INVESTMENTS - 2.9%

Northern Institutional Funds - Prime Obligations Portfolio (Shares), 1.91% (Money Market Funds)	52,805,269	52,815,830

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 1.72% (Money Market Funds)	70,710,431	70,710,431

Total Short Term Investments (Cost $123,518,400)		$123,526,261

Total Investments - 99.9%

(Cost $3,227,195,902)		$4,270,595,372

Other Assets Less Liabilities - 0.1%		3,718,429

Net Assets - 100.0%		$4,274,313,801

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depositary Interest.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.9%

Banks	20.9

Capital Goods	2.3

Commercial & Professional Services	1.3

Consumer Durables & Apparel	4.9

Consumer Services	1.9

Diversified Financials	0.8

Energy	7.8

Food & Staples Retailing	1.8

Food Beverage & Tobacco	4.7

Household & Personal Products	2.6

Insurance	5.3

Materials	0.6

Media & Entertainment	6.4

Pharmaceuticals, Biotechnology & Life Sciences	1.4

Retailing	5.7

Semiconductors & Semiconductor Equipment	6.4

Software & Services	2.9

Technology Hardware & Equipment	9.4

Telecommunication Services	1.1

Transportation	3.6

Utilities	2.3

Money Market Funds	2.9

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS - 93.1%

Argentina - 3.7%

Globant SA (Software & Services)*	116,473	$10,862,272

Bangladesh - 3.3%

BRAC Bank Ltd. (Banks)*†	2,170,366	1,296,635

GrameenPhone Ltd. (Telecommunication Services)†	254,236	952,116

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,658,273	7,360,454

		9,609,205

Colombia - 5.4%

Cementos Argos SA - Sponsored ADR (Materials)#†	63,279	714,230

Ecopetrol SA - Sponsored ADR (Energy)	743,040	13,560,480

Grupo Nutresa SA (Food Beverage & Tobacco)	211,292	1,602,819

		15,877,529

Croatia - 0.6%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	9,514	1,801,046

Egypt - 5.7%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	2,166,238	10,692,676

Edita Food Industries SAE (Food Beverage & Tobacco)	1,827,011	1,754,565

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)†	903,889	4,269,513

		16,716,754

Estonia - 0.6%

Tallink Grupp AS (Transportation)†	1,719,609	1,798,979

Georgia - 0.6%

TBC Bank Group PLC (Banks)†	96,800	1,604,936

Kazakhstan - 2.3%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	506,568	6,761,790

Kenya - 5.4%

East African Breweries Ltd. (Food Beverage & Tobacco)†	1,074,500	2,089,707

Equity Group Holdings Ltd. (Banks)†	160,500	72,259

Safaricom plc (Telecommunication Services)†	48,081,050	13,831,620

		15,993,586

	Shares	Value
COMMON STOCKS - 93.1% (continued)

Kuwait - 9.3%

Mabanee Co. SAK (Real Estate)†	5,460,480	$13,895,057

National Bank of Kuwait SAKP (Banks)†	4,370,574	13,555,040

		27,450,097

Morocco - 2.2%

Maroc Telecom (Telecommunication Services)†	258,336	3,856,712

Societe d’Exploitation des Ports (Transportation)†	146,364	2,703,081

		6,559,793

Nigeria - 4.7%

Dangote Cement plc (Materials)	4,750,711	1,959,299

Guaranty Trust Bank plc (Banks)†	64,489,698	4,432,828

Lafarge Africa plc (Materials)*	743,285	27,290

Nestle Nigeria plc (Food Beverage & Tobacco)	834,885	2,811,759

Nigerian Breweries plc (Food Beverage & Tobacco)	1,270,573	175,372

Zenith Bank plc (Banks)†	94,148,094	4,418,246

		13,824,794

Pakistan - 0.5%

Engro Corp., Ltd. (Materials)†	175,391	333,937

MCB Bank Ltd. (Banks)†	440,600	489,152

Oil & Gas Development Co., Ltd. (Energy)†	818,100	678,458

		1,501,547

Peru - 8.2%

Alicorp SAA (Food Beverage & Tobacco)	1,261,918	3,459,739

Cementos Pacasmayo SAA, Class C (Materials)	1,681,864	3,399,229

Credicorp Ltd. (Banks)	62,229	13,319,495

Ferreycorp SAA (Capital Goods)	6,099,575	3,957,329

		24,135,792

Philippines - 19.8%

Bank of the Philippine Islands (Banks)†	3,038,484	5,792,814

BDO Unibank Inc. (Banks)†	2,008,088	6,109,673

International Container Terminal Services Inc. (Transportation)†	1,558,610	3,631,836

Jollibee Foods Corp. (Consumer Services)†	493,950	2,255,823

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	5,738,380	8,563,442

Security Bank Corp. (Banks)†	2,100,220	8,236,264

SM Prime Holdings Inc. (Real Estate)†	17,401,700	13,358,539

Universal Robina Corp. (Food Beverage & Tobacco)†	2,385,150	7,092,689

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 93.1% (continued)

Philippines - 19.8% (continued)

Wilcon Depot Inc. (Retailing)†	9,840,200	$3,198,939

		58,240,019

Romania - 3.5%

Banca Transilvania SA (Banks)†	12,531,791	7,000,083

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	390,332	3,362,396

		10,362,479

Slovenia - 0.7%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	30,791	2,177,555

Sri Lanka - 0.4%

Commercial Bank of Ceylon plc (Banks)†	477,863	255,128

John Keells Holdings plc (Capital Goods)†	897,375	775,456

		1,030,584

Thailand - 0.9%

Home Product Center pcl, Reg S (Retailing)	4,399,994	2,506,372

Ukraine - 0.9%

Kernel Holding SA (Food Beverage & Tobacco)†	143,362	1,595,277

MHP SE - GDR (Food Beverage & Tobacco)†	105,693	894,194

		2,489,471

United Arab Emirates - 3.8%

Agthia Group PJSC (Food Beverage & Tobacco)†	3,489,410	3,493,988

Emaar Properties PJSC (Real Estate)†	2,243,049	2,607,008

Network International Holdings plc (Software & Services)*†	723,827	5,071,563

		11,172,559

United Kingdom - 0.4%

Bank of Georgia Group plc (Banks)†	66,788	1,125,281

United States - 1.4%

EPAM Systems Inc. (Software & Services)*	24,109	4,242,220

Vietnam - 8.8%

Hoa Phat Group JSC (Materials)*†	10,344,649	9,699,951

Masan Group Corp. (Food Beverage & Tobacco)*†	742,650	2,368,599

Sai Gon Cargo Service Corp. (Transportation)†	217,160	1,432,307

Saigon Beer Alcohol Beverage Corp. (Food Beverage & Tobacco)†	298,990	3,357,844

	Shares	Value
COMMON STOCKS - 93.1% (continued)

Vietnam - 8.8% (continued)

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	1,611,870	$9,006,605

		25,865,306

Total Common Stocks (Cost $222,879,443)		$273,709,966

PREFERRED STOCKS - 4.2%

Colombia - 4.2%

Bancolombia SA - Sponsored ADR, 2.17% (Banks)+	237,514	12,322,226

Total Preferred Stocks (Cost $8,975,169)		$12,322,226

PARTICIPATION NOTES - 1.6%

Saudi Arabia - 1.6%

Al Rajhi Bank, Issued by JP Morgan Structured Products, Maturity Date 12/5/19 (Banks)^†	78,921	1,270,849

Herfy Food Services Co., Issued by JP Morgan Structured Products, Maturity Date 1/14/19 (Consumer Services)^†	58,791	761,619

Jarir Marketing Co., Issued by HSBC BANK PLC, Maturity Date 1/19/21 (Retailing)^†	60,974	2,575,037

		4,607,505

Total Participation Notes (Cost $3,486,745)		$4,607,505

SHORT TERM INVESTMENTS - 1.2%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 1.72% (Money Market Funds)	3,717,275	3,717,275

Total Short Term Investments (Cost $3,717,275)		$3,717,275

Total Investments - 100.1%

(Cost $239,058,632)		$294,356,972

Liabilities Less Other Assets - (0.1)%		(312,577)

Net Assets - 100.0%		$294,044,395

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2019 (continued)

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
#

Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.6% of net assets as of October 31, 2019, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Banks	33.7%

Capital Goods	1.6

Consumer Services	1.1

Energy	5.9

Food & Staples Retailing	2.9

Food Beverage & Tobacco	13.6

Health Care Equipment & Services	1.5

Materials	5.5

Pharmaceuticals, Biotechnology & Life Sciences	3.2

Real Estate	10.1

Retailing	2.9

Software & Services	6.8

Technology Hardware & Equipment	0.6

Telecommunication Services	6.3

Transportation	3.2

Money Market Fund	1.2

Total Investments	100.1

Liabilities Less Other Assets	(0.1)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS - 98.3%

Australia - 0.9%

BHP Group Ltd. (Materials)†	1,977	$48,345

Cochlear Ltd. (Health Care Equipment & Services)†	83	12,077

		60,422

Belgium - 0.5%

Anheuser-Busch InBev SA, NV (Food Beverage & Tobacco)†	463	37,396

Brazil - 0.5%

Ambev SA - ADR (Food Beverage & Tobacco)*	2,877	12,400

Ultrapar Participacoes SA - Sponsored ADR (Energy)	1,872	8,742

WEG SA (Capital Goods)	1,900	12,081

		33,223

Canada - 1.9%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	1,600	48,178

Canadian National Railway Co. (Transportation)	600	53,622

Cenovus Energy Inc. (Energy)	1,500	12,778

Encana Corp. (Energy)	3,462	13,606

		128,184

China - 5.0%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	1,670	10,701

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	55	9,717

Autohome Inc. - ADR (Media & Entertainment)*	92	7,780

China International Travel Service Corp., Ltd., Class A (Consumer Services)†	800	10,238

China Tower Corp., Ltd., Class H (Telecommunication Services)†	38,000	8,314

CNOOC Ltd. - Sponsored ADR (Energy)	119	17,676

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	8,000	20,351

Ctrip.com International Ltd. - ADR (Retailing)*	270	8,907

ENN Energy Holdings Ltd. (Utilities)†	2,000	22,817

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	2,600	7,797

Glodon Co., Ltd., Class A (Software & Services)†	2,000	8,996

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	1,700	14,043

	Shares	Value
COMMON STOCKS - 98.3% (continued)

China - 5.0% (continued)

Haitian International Holdings Ltd. (Capital Goods)†	4,000	$9,372

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	2,700	12,238

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	2,200	8,979

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	600	8,565

NetEase Inc. - ADR (Media & Entertainment)	41	11,720

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	110	13,427

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	1,100	13,646

SF Holding Co., Ltd., Class A (Transportation)†	1,900	10,619

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	2,900	10,200

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,000	13,695

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	9,000	13,314

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	2,900	12,123

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	900	14,276

Tencent Holdings Ltd. (Media & Entertainment)†	200	8,155

Weibo Corp. - Sponsored ADR (Media & Entertainment)*	235	11,560

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	980	13,071

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,000	11,764

		344,061

Colombia - 0.4%

Ecopetrol SA - Sponsored ADR (Energy)	800	14,600

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 98.3% (continued)

Colombia - 0.4% (continued)

Grupo Nutresa SA (Food Beverage & Tobacco)	1,370	$10,393

		24,993

Denmark - 0.4%

Chr Hansen Holding A/S (Materials)†	150	11,514

Novozymes A/S, Class B (Materials)†	290	13,664

		25,178

Egypt - 0.6%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	7,736	38,185

France - 2.5%

Air Liquide SA (Materials)†	330	43,857

Dassault Systemes SE (Software & Services)†	130	19,775

EssilorLuxottica SA (Consumer Durables & Apparel)†	320	48,841

Kering SA (Consumer Durables & Apparel)†	26	14,808

Rubis SCA (Utilities)†	241	13,982

Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	109	16,322

Schneider Electric SE (Capital Goods)†	159	14,812

		172,397

Germany - 3.4%

adidas AG (Consumer Durables & Apparel)†	60	18,506

Allianz SE, Reg S (Insurance)†	230	56,133

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	196	15,207

Bayerische Motoren Werke AG (Automobiles & Components)†	350	26,823

FUCHS PETROLUB SE (Materials)†	375	15,185

Henkel AG & Co. KGaA (Household & Personal Products)†	549	52,761

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,190	23,209

SAP SE - Sponsored ADR (Software & Services)	110	14,584

Symrise AG (Materials)†	160	15,396

		237,804

Hong Kong - 1.2%

AIA Group Ltd. (Insurance)†	1,600	15,876

	Shares	Value
COMMON STOCKS - 98.3% (continued)

Hong Kong - 1.2% (continued)

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	1,000	$13,891

Sands China Ltd. (Consumer Services)†	6,400	31,302

Techtronic Industries Co., Ltd. (Capital Goods)†	2,500	19,343

		80,412

India - 3.0%

Asian Paints Ltd. (Materials)†	460	11,736

Bharti Infratel Ltd. (Telecommunication Services)†	15,217	40,671

HDFC Bank Ltd. - ADR (Banks)	235	14,356

Housing Development Finance Corp., Ltd. (Banks)†	340	10,214

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,034	13,473

ITC Ltd. (Food Beverage & Tobacco)†	16,136	58,634

Kotak Mahindra Bank Ltd. (Banks)†	1,206	26,771

Max Financial Services Ltd. (Insurance)*†	1,630	9,330

Pidilite Industries Ltd. (Materials)†	1,120	22,131

		207,316

Indonesia - 0.8%

Astra International Tbk PT (Automobiles & Components)†	16,000	7,886

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	34,200	10,229

Unilever Indonesia Tbk PT (Household & Personal Products)†	11,200	34,761

		52,876

Japan - 11.8%

ABC-Mart Inc. (Retailing)†	700	48,000

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	300	25,265

Daito Trust Construction Co., Ltd. (Real Estate)†	100	13,235

Dentsu Inc. (Media & Entertainment)†	500	17,852

FANUC Corp. (Capital Goods)†	100	19,740

Fast Retailing Co., Ltd. (Retailing)†	60	37,000

Hakuhodo DY Holdings Inc. (Media & Entertainment)†	3,100	46,184

Infomart Corp. (Software & Services)†	1,200	18,043

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 98.3% (continued)

Japan - 11.8% (continued)

Kakaku.com Inc. (Media & Entertainment)†	600	$13,988

Kao Corp. (Household & Personal Products)†	700	56,309

Keyence Corp. (Technology Hardware & Equipment)†	23	14,522

Komatsu Ltd. (Capital Goods)†	900	21,092

Kubota Corp. (Capital Goods)†	1,600	25,389

Makita Corp. (Capital Goods)†	1,200	40,379

MISUMI Group Inc. (Capital Goods)†	700	17,553

MonotaRO Co., Ltd. (Capital Goods)†	500	15,125

Nidec Corp. (Capital Goods)†	100	14,705

Nitori Holdings Co., Ltd. (Retailing)†	400	61,077

Nomura Research Institute Ltd. (Software & Services)†	990	21,041

Pigeon Corp. (Household & Personal Products)†	400	19,661

Rinnai Corp. (Consumer Durables & Apparel)†	540	39,570

Shimano Inc. (Consumer Durables & Apparel)†	400	66,566

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	600	35,909

Shiseido Co., Ltd. (Household & Personal Products)†	200	16,565

SMC Corp. (Capital Goods)†	40	17,268

Stanley Electric Co., Ltd. (Automobiles & Components)†	500	13,836

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	500	27,773

Sysmex Corp. (Health Care Equipment & Services)†	300	19,535

Unicharm Corp. (Household & Personal Products)†	1,000	33,948

		817,130

Malaysia - 0.5%

Dialog Group Bhd. (Energy)†	40,300	33,521

Mexico - 2.0%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	565	31,063

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	90	8,012

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	69	11,299

	Shares	Value
COMMON STOCKS - 98.3% (continued)

Mexico - 2.0% (continued)

Grupo Bimbo SAB de CV, Series A (Food Beverage & Tobacco)	12,200	$22,667

Grupo Financiero Banorte SAB de CV, Series O (Banks)	1,400	7,642

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	18,700	56,120

		136,803

Netherlands - 0.7%

Adyen NV (Software & Services)*†	18	12,641

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	90	23,578

Prosus NV (Retailing)*	166	11,447

		47,666

Pakistan - 0.5%

Engro Corp., Ltd. (Materials)†	7,680	14,622

MCB Bank Ltd. (Banks)†	10,800	11,990

Oil & Gas Development Co., Ltd. (Energy)†	13,400	11,113

		37,725

Peru - 0.5%

Alicorp SAA (Food Beverage & Tobacco)	9,290	25,470

Credicorp Ltd. (Banks)	50	10,702

		36,172

Philippines - 1.8%

Bank of the Philippine Islands (Banks)†	30,030	57,251

BDO Unibank Inc. (Banks)†	3,320	10,101

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,510	15,684

Security Bank Corp. (Banks)†	3,360	13,177

SM Prime Holdings Inc. (Real Estate)†	12,800	9,826

Universal Robina Corp. (Food Beverage & Tobacco)†	3,090	9,189

Wilcon Depot Inc. (Retailing)†	32,600	10,598

		125,826

Poland - 0.1%

ING Bank Slaski SA (Banks)†	198	10,060

Qatar - 0.8%

Qatar National Bank QPSC (Banks)†	10,949	57,733

Russia - 0.6%

LUKOIL PJSC - Sponsored ADR (Energy)	130	11,968

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	50	10,709

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	620	9,119

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 98.3% (continued)

Russia - 0.6% (continued)

Yandex NV, Class A (Media & Entertainment)*	274	$9,149

		40,945

Singapore - 1.0%

DBS Group Holdings Ltd. (Banks)†	2,400	45,767

Oversea-Chinese Banking Corp. Ltd. (Banks)†	2,703	21,639

		67,406

South Africa - 0.4%

Clicks Group Ltd. (Food &

Staples Retailing)†	851	13,860

Discovery Ltd. (Insurance)†	1,831	14,569

		28,429

South Korea - 1.0%

Amorepacific Corp. (Household & Personal Products)†	85	13,986

Hankook Tire & Technology Co., Ltd. (Automobiles & Components)†	447	11,914

LG Household & Health Care Ltd. (Household & Personal Products)†	9	9,716

NAVER Corp. (Media & Entertainment)†	125	17,596

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	184	14,447

		67,659

Spain - 2.0%

Amadeus IT Group SA (Software & Services)†	450	33,313

Banco Bilbao Vizcaya Argentaria SA (Banks)†	3,607	18,912

Banco Santander SA - Sponsored ADR (Banks)	13,924	55,139

Bankinter SA (Banks)†	4,810	33,316

		140,680

Sweden - 2.0%

Alfa Laval AB (Capital Goods)†	887	20,505

Atlas Copco AB, Class A (Capital Goods)†	544	19,229

Epiroc AB, Class A (Capital Goods)†	1,467	16,532

Hexagon AB, Class B (Technology Hardware & Equipment)†	270	13,790

Intrum AB (Commercial & Professional Services)†	539	14,515

Skandinaviska Enskilda Banken AB, Class A (Banks)†	5,250	50,323

		134,894

	Shares	Value
COMMON STOCKS - 98.3% (continued)

Switzerland - 4.5%

Alcon Inc. (Health Care Equipment & Services)*	912	$54,054

Cie Financiere Richemont SA, Reg S (Consumer Durables & Apparel)†	140	11,022

Kuehne + Nagel International AG, Reg S (Transportation)†	285	46,053

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	60	21,601

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	540	57,866

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	225	67,862

SGS SA, Reg S (Commercial & Professional Services)†	8	20,890

Temenos AG, Reg S (Software & Services)*†	98	13,994

Vifor Pharma AG (Pharmaceuticals, Biotechnology & Life Sciences)†	91	14,333

		307,675

Taiwan - 1.6%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	4,000	39,357

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	714	9,588

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	4,000	10,526

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	70	10,237

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	38,861

		108,569

Thailand - 0.3%

Siam Commercial Bank pcl, Reg S (Banks)†	6,200	22,997

Turkey - 0.1%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	1,226	10,144

United Arab Emirates - 0.5%

DP World plc (Transportation)†	745	9,901

Emaar Properties PJSC (Real Estate)†	9,900	11,506

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 98.3% (continued)

United Arab Emirates - 0.5% (continued)

Network International Holdings plc (Software & Services)*†	1,425	$9,984

		31,391

United Kingdom - 6.2%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	970	14,673

Bank of Georgia Group plc (Banks)†	637	10,733

BBA Aviation plc (Transportation)†	5,148	20,278

Compass Group plc (Consumer Services)†	2,255	60,108

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	780	26,580

Diageo plc (Food Beverage & Tobacco)†	817	33,448

Diploma plc (Capital Goods)†	1,486	30,789

HomeServe plc (Commercial & Professional Services)†	977	14,670

HSBC Holdings plc - Sponsored ADR (Banks)	920	34,767

Rathbone Brothers plc (Diversified Financials)†	762	20,518

Rio Tinto plc (Materials)†	225	11,690

Rotork plc (Capital Goods)†	3,615	14,120

Royal Dutch Shell plc, Class B - Sponsored ADR (Energy)	790	46,049

Spirax-Sarco Engineering plc (Capital Goods)†	154	15,832

Standard Chartered plc (Banks)†	2,119	19,262

Unilever plc (Household & Personal Products)†	898	53,881

		427,398

United States - 38.3%

Abbott Laboratories (Health Care Equipment & Services)	390	32,608

Adobe Inc. (Software & Services)*	90	25,014

Air Products & Chemicals Inc. (Materials)	320	68,243

Allegion plc (Capital Goods)	721	83,665

Alphabet Inc., Class A (Media & Entertainment)*	45	56,646

Altair Engineering Inc., Class A (Software & Services)*	403	14,859

Amazon.com Inc. (Retailing)*	20	35,533

Amphenol Corp., Class A (Technology Hardware & Equipment)	700	70,231

ANSYS Inc. (Software & Services)*	78	17,172

	Shares	Value
COMMON STOCKS - 98.3% (continued)

United States - 38.3% (continued)

Apple Inc. (Technology Hardware & Equipment)	65	$16,169

Automatic Data Processing Inc. (Software & Services)	418	67,812

Booking Holdings Inc. (Retailing)*	7	14,341

BorgWarner Inc. (Automobiles & Components)	407	16,964

Cisco Systems Inc. (Technology Hardware & Equipment)	845	40,146

Cognex Corp. (Technology Hardware & Equipment)	270	13,902

Cognizant Technology Solutions Corp., Class A (Software & Services)	686	41,805

Colgate-Palmolive Co. (Household & Personal Products)	950	65,170

Danaher Corp. (Health Care Equipment & Services)	327	45,067

Deere & Co. (Capital Goods)	200	34,828

eBay Inc. (Retailing)	1,070	37,718

Ecolab Inc. (Materials)	400	76,828

Emerson Electric Co. (Capital Goods)	185	12,978

EnerSys (Capital Goods)	200	13,372

Facebook Inc., Class A (Media & Entertainment)*	270	51,746

First Republic Bank (Banks)	660	70,198

Fiserv Inc. (Software & Services)*	626	66,444

Guidewire Software Inc. (Software & Services)*	152	17,136

Healthcare Services Group Inc. (Commercial & Professional Services)	622	15,152

HEICO Corp. (Capital Goods)	212	26,148

Helmerich & Payne Inc. (Energy)	327	12,263

IDEXX Laboratories Inc. (Health Care Equipment & Services)*	70	19,951

Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	60	17,731

IQVIA Holdings Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	100	14,442

JPMorgan Chase & Co. (Banks)	641	80,074

Kansas City Southern (Transportation)	302	42,516

Linde plc (Materials)†	169	33,401

Mastercard Inc., Class A (Software & Services)	141	39,030

McDonald’s Corp. (Consumer Services)	313	61,567

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 98.3% (continued)

United States - 38.3% (continued)

Merck & Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	880	$76,261

Mettler-Toledo International Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	19	13,394

Microsoft Corp. (Software & Services)	400	57,348

NIKE Inc., Class B (Consumer Durables & Apparel)	156	13,970

NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	107	21,509

PayPal Holdings Inc. (Software & Services)*	240	24,984

Procter & Gamble Co. (Household & Personal Products)	606	75,453

Proto Labs Inc. (Capital Goods)*	133	12,897

Prudential Financial Inc. (Insurance)	460	41,924

Reinsurance Group of America Inc. (Insurance)	380	61,739

Repligen Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	146	11,606

ResMed Inc. (Health Care Equipment & Services)	510	75,439

Rollins Inc. (Commercial & Professional Services)	600	22,866

Roper Technologies Inc. (Capital Goods)	208	70,088

salesforce.com Inc. (Software & Services)*	130	20,344

Schlumberger Ltd. (Energy)	518	16,933

Sensata Technologies Holding plc (Capital Goods)*	328	16,790

ServiceNow Inc. (Software & Services)*	54	13,352

Signature Bank (Banks)	473	55,965

Synopsys Inc. (Software & Services)*	511	69,368

Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	60	18,119

Tiffany & Co. (Retailing)	608	75,702

UnitedHealth Group Inc. (Health Care Equipment & Services)	230	58,121

Verisk Analytics Inc. (Commercial & Professional Services)	249	36,030

	Shares	Value
COMMON STOCKS - 98.3% (continued)

United States - 38.3% (continued)

Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	69	$13,488

Walgreens Boots Alliance Inc. (Food & Staples Retailing)	941	51,548

Walt Disney Co. (Media & Entertainment)	471	61,192

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	149	31,531

Workday Inc., Class A (Software & Services)*	140	22,702

Zoetis Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	261	33,387

		2,642,920

Total Common Stocks (Cost $5,770,894)		$6,776,190

PREFERRED STOCKS - 0.6%

Brazil - 0.3%

Banco Bradesco SA - ADR, 6.01% (Banks)+	1,262	11,055

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	510	10,516

		21,571

Colombia - 0.1%

Bancolombia SA - Sponsored ADR, 2.17% (Banks)+	187	9,702

South Korea - 0.2%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.24% (Technology Hardware & Equipment)+†	17	14,717

Total Preferred Stocks (Cost $41,163)		$45,990

SHORT TERM INVESTMENTS - 1.1%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 1.72% (Money Market Funds)	73,599	73,599

Total Short Term Investments (Cost $73,599)		$73,599

Total Investments - 100.0%

(Cost $5,885,656)		$6,895,779

Liabilities Less Other Assets - (0.0)%		(880)

Net Assets - 100.0%		$6,894,899

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	1.2%

Banks	12.0

Capital Goods	8.9

Commercial & Professional Services	1.7

Consumer Durables & Apparel	3.9

Consumer Services	2.9

Diversified Financials	0.3

Energy	3.1

Food & Staples Retailing	3.2

Food Beverage & Tobacco	4.7

Health Care Equipment & Services	4.7

Household & Personal Products	6.2

Insurance	3.0

Materials	5.6

Media & Entertainment	4.6

Pharmaceuticals, Biotechnology & Life Sciences	7.9

Real Estate	0.5

Retailing	5.0

Semiconductors & Semiconductor Equipment	1.7

Software & Services	9.6

Technology Hardware & Equipment	4.1

Telecommunication Services	0.7

Transportation	2.9

Utilities	0.5

Money Market Fund	1.1

Total Investments	100.0

Liabilities Less Other Assets	(0.0)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS - 96.3%

Australia - 1.4%

BHP Group Ltd. (Materials)†	7,016	$171,568

Cochlear Ltd. (Health Care Equipment & Services)†	709	103,160

		274,728

Belgium - 0.9%

Anheuser-Busch InBev SA, NV (Food Beverage & Tobacco)†	2,061	166,465

Brazil - 0.8%

Ambev SA - ADR (Food Beverage & Tobacco)*	9,987	43,044

Ultrapar Participacoes SA - Sponsored ADR (Energy)	9,877	46,125

WEG SA (Capital Goods)	9,700	61,676

		150,845

Canada - 2.4%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	6,000	180,670

Canadian National Railway Co. (Transportation)	2,155	192,592

Cenovus Energy Inc. (Energy)	6,200	52,816

Encana Corp. (Energy)	10,759	42,283

		468,361

China - 7.9%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	7,500	48,057

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	265	46,818

Autohome Inc. - ADR (Media & Entertainment)*	664	56,148

China International Travel Service Corp., Ltd., Class A (Consumer Services)†	3,700	47,349

China Tower Corp., Ltd., Class H (Telecommunication Services)†	178,000	38,943

CNOOC Ltd. - Sponsored ADR (Energy)	375	55,702

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	20,000	50,878

Ctrip.com International Ltd. - ADR (Retailing)*	1,249	41,204

ENN Energy Holdings Ltd. (Utilities)†	7,000	79,859

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	18,400	55,182

Glodon Co., Ltd., Class A (Software & Services)†	8,680	39,043

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	5,300	43,781

	Shares	Value
COMMON STOCKS - 96.3% (continued)

China - 7.9% (continued)

Haitian International Holdings Ltd. (Capital Goods)†	22,400	$52,485

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	12,500	56,660

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	11,400	46,526

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	2,900	41,398

NetEase Inc. - ADR (Media & Entertainment)	192	54,885

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	393	47,970

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	5,200	64,510

SF Holding Co., Ltd., Class A (Transportation)†	8,700	48,623

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	13,100	46,074

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	5,770	79,021

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	39,000	57,692

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	13,400	56,017

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	4,100	65,035

Tencent Holdings Ltd. (Media & Entertainment)†	900	36,700

Weibo Corp. - Sponsored ADR (Media & Entertainment)*	1,103	54,257

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	4,780	63,753

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	4,500	52,939

		1,527,509

Colombia - 0.8%

Ecopetrol SA - Sponsored ADR (Energy)	3,904	71,248

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 96.3% (continued)

Colombia - 0.8% (continued)

Grupo Nutresa SA (Food Beverage & Tobacco)	11,532	$87,479

		158,727

Denmark - 1.3%

Chr Hansen Holding A/S (Materials)†	994	76,297

Novozymes A/S, Class B (Materials)†	3,764	177,351

		253,648

Egypt - 0.6%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	23,275	114,887

France - 4.0%

Air Liquide SA (Materials)†	1,365	181,409

Dassault Systemes SE (Software & Services)†	307	46,700

EssilorLuxottica SA (Consumer Durables & Apparel)†	1,338	204,217

Kering SA (Consumer Durables & Apparel)†	91	51,827

Rubis SCA (Utilities)†	3,337	193,597

Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	297	44,473

Schneider Electric SE (Capital Goods)†	596	55,524

		777,747

Germany - 7.0%

adidas AG (Consumer Durables & Apparel)†	564	173,958

Allianz SE, Reg S (Insurance)†	882	215,259

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	685	53,145

Bayerische Motoren Werke AG (Automobiles & Components)†	1,932	148,063

FUCHS PETROLUB SE (Materials)†	4,120	166,835

Henkel AG & Co. KGaA (Household & Personal Products)†	1,948	187,209

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	3,022	58,939

SAP SE - Sponsored ADR (Software & Services)	1,385	183,623

Symrise AG (Materials)†	1,725	165,993

		1,353,024

Hong Kong - 2.3%

AIA Group Ltd. (Insurance)†	18,800	186,542

	Shares	Value
COMMON STOCKS - 96.3% (continued)

Hong Kong - 2.3% (continued)

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	3,500	$48,616

Sands China Ltd. (Consumer Services)†	9,200	44,997

Techtronic Industries Co., Ltd. (Capital Goods)†	20,500	158,615

		438,770

India - 3.9%

Asian Paints Ltd. (Materials)†	2,389	60,949

Bharti Infratel Ltd. (Telecommunication Services)†	53,053	141,798

HDFC Bank Ltd. - ADR (Banks)	1,314	80,272

Housing Development Finance Corp., Ltd. (Banks)†	3,774	113,375

ICICI Bank Ltd. - Sponsored ADR (Banks)	4,955	64,564

ITC Ltd. (Food Beverage & Tobacco)†	26,778	97,304

Kotak Mahindra Bank Ltd. (Banks)†	2,910	64,597

Max Financial Services Ltd. (Insurance)*†	13,094	74,949

Pidilite Industries Ltd. (Materials)†	3,542	69,988

		767,796

Indonesia - 1.1%

Astra International Tbk PT (Automobiles & Components)†	126,100	62,149

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	160,800	48,092

Unilever Indonesia Tbk PT (Household & Personal Products)†	35,700	110,802

		221,043

Japan - 19.4%

ABC-Mart Inc. (Retailing)†	2,940	201,599

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,600	134,747

Daito Trust Construction Co., Ltd. (Real Estate)†	1,300	172,054

Dentsu Inc. (Media & Entertainment)†	5,420	193,518

FANUC Corp. (Capital Goods)†	500	98,703

Fast Retailing Co., Ltd. (Retailing)†	220	135,666

Hakuhodo DY Holdings Inc. (Media & Entertainment)†	10,190	151,811

Infomart Corp. (Software & Services)†	4,200	63,151

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 96.3% (continued)

Japan - 19.4% (continued)

Kakaku.com Inc. (Media & Entertainment)†	6,000	$139,877

Kao Corp. (Household & Personal Products)†	2,500	201,103

Keyence Corp. (Technology Hardware & Equipment)†	90	56,827

Komatsu Ltd. (Capital Goods)†	1,840	43,121

Kubota Corp. (Capital Goods)†	9,700	153,922

Makita Corp. (Capital Goods)†	3,800	127,867

MISUMI Group Inc. (Capital Goods)†	3,400	85,256

MonotaRO Co., Ltd. (Capital Goods)†	1,800	54,449

Nidec Corp. (Capital Goods)†	300	44,116

Nitori Holdings Co., Ltd. (Retailing)†	1,500	229,039

Nomura Research Institute Ltd. (Software & Services)†	7,106	151,025

Pigeon Corp. (Household & Personal Products)†	2,700	132,715

Rinnai Corp. (Consumer Durables & Apparel)†	1,900	139,227

Shimano Inc. (Consumer Durables & Apparel)†	1,200	199,697

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,400	203,483

Shiseido Co., Ltd. (Household & Personal Products)†	600	49,696

SMC Corp. (Capital Goods)†	260	112,242

Stanley Electric Co., Ltd. (Automobiles & Components)†	6,115	169,216

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	1,455	80,820

Sysmex Corp. (Health Care Equipment & Services)†	800	52,094

Unicharm Corp. (Household & Personal Products)†	6,100	207,082

		3,784,123

Malaysia - 0.6%

Dialog Group Bhd. (Energy)†	133,900	111,376

Mexico - 1.8%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	818	44,974

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	454	40,415

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	317	51,909

	Shares	Value
COMMON STOCKS - 96.3% (continued)

Mexico - 1.8% (continued)

Grupo Bimbo SAB de CV, Series A (Food Beverage & Tobacco)	21,800	$40,503

Grupo Financiero Banorte SAB de CV, Series O (Banks)	9,600	52,400

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	41,800	125,444

		355,645

Netherlands - 1.4%

Adyen NV (Software & Services)*†	63	44,244

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	742	194,382

Prosus NV (Retailing)*	578	39,858

		278,484

Pakistan - 0.7%

Engro Corp., Ltd. (Materials)†	23,710	45,143

MCB Bank Ltd. (Banks)†	50,600	56,176

Oil & Gas Development Co., Ltd. (Energy)†	47,500	39,392

		140,711

Peru - 0.6%

Alicorp SAA (Food Beverage & Tobacco)	18,253	50,044

Credicorp Ltd. (Banks)	331	70,847

		120,891

Philippines - 2.9%

Bank of the Philippine Islands (Banks)†	43,180	82,322

BDO Unibank Inc. (Banks)†	29,700	90,363

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	62,440	93,180

Security Bank Corp. (Banks)†	25,310	99,256

SM Prime Holdings Inc. (Real Estate)†	131,100	100,640

Universal Robina Corp. (Food Beverage & Tobacco)†	14,230	42,315

Wilcon Depot Inc. (Retailing)†	149,900	48,731

		556,807

Poland - 0.2%

ING Bank Slaski SA (Banks)†	909	46,187

Qatar - 1.0%

Qatar National Bank QPSC (Banks)†	37,073	195,484

Russia - 1.4%

LUKOIL PJSC - Sponsored ADR (Energy)	949	87,365

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	396	84,819

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	3,385	49,786

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 96.3% (continued)

Russia - 1.4% (continued)

Yandex NV, Class A (Media & Entertainment)*	1,402	$46,813

		268,783

Singapore - 1.9%

DBS Group Holdings Ltd. (Banks)†	9,370	178,680

Oversea-Chinese Banking Corp. Ltd. (Banks)†	22,784	182,399

		361,079

South Africa - 0.6%

Clicks Group Ltd. (Food & Staples Retailing)†	4,068	66,255

Discovery Ltd. (Insurance)†	6,527	51,935

		118,190

South Korea - 1.7%

Amorepacific Corp. (Household & Personal Products)†	394	64,831

Hankook Tire & Technology Co., Ltd. (Automobiles & Components)†	2,855	76,096

LG Household & Health Care Ltd. (Household & Personal Products)†	45	48,578

NAVER Corp. (Media & Entertainment)†	391	55,038

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	1,100	86,369

		330,912

Spain - 3.1%

Amadeus IT Group SA (Software & Services)†	2,425	179,519

Banco Bilbao Vizcaya Argentaria SA (Banks)†	10,787	56,559

Banco Santander SA - Sponsored ADR (Banks)	48,359	191,502

Bankinter SA (Banks)†	26,327	182,350

		609,930

Sweden - 3.7%

Alfa Laval AB (Capital Goods)†	2,963	68,496

Atlas Copco AB, Class A (Capital Goods)†	1,570	55,495

Epiroc AB, Class A (Capital Goods)†	15,452	174,135

Hexagon AB, Class B (Technology Hardware & Equipment)†	2,545	129,980

Intrum AB (Commercial & Professional Services)†	3,759	101,225

Skandinaviska Enskilda Banken AB, Class A (Banks)†	19,933	191,066

		720,397

	Shares	Value
COMMON STOCKS - 96.3% (continued)

Switzerland - 6.7%

Alcon Inc. (Health Care

Equipment & Services)*	3,158	$187,175

Cie Financiere Richemont SA, Reg S (Consumer Durables & Apparel)†	2,114	166,429

Kuehne + Nagel International AG, Reg S (Transportation)†	1,269	205,055

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	194	69,844

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	1,647	176,492

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	739	222,890

SGS SA, Reg S (Commercial & Professional Services)†	69	180,173

Temenos AG, Reg S (Software & Services)*†	264	37,698

Vifor Pharma AG (Pharmaceuticals, Biotechnology & Life Sciences)†	317	49,928

		1,295,684

Taiwan - 1.6%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	10,000	98,393

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	3,040	40,821

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	19,000	50,001

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	420	61,422

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	6,000	58,292

		308,929

Thailand - 0.7%

Siam Commercial Bank pcl, Reg S (Banks)†	39,300	145,772

Turkey - 0.3%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	6,927	57,316

United Arab Emirates - 1.0%

DP World plc (Transportation)†	3,997	53,118

Emaar Properties PJSC (Real Estate)†	78,581	91,331

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 96.3% (continued)

United Arab Emirates - 1.0% (continued)

Network International Holdings plc (Software & Services)*†	6,329	$44,345

		188,794

United Kingdom - 10.6%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	5,806	87,828

Bank of Georgia Group plc (Banks)†	2,342	39,459

BBA Aviation plc (Transportation)†	43,347	170,744

Compass Group plc (Consumer Services)†	7,804	208,018

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	3,147	107,241

Diageo plc (Food Beverage & Tobacco)†	2,907	119,012

Diploma plc (Capital Goods)†	5,153	106,768

HomeServe plc (Commercial & Professional Services)†	13,422	201,538

HSBC Holdings plc - Sponsored ADR (Banks)	3,626	137,027

Rathbone Brothers plc (Diversified Financials)†	2,799	75,368

Rio Tinto plc (Materials)†	3,730	193,790

Rotork plc (Capital Goods)†	12,541	48,985

Royal Dutch Shell plc, Class B - Sponsored ADR (Energy)	2,806	163,562

Spirax-Sarco Engineering plc (Capital Goods)†	1,168	120,075

Standard Chartered plc (Banks)†	11,000	99,994

Unilever plc (Household & Personal Products)†	3,129	187,743

		2,067,152

Total Common Stocks (Cost $17,187,383)		$18,736,196

PREFERRED STOCKS - 1.2%

Brazil - 0.6%

Banco Bradesco SA - ADR, 6.01% (Banks)+	8,058	70,588

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	2,381	49,096

		119,684

Colombia - 0.3%

Bancolombia SA - Sponsored ADR, 2.17% (Banks)+	930	48,249

	Shares	Value
PREFERRED STOCKS - 1.2% (continued)

South Korea - 0.3%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.24% (Technology Hardware & Equipment)+†	67	$58,002

Total Preferred Stocks (Cost $194,143)		$225,935

SHORT TERM INVESTMENTS - 2.4%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 1.72% (Money Market Funds)	476,501	476,501

Total Short Term Investments (Cost $476,501)		$476,501

Total Investments - 99.9%

(Cost $17,858,027)		$19,438,632

Other Assets Less Liabilities - 0.1%		18,952

Net Assets - 100.0%		$19,457,584

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

Industry	Percentage of Net Assets

Automobiles & Components	2.7%

Banks	14.2

Capital Goods	8.5

Commercial & Professional Services	2.4

Consumer Durables & Apparel	6.1

Consumer Services	2.1

Diversified Financials	0.4

Energy	4.0

Food & Staples Retailing	3.2

Food Beverage & Tobacco	4.9

Health Care Equipment & Services	1.8

Household & Personal Products	6.2

Insurance	3.1

Materials	6.7

Media & Entertainment	4.1

Pharmaceuticals, Biotechnology & Life Sciences	6.2

Real Estate	1.9

Retailing	3.8

Semiconductors & Semiconductor Equipment	1.9

Software & Services	3.9

Technology Hardware & Equipment	3.3

Telecommunication Services	0.9

Transportation	3.8

Utilities	1.4

Money Market Fund	2.4

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS - 91.1%

Bangladesh - 0.5%

GrameenPhone Ltd. (Telecommunication Services)†	5,493	$20,571

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,543	12,579

		33,150

Brazil - 3.8%

Ambev SA - ADR (Food Beverage & Tobacco)*	20,505	88,377

Ultrapar Participacoes SA - Sponsored ADR (Energy)	11,420	53,331

WEG SA (Capital Goods)	21,200	134,796

		276,504

China - 27.5%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	7,000	44,853

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	773	136,566

Autohome Inc. - ADR (Media & Entertainment)*	442	37,376

China International Travel Service Corp., Ltd., Class A (Consumer Services)†	2,800	35,832

China Tower Corp., Ltd., Class H (Telecommunication Services)†	444,000	97,139

CNOOC Ltd. - Sponsored ADR (Energy)	933	138,588

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	24,000	61,054

Ctrip.com International Ltd. - ADR (Retailing)*	950	31,340

ENN Energy Holdings Ltd. (Utilities)†	9,000	102,676

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	37,300	111,863

Glodon Co., Ltd., Class A (Software & Services)†	6,800	30,587

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	4,300	35,521

Haitian International Holdings Ltd. (Capital Goods)†	15,000	35,146

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	10,500	47,594

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	17,400	71,013

	Shares	Value
COMMON STOCKS - 91.1% (continued)

China - 27.5% (continued)

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	3,800	$54,246

NetEase Inc. - ADR (Media & Entertainment)	279	79,755

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	558	68,109

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	11,100	137,704

SF Holding Co., Ltd., Class A (Transportation)†	13,000	72,655

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	17,000	59,790

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	6,000	82,171

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	30,000	44,379

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	10,100	42,221

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	3,100	49,173

Tencent Holdings Ltd. (Media & Entertainment)†	3,300	134,566

Weibo Corp. - Sponsored ADR (Media & Entertainment)*	837	41,172

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	3,640	48,548

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	4,000	47,057

		1,978,694

Colombia - 0.7%

Ecopetrol SA - Sponsored ADR (Energy)	1,683	30,715

Grupo Nutresa SA (Food Beverage & Tobacco)	2,477	18,790

		49,505

Egypt - 0.9%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	13,500	66,637

India - 10.3%

Asian Paints Ltd. (Materials)†	2,810	71,690

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 91.1% (continued)

India - 10.3% (continued)

Bharti Infratel Ltd. (Telecommunication Services)†	14,487	$38,720

HDFC Bank Ltd. - ADR (Banks)	2,433	148,632

Housing Development Finance Corp., Ltd. (Banks)†	2,360	70,897

ICICI Bank Ltd. - Sponsored ADR (Banks)	4,150	54,074

ITC Ltd. (Food Beverage & Tobacco)†	35,757	129,932

Kotak Mahindra Bank Ltd. (Banks)†	4,364	96,874

Max Financial Services Ltd. (Insurance)*†	9,910	56,724

Pidilite Industries Ltd. (Materials)†	3,601	71,153

		738,696

Indonesia - 3.5%

Astra International Tbk PT (Automobiles & Components)†	226,200	111,483

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	284,800	85,177

Unilever Indonesia Tbk PT (Household & Personal Products)†	17,700	54,936

		251,596

Kazakhstan - 0.3%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,610	21,491

Kenya - 0.2%

Safaricom plc (Telecommunication Services)†	62,300	17,922

Kuwait - 1.2%

Mabanee Co. SAK (Real Estate)†	8,845	22,507

National Bank of Kuwait SAKP (Banks)†	20,523	63,651

		86,158

Malaysia - 0.7%

Dialog Group Bhd. (Energy)†	63,800	53,068

Mexico - 6.6%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	868	47,723

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,393	124,005

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	448	73,360

	Shares	Value
COMMON STOCKS - 91.1% (continued)

Mexico - 6.6% (continued)

Grupo Bimbo SAB de CV, Series A (Food Beverage & Tobacco)	24,900	$46,262

Grupo Financiero Banorte SAB de CV, Series O (Banks)	11,500	62,771

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	40,300	120,943

		475,064

Morocco - 1.0%

Attijariwafa Bank (Banks)†	1,198	58,575

Maroc Telecom (Telecommunication Services)†	900	13,436

		72,011

Nigeria - 0.9%

Dangote Cement plc (Materials)	44,096	18,186

Guaranty Trust Bank plc (Banks)†	261,863	18,000

Nestle Nigeria plc (Food Beverage & Tobacco)	5,120	17,243

Zenith Bank plc (Banks)†	260,470	12,224

		65,653

Pakistan - 0.9%

Engro Corp., Ltd. (Materials)†	11,490	21,877

MCB Bank Ltd. (Banks)†	17,600	19,539

Oil & Gas Development Co., Ltd. (Energy)†	27,700	22,972

		64,388

Peru - 2.1%

Alicorp SAA (Food Beverage & Tobacco)	6,050	16,588

Credicorp Ltd. (Banks)	617	132,063

		148,651

Philippines - 3.7%

Bank of the Philippine Islands (Banks)†	26,900	51,284

BDO Unibank Inc. (Banks)†	12,990	39,522

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,620	15,848

Security Bank Corp. (Banks)†	9,060	35,530

SM Prime Holdings Inc. (Real Estate)†	72,700	55,809

Universal Robina Corp. (Food Beverage & Tobacco)†	15,950	47,430

Wilcon Depot Inc. (Retailing)†	56,500	18,368

		263,791

Poland - 0.2%

ING Bank Slaski SA (Banks)†	342	17,377

Qatar - 1.8%

Qatar National Bank QPSC (Banks)†	24,574	129,577

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
COMMON STOCKS - 91.1% (continued)

Romania - 0.5%

Banca Transilvania SA (Banks)†	32,012	$17,882

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	2,060	17,745

		35,627

Russia - 4.9%

LUKOIL PJSC - Sponsored ADR (Energy)	1,614	148,585

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	467	100,027

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	4,750	69,862

Yandex NV, Class A (Media & Entertainment)*	1,073	35,827

		354,301

South Africa - 1.4%

Clicks Group Ltd. (Food & Staples Retailing)†	2,632	42,867

Discovery Ltd. (Insurance)†	7,600	60,473

		103,340

South Korea - 4.4%

Amorepacific Corp. (Household & Personal Products)†	353	58,085

Hankook Tire & Technology Co., Ltd. (Automobiles & Components)†	2,101	55,999

LG Household & Health Care Ltd. (Household & Personal Products)†	70	75,566

NAVER Corp. (Media & Entertainment)†	545	76,716

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	650	51,036

		317,402

Taiwan - 6.8%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	8,000	78,714

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,080	54,787

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	54,000	142,107

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	470	68,735

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	15,000	145,729

		490,072

Thailand - 1.7%

Siam Commercial Bank pcl, Reg S (Banks)†	32,000	118,695

	Shares	Value
COMMON STOCKS - 91.1% (continued)

Turkey - 1.3%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	11,148	$92,242

United Arab Emirates - 1.4%

DP World plc (Transportation)†	1,960	26,047

Emaar Properties PJSC (Real Estate)†	36,745	42,707

Network International Holdings plc (Software & Services)*†	4,958	34,739

		103,493

United Kingdom - 0.3%

Bank of Georgia Group plc (Banks)†	1,170	19,713

Vietnam - 1.6%

Hoa Phat Group JSC (Materials)*†	61,760	57,911

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	9,842	54,994

		112,905

Total Common Stocks (Cost $6,126,697)		$6,557,723

PREFERRED STOCKS - 5.9%

Brazil - 2.8%

Banco Bradesco SA - ADR, 6.01% (Banks)+	14,632	128,176

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	3,548	73,160

		201,336

Colombia - 1.0%

Bancolombia SA - Sponsored ADR, 2.17% (Banks)+	1,420	73,670

South Korea - 2.1%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.24% (Technology Hardware & Equipment)+†	171	148,034

Total Preferred Stocks (Cost $399,704)		$423,040

PARTICIPATION NOTES - 1.8%

Saudi Arabia - 1.8%

Jarir Marketing Co., Issued by HSBC BANK PLC, Maturity Date 1/19/21 (Retailing)^†	3,187	134,592

Total Participation Notes (Cost $128,369)		$134,592

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

October 31, 2019 (continued)

	Shares	Value
SHORT TERM INVESTMENTS - 1.2%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 1.72% (Money Market Funds)	85,633	$85,633

Total Short Term Investments (Cost $85,633)		$85,633

Total Investments - 100.0%

(Cost $6,740,403)		$7,200,988

Liabilities Less Other Assets - (0.0)%		(3,299)

Net Assets - 100.0%		$7,197,689

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.8% of net assets as of October 31, 2019, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Automobiles & Components	3.9%

Banks	22.6

Capital Goods	3.2

Consumer Durables & Apparel	3.1

Consumer Services	2.0

Energy	7.6

Food & Staples Retailing	4.8

Food Beverage & Tobacco	10.0

Household & Personal Products	2.6

Insurance	3.5

Materials	3.4

Media & Entertainment	5.7

Pharmaceuticals, Biotechnology & Life Sciences	3.0

Real Estate	1.7

Retailing	4.4

Semiconductors & Semiconductor Equipment	2.0

Software & Services	0.9

Technology Hardware & Equipment	8.1

Telecommunication Services	2.6

Transportation	2.3

Utilities	1.4

Money Market Fund	1.2

Total Investments	100.0

Liabilities Less Other Assets	(0.0)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

October 31, 2019

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio

ASSETS:
Investments (cost $637,690,485, $13,142,489,180 and $290,263,028, respectively)	$959,695,210	$16,082,484,712	$329,139,819
Dividends and interest receivable	533,021	14,756,291	434,254
Foreign currency (cost $0, $0 and $21,418, respectively)	—	—	21,395
Receivable for investments sold	3,080,348	33,510,047	—
Receivable for Fund shares sold	226,030	10,056,618	94,220
Tax reclaims receivable	276,634	18,792,873	197,943
Prepaid expenses	27,480	114,736	75,642
Total Assets:	963,838,723	16,159,715,277	329,963,273

LIABILITIES:
Payable to Investment Adviser	(640,358)	(8,908,877)	(311,598)
Payable for investments purchased	(4,708)	(34,816,228)	(32,038)
Payable for Fund shares redeemed	(641,213)	(10,577,915)	(117,358)
Payable for directors’ fees and expenses	(6,513)	(104,162)	(1,876)
Payable for distribution fees	—	(268,180)	(37,586)
Deferred capital gains tax	—	—	(8,451)
Other liabilities	(245,937)	(4,061,425)	(107,909)
Total Liabilities	(1,538,729)	(58,736,787)	(616,816)
Net Assets	$962,299,994	$16,100,978,490	$329,346,457

ANALYSIS OF NET ASSETS:
Paid in capital	$648,338,225	$13,101,861,657	$295,565,473
Distributable earnings	313,961,769	2,999,116,833	33,780,984
Net Assets	$962,299,994	$16,100,978,490	$329,346,457

Net Assets:
Institutional Class	$684,763,943	$13,766,876,290	$272,251,858
Institutional Class Z	229,355,424	1,938,763,497	—
Investor Class	—	395,338,703	57,094,599
Advisor Class	48,180,627	—	—
Total Shares Outstanding:
Institutional Class (400,000,000, 500,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	19,356,148	605,823,985	17,404,697
Institutional Class Z (200,000,000, 200,000,000 and — , respectively, $.001 par value shares authorized)	6,486,096	85,324,443	—
Investor Class (— , 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	17,444,050	3,687,495
Advisor Class (400,000,000, — and — , respectively, $.001 par value shares authorized)	1,364,767	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$35.38	$22.72	$15.64
Institutional Class Z	35.36	22.72	—
Investor Class	—	22.66	15.48
Advisor Class	35.30	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

October 31, 2019

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio

ASSETS:
Investments (cost $4,342,807,223, $3,227,195,902 and $239,058,632, respectively)	$5,418,653,513	$4,270,595,372	$294,356,972
Dividends and interest receivable	4,569,447	3,611,650	387,435
Foreign currency (cost $285,848, $227,474 and $108,592, respectively)	285,644	227,312	109,163
Receivable for investments sold	16,555,981	13,063,664	931,938
Receivable for Fund shares sold	5,580,088	2,734,667	37,179
Tax reclaims receivable	162,610	118,532	42,024
Prepaid expenses	64,149	29,405	24,956
Total Assets:	5,445,871,432	4,290,380,602	295,889,667

LIABILITIES:
Payable to Investment Adviser	(5,006,941)	(3,979,335)	(339,936)
Payable for investments purchased	(8,675,679)	(6,811,102)	(74,395)
Payable for Fund shares redeemed	(6,292,506)	(2,339,265)	(529,875)
Payable for directors’ fees and expenses	(35,090)	(28,112)	(1,919)
Payable for distribution fees	—	—	(17,972)
Deferred capital gains tax	(1,714,822)	(942,996)	(720,919)
Other liabilities	(1,519,960)	(1,965,991)	(160,256)
Total Liabilities	(23,244,998)	(16,066,801)	(1,845,272)
Net Assets	$5,422,626,434	$4,274,313,801	$294,044,395

ANALYSIS OF NET ASSETS:
Paid in capital	$4,487,982,987	$3,226,800,222	$362,641,806
Distributable earnings	934,643,447	1,047,513,579	(68,597,411)
Net Assets	$5,422,626,434	$4,274,313,801	$294,044,395

Net Assets:
Institutional Class	$4,864,702,108	$—	$—
Institutional Class I	—	—	144,742,361
Institutional Class II	—	—	128,741,987
Institutional Class Z	557,924,326	—	—
Investor Class	—	—	20,560,047
Advisor Class	—	4,274,313,801	—
Total Shares Outstanding:
Institutional Class (500,000,000, — and — , respectively, $.001 par value shares authorized)	228,946,652	—	—
Institutional Class I (— , — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	18,554,761
Institutional Class II (— , — and 200,000,000, respectively, $.001 par value shares authorized)	—	—	16,465,956
Institutional Class Z (400,000,000, — and — , respectively, $.001 par value shares authorized)	26,221,682	—	—
Investor Class (— , — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	2,652,911
Advisor Class (— , 500,000,000 and — , respectively, $.001 par value shares authorized)	—	76,800,257	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$21.25	$—	$—
Institutional Class I	—	—	7.80
Institutional Class II	—	—	7.82
Institutional Class Z	21.28	—	—
Investor Class	—	—	7.75
Advisor Class	—	55.65	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

October 31, 2019

	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio

ASSETS:
Investments (cost $5,885,656, $17,858,027 and $6,740,403, respectively)	$6,895,779	$19,438,632	$7,200,988
Dividends and interest receivable	9,138	27,518	6,266
Foreign currency (cost $206, $710 and $781, respectively)	206	710	781
Receivable for Fund shares sold	—	3,180	—
Tax reclaims receivable	2,180	11,812	—
Capital gain tax refund receivable	214	683	—
Prepaid expenses	24,060	21,421	26,896
Total Assets:	6,931,577	19,503,956	7,234,931

LIABILITIES:
Payable to Investment Adviser	(3,998)	(10,330)	(5,992)
Payable for Fund shares redeemed	—	(2,706)	—
Payable for directors’ fees and expenses	(45)	(80)	(46)
Deferred capital gains tax	—	—	(389)
Other liabilities	(32,635)	(33,256)	(30,815)
Total Liabilities	(36,678)	(46,372)	(37,242)
Net Assets	$6,894,899	$19,457,584	$7,197,689

ANALYSIS OF NET ASSETS:
Paid in capital	$5,516,958	$17,562,071	$6,455,319
Distributable earnings	1,377,941	1,895,513	742,370
Net Assets	$6,894,899	$19,457,584	$7,197,689

Net Assets:
Institutional Class	$6,894,899	$19,457,584	$7,197,689
Total Shares Outstanding:
Institutional Class (300,000,000, 300,000,000 and 300,000,000, respectively, $.001 par value shares authorized)	548,352	1,617,638	630,509
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$12.57	$12.03	$11.42

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

For the Fiscal Year Ended October 31, 2019

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $767,781, $35,472,356, $406,433, $12,485,147 and $10,122,406, respectively)	$11,097,750	$322,021,929	$4,470,639	$121,667,395	$96,821,924
Total investment income	11,097,750	322,021,929	4,470,639	121,667,395	96,821,924

EXPENSES
Investment advisory fees (Note 3)	7,329,143	99,837,059	2,628,637	55,130,081	43,901,002
Administration fees (Note 3)	302,340	4,764,347	82,928	1,588,942	1,260,114
Distribution fees, Investor Class	—	1,045,472	143,005	—	—
Custody and accounting fees (Note 3)	116,444	1,823,599	138,725	1,523,220	1,201,586
Directors’ fees and expenses	25,793	416,559	6,318	139,285	110,490
Transfer agent fees and expenses (Note 3)	12,781	530,097	5,395	50,720	518,626
Printing and postage fees	35,194	1,024,679	19,682	271,871	350,089
State registration filing fees	49,071	548,548	42,340	109,466	61,526
Professional fees	50,322	284,960	55,996	136,198	125,061
Shareholder servicing fees (Note 3)	637,925	10,246,325	188,589	3,572,003	6,079,073
Compliance officers’ fees and expenses (Note 3)	2,930	47,322	718	15,750	12,444
Other fees and expenses	38,102	396,730	20,056	136,260	113,580
Total Expenses	8,600,045	120,965,697	3,332,389	62,673,796	53,733,591
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	—	—	(560,742)	(380,017)	—
Net expenses	8,600,045	120,965,697	2,771,647	62,293,779	53,733,591
Net investment income	2,497,705	201,056,232	1,698,992	59,373,616	43,088,333

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(6,306,831)	(31,535,956)	(5,567,841)	(12,160,990)	5,393,149
Foreign currency transactions	(68,866)	(2,076,702)	(129,774)	(1,165,884)	(707,969)
Net realized gain (loss)	(6,375,697)	(33,612,658)	(5,697,615)	(13,326,874)	4,685,180
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $—, $—, $(96,680), $1,713,830 and $942,836, respectively)	107,258,721	1,424,675,842	26,174,433	673,734,392	498,988,195
Translation of assets and liabilities denominated in foreign currencies	14,953	717,397	14,336	4,605	(11,394)
Net change in unrealized appreciation	107,273,674	1,425,393,239	26,188,769	673,738,997	498,976,801
Net realized and unrealized gain	100,897,977	1,391,780,581	20,491,154	660,412,123	503,661,981

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,395,682	$1,592,836,813	$22,190,146	$719,785,739	$546,750,314

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2019

	Frontier Emerging Markets Portfolio	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $908,224, $10,249, $28,088 and $18,168, respectively)	$12,074,127	$128,474	$282,664	$172,115
Total investment income	12,074,127	128,474	282,664	172,115

EXPENSES
Investment advisory fees (Note 3)	4,739,547	47,125	85,316	71,871
Administration fees (Note 3)	122,085	12,042	13,800	12,175
Distribution fees, Investor Class	58,139	465	882	472
Custody and accounting fees (Note 3)	449,780	9,339	13,012	13,459
Directors’ fees and expenses	9,937	212	337	213
Transfer agent fees and expenses (Note 3)	4,088	—	—	—
Printing and postage fees	21,053	209	536	—
State registration filing fees	36,018	32,229	28,372	32,312
Professional fees	54,481	43,858	42,857	45,345
Shareholder servicing fees (Note 3)	160,353	—	2,042	—
Compliance officers’ fees and expenses (Note 3)	1,119	24	38	24
Other fees and expenses	22,532	1,933	2,118	2,172
Total Expenses	5,679,132	147,436	189,310	178,043
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(323,388)	(93,411)	(93,671)	(95,421)
Net expenses	5,355,744	54,025	95,639	82,622
Net investment income	6,718,383	74,449	187,025	89,493

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(25,420,243)	295,774	144,849	209,375
Foreign currency transactions	(383,055)	118	(1,445)	(2,316)
Net realized gain (loss)	(25,803,298)	295,892	143,404	207,059
Change in unrealized appreciation (depreciation) Investments (net of increase (decrease) in deferred foreign taxes of $(722,765), $(435), $456 and $1,555, respectively)	36,014,892	494,165	1,381,161	638,100
Translation of assets and liabilities denominated in foreign currencies	(7,202)	5	335	(70)
Net change in unrealized appreciation	36,007,690	494,170	1,381,496	638,030
Net realized and unrealized gain	10,204,392	790,062	1,524,900	845,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,922,775	$864,511	$1,711,925	$934,582

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Fiscal Years Ended October 31

	Global Equity Portfolio		International Equity Portfolio		International Small Companies Portfolio
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,497,705	$2,880,013	$201,056,232	$188,111,334	$1,698,992	$1,684,619
Net realized gain (loss) on investments and foreign currency transactions	(6,375,697)	84,065,593	(33,612,658)	(99,614,726)	(5,697,615)	9,819,784
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	107,273,674	(94,344,043)	1,425,393,239	(1,198,264,762)	26,188,769	(29,991,836)
Net increase (decrease) in net assets resulting from operations	103,395,682	(7,398,437)	1,592,836,813	(1,109,768,154)	22,190,146	(18,487,433)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(64,234,872)	(75,945,675)	(167,443,933)	(187,967,105)	(8,346,534)	(2,045,986)
Institutional Class Z	(15,391,303)	(16,353,510)	(20,898,599)	(3,458,977)	—	—
Investor Class	—	—	(3,656,420)	(7,760,428)	(3,593,042)	(557,242)
Advisor Class	(9,454,857)	(9,422,593)	—	—	—	—
Total distributions to shareholders	(89,081,032)	(101,721,778)	(191,998,952)	(199,186,510)	(11,939,576)	(2,603,228)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	57,694,848	(93,043,196)	566,865,141	1,969,136,424	112,439,750	21,866,504
Institutional Class Z	82,448,223	112,530,952	437,598,452	1,369,945,673	—	—
Investor Class	—	—	(54,430,541)	(198,921,542)	(2,538,877)	13,956,662
Advisor Class	(42,431,140)	28,071,937	—	—	—	—
Net Increase in net assets from portfolio share transactions	97,711,931	47,559,693	950,033,052	3,140,160,555	109,900,873	35,823,166
NET INCREASE (DECREASE) IN NET ASSETS	112,026,581	(61,560,522)	2,350,870,913	1,831,205,891	120,151,443	14,732,505
NET ASSETS
At beginning of year	850,273,413	911,833,935	13,750,107,577	11,918,901,686	209,195,014	194,462,509
At end of year	$962,299,994	$850,273,413	$16,100,978,490	$13,750,107,577	$329,346,457	$209,195,014

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	Institutional Emerging Markets Portfolio		Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$59,373,616	$43,560,880	$43,088,333	$30,475,892	$6,718,383	$6,303,168
Net realized gain (loss) on investments and foreign currency transactions	(13,326,874)	(67,093,355)	4,685,180	(11,468,128)	(25,803,298)	9,478,438
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	673,738,997	(776,222,456)	498,976,801	(665,366,341)	36,007,690	(55,969,791)
Net increase (decrease) in net assets resulting from operations	719,785,739	(799,754,931)	546,750,314	(646,358,577)	16,922,775	(40,188,185)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(37,840,245)	(34,875,251)*	—	—	—	—
Institutional Class I	—	—	—	—	(2,317,415)	(5,147,342)
Institutional Class II	—	—	—	—	(2,370,233)	(3,499,694)
Institutional Class Z	(4,685,232)	(3,886,186)**	—	—	—	—
Investor Class	—	—	—	—	(193,925)	(491,328)
Advisor Class	—	—	(29,768,361)	(30,340,225)	—	—
Total distributions to shareholders	(42,525,477)	(38,761,437)	(29,768,361)	(30,340,225)	(4,881,573)	(9,138,364)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	273,614,078	355,101,774 *	—	—	—	—
Institutional Class I	—	—	—	—	(79,791,087)	(19,849,297)
Institutional Class II	—	—	—	—	(42,137,950)	16,504,134
Institutional Class Z	101,847,677	8,520,318 **	—	—	—	—
Investor Class	—	—	—	—	(5,615,597)	(2,303,970)
Advisor Class	—	—	298,174,837	120,879,281	—	—
Net Increase (Decrease) in net assets from portfolio share transactions	375,461,755	363,622,092	298,174,837	120,879,281	(127,544,634)	(5,649,133)
NET INCREASE (DECREASE) IN NET ASSETS	1,052,722,017	(474,894,276)	815,156,790	(555,819,521)	(115,503,432)	(54,975,682)
NET ASSETS
At beginning of year	4,369,904,417	4,844,798,693	3,459,157,011	4,014,976,532	409,547,827	464,523,509
At end of year	$5,422,626,434	$4,369,904,417	$4,274,313,801	$3,459,157,011	$294,044,395	$409,547,827
*	Formerly Class I
**	Formerly Class II

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	Global Equity Research Portfolio		International Equity Research Portfolio		Emerging Markets Research Portfolio
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$74,449	$45,926	$187,025	$116,795	$89,493	$63,243
Net realized gain on investments and foreign currency transactions	295,892	468,654	143,404	693,010	207,059	449,129
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	494,170	(356,645)	1,381,496	(1,542,490)	638,030	(1,254,653)
Net increase (decrease) in net assets resulting from operations	864,511	157,935	1,711,925	(732,685)	934,582	(742,281)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(466,964)	(219,334)	(728,939)	(531,221)	(473,739)	(435,447)
Investor Class*	(48,022)	(22,701)	(85,106)	(63,122)	(45,468)	(45,523)
Total distributions to shareholders	(514,986)	(242,035)	(814,045)	(594,343)	(519,207)	(480,970)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	1,078,763	219,158	9,225,741	1,018,199	1,090,834	935,446
Investor Class*	(547,730)	22,877	(1,044,838)	84,604	(560,346)	45,523
Net Increase in net assets from portfolio share transactions	531,033	242,035	8,180,903	1,102,803	530,488	980,969
NET INCREASE (DECREASE) IN NET ASSETS	880,558	157,935	9,078,783	(224,225)	945,863	(242,282)
NET ASSETS
At beginning of year	6,014,341	5,856,406	10,378,801	10,603,026	6,251,826	6,494,108
At end of year	$6,894,899	$6,014,341	$19,457,584	$10,378,801	$7,197,689	$6,251,826
*

Effective March 1, 2019, the Investor Class shares of the Global Equity Research, International Equity Research and Emerging Markets Research Portfolios were closed and their balances were transferred to the Institutional Class (See Note 6).

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Fiscal Year Ended October 31

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:	DISTRIBUTIONS TO SHAREHOLDERS FROM:	RATIOS/SUPPLEMENTAL DATA:
Net asset value, beginning of year	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of year	Total Return	Net assets, end of year (000’s)	Expenses to average net assets	Expenses to average net assets (net of fees waived/ reimbursed)	Net investment income to average net assets	Portfolio turnover rate
Global Equity Portfolio–Institutional Class
10/31/19	$35.68	$ 0.09	$ 3.45	$ 3.54	$(0.12)	$(3.72)	$(3.84)	$35.38	11.86%	$ 684,764	0.93%	0.93%	0.28%	39%
10/31/18	40.84	0.13	(0.13)	—	(0.14)	(5.02)	(5.16)	35.68	(0.35)	619,347	0.94	0.94	0.34	42
10/31/17	32.53	0.09	8.74	8.83	(0.13)	(0.39)	(0.52)	40.84	27.58	790,097	0.93	0.93	0.25	33
10/31/16	32.44	0.13	0.92	1.05	(0.12)	(0.84)	(0.96)	32.53	3.43	779,020	0.92	0.92	0.42	24
10/31/15	32.98	0.13	0.68	0.81	(0.12)	(1.23)	(1.35)	32.44	2.51	805,291	0.92	0.92	0.41	45
Global Equity Portfolio–Institutional Class Z
10/31/19	35.67	0.11	3.44	3.55	(0.14)	(3.72)	(3.86)	35.36	11.89	229,355	0.88	0.88	0.32	39
10/31/18	40.84	0.17	(0.15)	0.02	(0.17)	(5.02)	(5.19)	35.67	(0.26)	140,359	0.91	0.90	0.43	42
10/31/17(2)(3)	39.33	(0.01)	1.52	1.51	—	—	—	40.84	3.80	(A)	46,493	1.21	(B)	0.90	(B)	(0.05	)(B)	33	(A)
Global Equity Portfolio–Advisor Class
10/31/19	35.60	0.03	3.43	3.46	(0.04)	(3.72)	(3.76)	35.30	11.60	48,181	1.12	1.12	0.09	39
10/31/18	40.78	0.07	(0.15)	(0.08)	(0.08)	(5.02)	(5.10)	35.60	(0.57)	90,567	1.14	1.14	0.18	42
10/31/17	32.47	0.01	8.73	8.74	(0.04)	(0.39)	(0.43)	40.78	27.28	75,244	1.14	1.14	0.02	33
10/31/16	32.38	0.05	0.91	0.96	(0.03)	(0.84)	(0.87)	32.47	3.12	56,698	1.19	1.19	0.15	24
10/31/15	32.92	0.04	0.68	0.72	(0.03)	(1.23)	(1.26)	32.38	2.28	64,726	1.18	1.18	0.13	45
International Equity Portfolio–Institutional Class
10/31/19	20.74	0.29	1.98	2.27	(0.29)	—	(0.29)	22.72	11.19	13,766,876	0.81	0.81	1.35	30
10/31/18	22.64	0.31	(1.83)	(1.52)	(0.20)	(0.18)	(0.38)	20.74	(6.86)	11,995,592	0.81	0.81	1.34	10
10/31/17	18.37	0.23	4.22	4.45	(0.18)	—	(0.18)	22.64	24.47	11,107,736	0.82	0.82	1.22	12
10/31/16	17.69	0.21	0.64	0.85	(0.17)	—	(0.17)	18.37	4.91	6,354,810	0.84	0.84	1.20	22
10/31/15	18.30	0.20	(0.63)	(0.43)	(0.18)	—	(0.18)	17.69	(2.40)	4,591,802	0.85	0.85	1.11	12
International Equity Portfolio–Institutional Class Z
10/31/19	20.75	0.30	1.98	2.28	(0.31)	—	(0.31)	22.72	11.29	1,938,763	0.75	0.75	1.42	30
10/31/18	22.64	0.40	(1.90)	(1.50)	(0.21)	(0.18)	(0.39)	20.75	(6.79)	1,342,804	0.74	0.74	1.77	10
10/31/17(3)(4)	21.35	0.02	1.27	1.29	—	—	—	22.64	6.00	(A)	166,923	0.99	(B)	0.80	(B)	0.33	(B)	12	(A)
International Equity Portfolio–Investor Class
10/31/19	20.65	0.22	1.98	2.20	(0.19)	—	(0.19)	22.66	10.79	395,339	1.13	1.13	1.03	30
10/31/18	22.55	0.21	(1.80)	(1.59)	(0.13)	(0.18)	(0.31)	20.65	(7.16)	411,712	1.14	1.14	0.92	10
10/31/17	18.30	0.19	4.18	4.37	(0.12)	—	(0.12)	22.55	24.04	644,243	1.14	1.14	0.95	12
10/31/16	17.62	0.14	0.66	0.80	(0.12)	—	(0.12)	18.30	4.63	433,765	1.15	1.15	0.83	22
10/31/15	18.23	0.15	(0.64)	(0.49)	(0.12)	—	(0.12)	17.62	(2.76)	405,101	1.17	1.17	0.83	12
International Small Companies Portfolio–Institutional Class
10/31/19	15.29	0.12	1.24	1.36	(0.13)	(0.88)	(1.01)	15.64	10.14	272,252	1.38	1.15	0.78	37
10/31/18	16.67	0.13	(1.30)	(1.17)	(0.06)	(0.15)	(0.21)	15.29	(7.15)	151,283	1.39	1.15	0.75	52
10/31/17	13.72	0.11	3.41	3.52	(0.16)	(0.41)	(0.57)	16.67	26.98	144,170	1.41	1.15	0.72	19
10/31/16	13.40	0.20	0.34	0.54	(0.09)	(0.13)	(0.22)	13.72	4.15	62,785	1.60	1.25	1.51	49
10/31/15	13.85	0.11	(0.25)	(0.14)	(0.05)	(0.26)	(0.31)	13.40	(0.98)	47,276	1.64	1.30	0.79	38

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from August 1, 2017 (commencement of class operations) through October 31, 2017.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017. (See Note 1).
(4)	For the period from July 17, 2017 (commencement of class operations) through October 31, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:					RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of year	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of year	Total Return	Net assets, end of year (000’s)	Expenses to average net assets	Expenses to average net assets (net of fees waived/ reimbursed)	Net investment income to average net assets	Portfolio turnover rate
International Small Companies Portfolio–Investor Class
10/31/19	$15.16	$ 0.09	$ 1.21	$ 1.30	$(0.10)	$(0.88)	$(0.98)	$15.48	9.82%	$57,095	1.70%	1.40%	0.63%	37%
10/31/18	16.55	0.10	(1.29)	(1.19)	(0.05)	(0.15)	(0.20)	15.16	(7.35)	57,912	1.75	1.40	0.58	52
10/31/17	13.64	0.05	3.42	3.47	(0.15)	(0.41)	(0.56)	16.55	26.71	50,292	1.80	1.40	0.37	19
10/31/16	13.33	0.16	0.35	0.51	(0.07)	(0.13)	(0.20)	13.64	3.92	44,363	1.90	1.50	1.18	49
10/31/15	13.80	0.08	(0.26)	(0.18)	(0.03)	(0.26)	(0.29)	13.33	(1.29)	50,164	1.93	1.55	0.58	38
Institutional Emerging Markets Portfolio–Institutional Class (Formerly Class I)
10/31/19	18.43	0.24	2.76	3.00	(0.18)	—	(0.18)	21.25	16.43	4,864,702	1.27	1.27	1.18	17
10/31/18	21.94	0.19	(3.53)	(3.34)	(0.17)	—	(0.17)	18.43	(15.33)	3,978,321	1.27	1.27	0.84	24
10/31/17	17.65	0.19	4.20	4.39	(0.10)	—	(0.10)	21.94	25.08	4,386,511	1.28	1.28	0.97	17
10/31/16	16.04	0.14	1.56	1.70	(0.09)	—	(0.09)	17.65	10.74	3,051,419	1.29	1.29	0.88	20
10/31/15	18.60	0.13	(2.56)	(2.43)	(0.13)	—	(0.13)	16.04	(13.14)	1,876,495	1.31	1.30	0.77	23
Institutional Emerging Markets Portfolio–Institutional Class Z (Formerly Class II)
10/31/19	18.45	0.27	2.76	3.03	(0.20)	—	(0.20)	21.28	16.61	557,924	1.19	1.11	1.34	17
10/31/18	21.94	0.22	(3.52)	(3.30)	(0.19)	—	(0.19)	18.45	(15.21)	391,583	1.20	1.11	1.00	24
10/31/17(2)	17.71	0.22	4.21	4.43	(0.20)	—	(0.20)	21.94	25.43	458,288	1.23	1.12	1.12	17
10/31/16(2)	16.14	0.16	1.59	1.75	(0.18)	—	(0.18)	17.71	11.06	381,031	1.24	1.13	0.96	20
10/31/15(2)	18.81	0.16	(2.60)	(2.44)	(0.23)	—	(0.23)	16.14	(13.06)	241,425	1.27	1.14	0.96	23
Emerging Markets Portfolio–Advisor Class
10/31/19	48.21	0.58	7.28	7.86	(0.42)	—	(0.42)	55.65	16.46	4,274,314	1.37	1.37	1.10	19
10/31/18	57.46	0.42	(9.24)	(8.82)	(0.40)	(0.03)	(0.43)	48.21	(15.47)	3,459,157	1.40	1.40	0.73	24
10/31/17	46.27	0.43	11.02	11.45	(0.26)	—	(0.26)	57.46	24.93	4,014,977	1.42	1.42	0.84	17
10/31/16	42.02	0.30	4.17	4.47	(0.22)	— (3)	(0.22)	46.27	10.73	2,998,484	1.42	1.42	0.72	26
10/31/15	50.88	0.26	(6.80)	(6.54)	(0.39)	(1.93)	(2.32)	42.02	(13.17)	2,381,671	1.45	1.45	0.57	30
Frontier Emerging Markets Portfolio–Institutional Class I
10/31/19	7.62	0.14	0.14	0.28	(0.10)	—	(0.10)	7.80	3.73	144,742	1.63	1.63	1.72	31
10/31/18	8.50	0.11	(0.82)	(0.71)	(0.17)	—	(0.17)	7.62	(8.47)	220,367	1.62	1.62	1.24	20
10/31/17	7.35	0.05	1.17	1.22	(0.07)	—	(0.07)	8.50	16.82	266,844	1.71	1.71	0.69	28
10/31/16	7.62	0.10	(0.29)	(0.19)	(0.08)	—	(0.08)	7.35	(2.43)	342,114	1.79	1.79	1.41	47
10/31/15	9.50	0.11	(1.84)	(1.73)	(0.05)	(0.10)	(0.15)	7.62	(18.35)	451,646	1.79	1.79	1.29	38

(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017. (See Note 1).
(3)	Amount was less than $0.005 per share.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of year	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of year	Total Return		Net assets, end of year (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
Frontier Emerging Markets Portfolio–Institutional Class II
10/31/19	$ 7.63	$ 0.17	$ 0.13	$ 0.30	$(0.11)	$ —	$(0.11)	$ 7.82	4.01%		$ 128,742	1.55%		1.35%		2.19%		31%
10/31/18	8.50	0.14	(0.83)	(0.69)	(0.18)	—	(0.18)	7.63	(8.31)		163,794	1.56		1.35		1.51		20
10/31/17(2)(3)	7.43	0.08	0.99	1.07	—	—	—	8.50	14.40	(A)	166,698	1.58	(B)	1.35	(B)	1.47	(B)	28	(A)
Frontier Emerging Markets Portfolio–Investor Class
10/31/19	7.57	0.11	0.13	0.24	(0.06)	—	(0.06)	7.75	3.24		20,560	2.00		2.00		1.38		31
10/31/18	8.43	0.07	(0.79)	(0.72)	(0.14)	—	(0.14)	7.57	(8.75)		25,388	2.06		2.00		0.87		20
10/31/17	7.28	0.04	1.15	1.19	(0.04)	—	(0.04)	8.43	16.40		30,981	2.13		2.00		0.48		28
10/31/16	7.55	0.07	(0.30)	(0.23)	(0.04)	—	(0.04)	7.28	(3.01)		32,771	2.23		2.23		1.02		47
10/31/15	9.41	0.06	(1.80)	(1.74)	(0.02)	(0.10)	(0.12)	7.55	(18.64)		45,622	2.20		2.20		0.75		38
Global Equity Research Portfolio–Institutional Class
10/31/19	12.06	0.14	1.40	1.54	(0.09)	(0.94)	(1.03)	12.57	14.36		6,895	1.96		0.83		1.18		44
10/31/18	12.23	0.10	0.23	0.33	(0.18)	(0.32)	(0.50)	12.06	2.74		5,452	2.64		0.90		0.76		45
10/31/17(4)	10.00	0.08	2.15	2.23	—	—	—	12.23	22.30	(A)	5,308	3.49	(B)	0.90	(B)	0.80	(B)	36	(A)
International Equity Research Portfolio–Institutional Class
10/31/19	11.59	0.18	1.17	1.35	(0.13)	(0.78)	(0.91)	12.03	12.93		19,458	1.42		0.79		1.62		44
10/31/18	13.11	0.14	(0.93)	(0.79)	(0.14)	(0.59)	(0.73)	11.59	(6.43)		9,305	1.78		0.90		1.07		43
10/31/17	11.10	0.12	2.26	2.38	(0.17)	(0.20)	(0.37)	13.11	22.26		9,479	2.26		0.90		0.99		55
10/31/16(5)	10.00	0.14	0.96	1.10	—	—	—	11.10	11.00	(A)	6,244	3.54	(B)	0.90	(B)	1.51	(B)	33	(A)
Emerging Markets Research Portfolio–Institutional Class
10/31/19	10.82	0.15	1.35	1.50	(0.09)	(0.81)	(0.90)	11.42	15.05		7,198	2.29		1.19		1.35		58
10/31/18	13.01	0.12	(1.34)	(1.22)	(0.23)	(0.74)	(0.97)	10.82	(10.24)		5,702	2.90		1.30		0.93		55
10/31/17(4)	10.00	0.10	2.91	3.01	—	—	—	13.01	30.10	(A)	5,880	3.72	(B)	1.30	(B)	1.04	(B)	46	(A)

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from March 1, 2017 (commencement of class operations) through October 31, 2017.
(3)	All per share amounts and net asset values have been adjusted as a result of the share dividend effected after the close of business on December 1, 2017. (See Note 1).
(4)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.
(5)	For the period from December 17, 2015 (commencement of class operations) through October 31, 2016.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2019

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has nine separate diversified Portfolios, all of which were active as of October 31, 2019 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Institutional Class Z: August 1, 2017 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Institutional Class Z: July 17, 2017 Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio** (“Institutional Emerging Markets”)	Institutional Class (Formerly Class I): October 17, 2005 Institutional Class Z (Formerly Class II): March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio** (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class I: May 27, 2008 Institutional Class II: March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets
Global Equity Research Portfolio (“Global Equity Research”)	Institutional Class***: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class***: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
Emerging Markets Research Portfolio (“Emerging Markets Research”)	Institutional Class***: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets

* The International Equity Portfolio is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996, is historical information for the predecessor portfolio.

** Effective March 1, 2019, the Institutional Emerging Markets and Emerging Markets Portfolios’ shares are generally available for purchase by new and existing shareholders, subject to certain limitations that may apply at the Fund’s discretion.

*** Effective March 1, 2019, the Investor Class shares of the Global Equity Research, International Equity Research and Emerging Markets Research Portfolios were closed and their balances were transferred to the Institutional Class (See Note 7) .

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

1. Organization (continued)

On November 24, 2017, the Board of Directors (the “Board”) of the Fund approved reverse share splits (the “Reverse Splits”) of the outstanding Institutional Class Z shares of the Global Equity Portfolio, Institutional Class Z shares of the International Equity Portfolio, and Class II shares of the Institutional Emerging Markets Portfolio (each, a “Split Impacted Portfolio”) at the ratios indicated below.

Portfolio	Reverse Share Split Ratio
Global Equity Portfolio – Institutional Class Z	1 for 3.933146
International Equity Portfolio – Institutional Class Z	1 for 2.135356
Institutional Emerging Markets Portfolio – Class II	1 for 1.758429

The Reverse Splits were effected after the close of business on December 1, 2017. Institutional Class Z shares and Class II shares of the Split Impacted Portfolios began trading on a split-adjusted basis on December 4, 2017.

The total dollar value of each shareholder’s investment in a Split Impacted Portfolio remained unchanged by the Reverse Splits. While the Reverse Splits reduced the number of outstanding Institutional Class Z or Class II shares of the Split Impacted Portfolios, they proportionately increased the net asset value (“NAV”) per share of Institutional Class Z shares and Class II shares of the Split Impacted Portfolio such that the aggregate market value of each Split Impacted Portfolio’s Institutional Class Z shares or Class II shares, as applicable, remained the same. The Reverse Splits did not affect the voting rights of a shareholder’s investment in a Split Impacted Portfolio, and was not a taxable event for the Split Impacted Portfolio’s shareholders.

On November 24, 2017, the Board also declared a share dividend (the “Share Dividend”) with respect to the Institutional Class II shares of the Frontier Emerging Markets Portfolio equal to 0.346467 shares on each outstanding Institutional Class II share. The Share Dividend was paid to the Portfolio’s Institutional Class II shareholders of record as of the close of business on December 1, 2017. The total dollar value of each shareholder’s investment in the Portfolio remained unchanged by the Share Dividend. While the Share Dividend increased the number of outstanding Institutional Class II shares of the Portfolio, it proportionately decreased the NAV per share of Institutional Class II shares of the Portfolio such that the aggregate market value of the Portfolio’s Institutional Class II shares remained the same. The Share Dividend did not affect the voting rights of a shareholder’s investment in the Portfolio, and was not a taxable event for the Portfolio’s shareholders.

The Board approved the Reverse Splits in order to bring the NAV per share of the Institutional Class Z shares of the Global Equity Portfolio and International Equity Portfolio and Class II shares of the Institutional Emerging Markets Portfolio into line with the NAV per share of the other share classes of the Split Impacted Portfolios. The Board also declared the Share Dividend in order to bring the NAV per share of the Institutional Class II shares of the Frontier Emerging Markets Portfolio into line with the NAV per share of the other share classes of the Portfolio. The Reverse Splits and the Share Dividend are intended to create a general level of parity of required distributions across the Fund’s share classes by increasing the NAV per share and reducing the number of outstanding shares of the share classes subject to the Reverse Splits and decreasing the NAV per share and increasing the number of outstanding shares of the Institutional Class II shares of the Frontier Emerging Markets Portfolio through the Share Dividend.

Per share data, including the proportionate impact to NAV, in the Financial Highlights and Capital Share activity presented in the Capital Share Transactions disclosure (see Note 7) have been restated to reflect the Reverse Splits and the Share Dividend, respectively.

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

2. Summary of Significant Accounting Policies (continued)

Valuation

The Board has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s NAV, each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Participation notes are valued based upon the closing or last traded price of their underlying local shares. Such securities are typically categorized as “Level 2” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices. To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP has established a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. GAAP defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	unadjusted quoted prices in active markets for identical assets
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

2. Summary of Significant Accounting Policies (continued)

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of October 31, 2019. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Equity
Common Stocks	$592,043,417	$330,405,719	$—	$922,449,136
Preferred Stocks	10,920,943	—	—	10,920,943
Short Term Investments	26,325,131	—	—	26,325,131
Total Investments	$629,289,491	$330,405,719	$—	$959,695,210
International Equity
Common Stocks	$4,437,351,745	$10,586,501,046	$—	$15,023,852,791
Preferred Stocks	188,403,670	320,328,589	—	508,732,259
Short Term Investments	549,899,662	—	—	549,899,662
Total Investments	$5,175,655,077	$10,906,829,635	$—	$16,082,484,712
International Small Companies
Common Stocks	$36,147,845	$274,072,322	$—	$310,220,167
Participation Notes	—	3,647,132	—	3,647,132
Short Term Investments	15,272,520	—	—	15,272,520
Total Investments	$51,420,365	$277,719,454	$—	$329,139,819
Institutional Emerging Markets
Common Stocks	$1,497,051,853	$3,429,179,888	$—	$4,926,231,741
Preferred Stocks	267,920,416	47,899,026	—	315,819,442
Short Term Investments	176,602,330	—	—	176,602,330
Total Investments	$1,941,574,599	$3,477,078,914	$—	$5,418,653,513
Emerging Markets
Common Stocks	$1,184,491,140	$2,712,940,098	$—	$3,897,431,238
Preferred Stocks	211,738,516	37,899,357	—	249,637,873
Short Term Investments	123,526,261	—	—	123,526,261
Total Investments	$1,519,755,917	$2,750,839,455	$—	$4,270,595,372
Frontier Emerging Markets
Common Stocks	$63,638,240	$210,071,726	$—	$273,709,966
Preferred Stocks	12,322,226	—	—	12,322,226
Participation Notes	—	4,607,505	—	4,607,505
Short Term Investments	3,717,275	—	—	3,717,275
Total Investments	$79,677,741	$214,679,231	$—	$294,356,972
Global Equity Research
Common Stocks	$3,396,111	$3,380,079	$—	$6,776,190
Preferred Stocks	31,273	14,717	—	45,990
Short Term Investments	73,599	—	—	73,599
Total Investments	$3,500,983	$3,394,796	$—	$6,895,779

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

2. Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
International Equity Research
Common Stocks	$3,164,088	$15,572,108	$—	$18,736,196
Preferred Stocks	167,933	58,002	—	225,935
Short Term Investments	476,501	—	—	476,501
Total Investments	$3,808,522	$15,630,110	$—	$19,438,632
Emerging Markets Research
Common Stocks	$1,905,177	$4,652,546	$—	$6,557,723
Preferred Stocks	275,006	148,034	—	423,040
Participation Notes	—	134,592	—	134,592
Short Term Investments	85,633	—	—	85,633
Total Investments	$2,265,816	$4,935,172	$—	$7,200,988

As of October 31, 2019, there were no Level 3 investments held within the Portfolios.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investment transactions” and “Change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

2. Summary of Significant Accounting Policies (continued)

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., Distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class).

Redemption Fees

The Fund has established fees on short-term redemptions to discourage frequent trading in Portfolio shares. Redemptions of Portfolio shares made within 90 days of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. For the years ended October 31, 2019 and October 31, 2018, the Portfolios received the following redemption fees. These amounts are netted against “Payments for Shares Redeemed” in Note 7 – Capital Share Transactions.

	Institutional Class		Institutional Class I		Institutional Class II
Portfolio	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Global Equity	$79,336	$14,174	$—	$—	$—	$—
International Equity	905,862	465,416	—	—	—	—
International Small Companies	7,219	5,178	—	—	—	—
Institutional Emerging Markets	182,069 *	98,733 *	—	—	—	—
Emerging Markets	—	—	—	—	—	—
Frontier Emerging Markets	—	—	12,856	15,128	—	—
Global Equity Research	—	—	—	—	—	—
International Equity Research	—	—	—	—	—	—
Emerging Markets Research	—	—	—	—	—	—
* Formerly Class I

	Investor Class		Advisor Class		Institutional Class Z
Portfolio	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Global Equity	$—	$—	$7,472	$14,265	$9,100	$—
International Equity	31,086	58,517	—	—	12,652	119
International Small Companies	2,312	5,609	—	—	—	—
Institutional Emerging Markets	—	—	—	—	—	—
Emerging Markets	—	—	79,727	98,576	—	—
Frontier Emerging Markets	4,961	2,538	—	—	—	—
Global Equity Research	—	—	—	—	—	—
International Equity Research	—	2	—	—	—	—
Emerging Markets Research	—	—	—	—	—	—

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

2. Summary of Significant Accounting Policies (continued)

Indemnifications

Under the Fund’s organizational document, its officers and Board are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Transactions with Affiliates and Significant Agreements

The Board has approved investment advisory agreements with Harding Loevner LP (the “Investment Adviser”). Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

The following annualized advisory fees and contractual expense limits were in effect for the year ended October 31, 2019. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit*
Global Equity – Institutional Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	0.95%
Global Equity – Institutional Class Z	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	0.90%
Global Equity – Advisor Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	1.25%
International Equity – Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%
International Equity – Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	0.80%
International Equity – Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%
International Small Companies – Institutional Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
International Small Companies – Investor Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.40%
Institutional Emerging Markets – Institutional Class	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.30%
Institutional Emerging Markets – Institutional Class Z	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.15%	**
Emerging Markets – Advisor Class	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.75%
Frontier Emerging Markets – Institutional Class I	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%
Frontier Emerging Markets – Institutional Class II	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Frontier Emerging Markets – Investor Class	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%
Global Equity Research – Institutional Class[1]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Equity Research – Institutional Class[2]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.75%
Emerging Markets Research – Institutional Class[3]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.15%

*	Effective through February 28, 2020.

**

The Investment Adviser has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Institutional Class Z shares for their other operating expenses to the extent that the aggregate operating expenses of Institutional Class Z exceed the applicable contractual management fee, currently 1.15% on the first $1 billion of average daily net assets, 1.13% on the next $1 billion, 1.11% on the next $1 billion and 1.09% for average daily net assets over $3 billion.

1

Prior to March 1, 2019, the Global Equity Research Portfolio’s advisory fees were 0.80% of the Portfolio’s average daily net assets and the contractual expense limit for the Institutional Class was 0.90% of the Class’s average daily net assets.

2

Prior to March 1, 2019, the International Equity Research Portfolio’s advisory fees were 0.75% of the Portfolio’s average daily net assets and the contractual expense limit for the Institutional Class was 0.90% of the Class’s average daily net assets.

3

Prior to March 1, 2019, the Emerging Markets Research Portfolio’s advisory fees were 1.15% of the Portfolio’s average daily net assets and the contractual expense limit for the Institutional Class was 1.30% of the Class’s average daily net assets.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

3. Transactions with Affiliates and Significant Agreements (continued)

For the year ended October 31, 2019, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
International Small Companies – Institutional Class	$387,102
International Small Companies – Investor Class	173,640
Institutional Emerging Markets – Institutional Class Z	380,017
Frontier Emerging Markets – Institutional Class II	323,388
Global Equity Research – Institutional Class	71,050
Global Equity Research – Investor Class	22,361
International Equity Research – Institutional Class	72,414
International Equity Research – Investor Class	21,257
Emerging Markets Research – Institutional Class	73,301
Emerging Markets Research – Investor Class	22,120

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Foreside Fund Officer Services, LLC provides compliance support to the Fund’s Chief Compliance Officer. Fees paid pursuant to these services are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the year ended October 31, 2019. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Directors. For the year ended October 31, 2019, no Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act.

4. Class Specific Expenses

The class level expenses for the year ended October 31, 2019, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees
Global Equity – Institutional Class	$—	$10,923	$22,843	$7,152	$460,362
Global Equity – Institutional Class Z	—	26,338	5,876	3,664	—
Global Equity – Advisor Class	—	11,810	6,475	1,965	177,563
International Equity – Institutional Class	—	335,604	804,457	475,052	9,663,666

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

4. Class Specific Expenses (continued)

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees
International Equity – Institutional Class Z	$—	$187,269	$179,993	$30,415	$—
International Equity – Investor Class	1,045,472	25,675	40,229	24,630	582,659
International Small Companies – Institutional Class	—	22,529	13,115	3,936	120,430
International Small Companies – Investor Class	143,005	19,811	6,567	1,459	68,159
Institutional Emerging Markets – Institutional Class	—	90,878	258,911	42,694	3,572,003
Institutional Emerging Markets – Institutional Class Z	—	18,588	12,960	8,026	—
Frontier Emerging Markets – Institutional Class I	—	8,961	13,363	3,744	129,100
Frontier Emerging Markets – Institutional Class II	—	13,586	4,291	—	—
Frontier Emerging Markets – Investor Class	58,139	13,471	3,399	344	31,253
Global Equity Research – Institutional Class	—	20,888	183	—	—
Global Equity Research – Investor Class	465	11,341	26	—	—
International Equity Research – Institutional Class	—	18,157	482	—	1,948
International Equity Research – Investor Class	882	10,215	54	—	94
Emerging Markets Research – Institutional Class	—	20,971	—	—	—
Emerging Markets Research – Investor Class	472	11,341	—	—	—

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2019, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$366,470,140	$348,871,175
International Equity	5,083,349,202	4,239,455,774
International Small Companies	170,799,900	82,516,439
Institutional Emerging Markets	1,158,380,721	829,343,678
Emerging Markets	968,770,454	714,533,137
Frontier Emerging Markets	106,039,645	236,158,007
Global Equity Research	2,885,875	2,778,950
International Equity Research	12,348,036	5,164,191
Emerging Markets Research	3,983,574	3,904,113

6. In-Kind Redemptions

During the year ended October 31, 2018, the International Equity Portfolio delivered portfolio securities rather than cash in exchange for the redemption of shares for certain investors (in-kind redemptions). These investors received readily marketable securities that were valued on the redemption date using the same method employed in calculating the Portfolio’s NAV per share. The International Equity Portfolio had in-kind redemptions of approximately $61,058,983. The redemption amounts are included in “Net increase (decrease) in net assets from portfolio share transactions” on the Statements of Changes in Net Assets. Net loss of approximately $(10,565,679) on the securities resulting from such in-kind redemptions are included in “Net realized gain (loss) on investments and foreign currency transactions” in the Statements of Changes in Net Assets. For financial reporting purposes, these transactions are treated as sales of securities and the resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For tax purposes, no gains or losses are recognized. During the year ended October 31, 2019 there were no in-kind redemptions.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

7. Capital Share Transactions

Transactions in capital shares for the year ended October 31, 2019, were as follows for each Portfolio:

	Shares Sold		Proceeds From Shares Sold		Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Global Equity
Institutional Class	6,480,898		$214,724,441		1,984,043	$59,461,782	(6,465,537)	$(216,491,375)	1,999,404	$57,694,848
Institutional Class Z	2,700,167		89,388,860		514,072	15,391,303	(663,559)	(22,331,940)	2,550,680	82,448,223
Advisor Class	693,636		21,687,688		310,232	9,294,552	(2,183,139)	(73,413,380)	(1,179,271)	(42,431,140)
International Equity
Institutional Class	220,376,972		4,642,294,048		6,889,755	133,385,649	(199,780,919)	(4,208,814,556)	27,485,808	566,865,141
Institutional Class Z	30,574,387		653,016,988		1,030,494	19,929,755	(11,009,003)	(235,348,291)	20,595,878	437,598,452
Investor Class	7,439,378		157,313,694		185,567	3,594,437	(10,116,759)	(215,338,672)	(2,491,814)	(54,430,541)
International Small Companies
Institutional Class	11,740,090		174,939,842		483,963	6,368,951	(4,710,546)	(68,869,043)	7,513,507	112,439,750
Investor Class	942,433		13,279,661		271,646	3,544,980	(1,346,337)	(19,363,518)	(132,258)	(2,538,877)
Institutional Emerging Markets
Institutional Class*	68,282,636		1,374,367,156		1,735,602	31,674,733	(56,911,201)	(1,132,427,811)	13,107,037	273,614,078
Institutional Class Z**	7,607,526		154,213,357		223,763	4,083,688	(2,833,432)	(56,449,368)	4,997,857	101,847,677
Emerging Markets
Advisor Class	23,245,944		1,254,356,568		546,892	26,141,428	(18,740,314)	(982,323,159)	5,052,522	298,174,837
Frontier Emerging Markets
Institutional Class I	3,651,239		28,143,602		243,399	1,798,720	(14,243,297)	(109,733,409)	(10,348,659)	(79,791,087)
Institutional Class II	196,850		1,500,000		320,735	2,370,233	(5,514,982)	(46,008,183)	(4,997,397)	(42,137,950)
Investor Class	836,407		6,382,046		25,247	186,071	(1,564,483)	(12,183,714)	(702,829)	(5,615,597)
Global Equity Research
Institutional Class	52,369	***	612,560	***	43,929	466,964	(45)	(761)	96,253	1,078,763
Investor Class	—		—		4,535	48,021	(51,332)	(595,751)	(46,797)	(547,730)
International Equity Research
Institutional Class	758,015	***	8,659,313	***	70,702	728,938	(14,045)	(162,510)	814,672	9,225,741
Investor Class	1,057		12,337		8,319	85,106	(102,743)	(1,142,281)	(93,367)	(1,044,838)
Emerging Markets Research
Institutional Class	56,179	***	617,645	***	47,469	473,739	(48)	(550)	103,600	1,090,834
Investor Class	—		—		4,579	45,469	(55,566)	(605,815)	(50,987)	(560,346)

*	Formerly Class I
**	Formerly Class II
***

Includes shares of 51,332, 99,550, 55,566 and proceeds of $595,962, $1,109,987, $605,671 for the Global Equity Research Portfolio, International Equity Research Portfolio and Emerging Markets Research Portfolio, respectively, which were transferred due to the liquidation of the Investor Class. The transfer was completed on March 1, 2019.

Transactions in capital shares for the year ended October 31, 2018, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Global Equity
Institutional Class	4,222,061	$ 163,660,655	1,985,000	$72,809,813	(8,196,322)	$(329,513,664)	(1,989,261)	$(93,043,196)
Institutional Class Z*	3,022,161	122,288,781	446,208	16,353,512	(671,382)	(26,111,341)	2,796,987	112,530,952
Advisor Class	1,328,597	51,385,900	246,019	9,021,500	(875,815)	(32,335,463)	698,801	28,071,937
International Equity
Institutional Class	232,296,256	5,334,395,433	7,307,212	163,096,976	(151,929,905)	(3,528,355,985)	87,673,563	1,969,136,424

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

7. Capital Share Transactions (continued)

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Institutional Class Z*	63,032,179	$1,500,188,135	155,042	$3,458,969	(5,832,124)	$(133,701,431)	57,355,097	$1,369,945,673
Investor Class	8,607,082	196,360,751	300,709	6,702,815	(17,543,028)	(401,985,108)	(8,635,237)	(198,921,542)
International Small Companies
Institutional Class	4,414,710	75,558,465	101,227	1,699,608	(3,275,521)	(55,391,569)	1,240,416	21,866,504
Investor Class	2,098,944	36,291,266	32,401	540,442	(1,350,567)	(22,875,046)	780,778	13,956,662
Institutional Emerging Markets
Class I	50,336,127	1,108,172,151	1,419,754	31,021,590	(35,863,143)	(784,091,967)	15,892,738	355,101,774
Class II*	5,107,867	111,057,625	148,910	3,252,204	(4,923,508)	(105,789,511)	333,269	8,520,318
Emerging Markets
Advisor Class	15,590,502	898,061,610	491,096	28,100,532	(14,208,794)	(805,282,861)	1,872,804	120,879,281
Frontier Emerging Markets
Institutional Class I	5,301,424	46,483,198	494,375	4,202,186	(8,293,448)	(70,534,681)	(2,497,649)	(19,849,297)
Institutional Class II**	1,432,965	13,004,440	411,729	3,499,694	—	—	1,844,694	16,504,134
Investor Class	1,021,089	8,777,456	52,964	448,605	(1,391,249)	(11,530,031)	(317,196)	(2,303,970)
Global Equity Research
Institutional Class	—	—	18,157	219,334	—	(176)	18,157	219,158
Investor Class	—	176	1,884	22,701	—	—	1,884	22,877
International Equity Research
Institutional Class	50,153	653,962	42,396	531,220	(12,791)	(166,983)	79,758	1,018,199
Investor Class	12,181	153,036	5,062	63,122	(10,025)	(131,554)	7,218	84,604
Emerging Markets Research
Institutional Class	39,249	500,000	35,810	435,446	—	—	75,059	935,446
Investor Class	—	—	3,750	45,523	—	—	3,750	45,523

*	Share amounts have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017. (See Note 1).
**	Share amounts have been adjusted as a result of the share dividend effected after the close of business on December 1, 2017. (See Note 1).

8. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at October 31, 2019, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Global Equity	$330,893,339	$(21,011,314)	$309,882,025	$649,813,185
International Equity	3,600,513,493	(711,291,877)	2,889,221,616	13,193,263,096
International Small Companies	50,043,208	(13,789,993)	36,253,215	292,886,604
Institutional Emerging Markets	1,306,590,591	(289,223,027)	1,017,367,564	4,401,285,949
Emerging Markets	1,201,106,779	(196,712,199)	1,004,394,580	3,266,200,792
Frontier Emerging Markets	67,345,702	(16,815,643)	50,530,059	243,826,913
Global Equity Research	1,263,361	(254,112)	1,009,249	5,886,530
International Equity Research	2,070,551	(492,144)	1,578,407	17,860,225
Emerging Markets Research	989,808	(536,135)	453,673	6,747,315

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

8. Income Tax (continued)

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Distributable earnings”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaims receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of October 31, 2019, and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2016; October 31, 2017; October 31, 2018) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and 2018 were as follows:

	Distributions From
Portfolio	Ordinary Income 2019	Long-Term Capital Gains 2019	Ordinary Income 2018	Long-Term Capital Gains 2018
Global Equity	$5,039,201	$84,041,831	$12,438,660	$89,283,118
International Equity	191,998,952	—	109,614,020	89,572,490
International Small Companies	1,400,782	10,538,794	1,712,845	890,383
Institutional Emerging Markets	42,525,477	—	38,761,437	—
Emerging Markets	29,768,361	—	28,497,360	1,842,865
Frontier Emerging Markets	4,881,573	—	9,138,364	—
Global Equity Research	231,465	283,521	242,035	—
International Equity Research	306,053	507,992	345,365	248,978
Emerging Markets Research	175,404	343,803	480,970	—

As of October 31, 2019, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings/(Deficit)
Global Equity	$5,797,294	$—	$(1,713,943)	$309,878,418	$313,961,769
International Equity	242,519,092	—	(132,716,245)	2,889,313,986	2,999,116,833
International Small Companies	1,323,056	—	(3,791,115)	36,249,043	33,780,984
Institutional Emerging Markets	77,683,984	—	(158,699,491)	1,015,658,954	934,643,447
Emerging Markets	58,253,618	—	(14,198,703)	1,003,458,664	1,047,513,579
Frontier Emerging Markets	5,812,512	—	(124,209,713)	49,799,790	(68,597,411)
Global Equity Research	72,644	296,142	—	1,009,155	1,377,941
International Equity Research	180,758	142,337	(6,014)	1,578,432	1,895,513
Emerging Markets Research	135,255	154,592	—	452,523	742,370

* The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on certain sale of securities. Unrealized Appreciation (Depreciation) includes amounts related to foreign currency and currency translations.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies and became effective for the Portfolios for the fiscal year ended October 31, 2012. Under the Act, each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during post-enactment years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

8. Income Tax (continued)

an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2019, capital losses incurred that will be carried forward indefinitely under provisions of the Act are as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
Global Equity	$—	$(1,713,943)
International Equity	(132,716,245)	—
International Small Companies	(3,791,115)	—
Institutional Emerging Markets	(45,085,901)	(113,613,590)
Emerging Markets	(14,198,703)	—
Frontier Emerging Markets	(16,639,343)	(107,570,370)

At October 31, 2019, Institutional Emerging Markets had $3,834,973 of pre-enactment capital loss carryforwards expire unused.

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain tax expenses, the Portfolios made reclassifications among certain capital accounts. The reclassifications have no impact on the net assets of the Portfolios. As of October 31, 2019, the following reclassifications were made to the Statements of Assets and Liabilities:

Portfolio	Paid-in Capital	Distributable earnings
International Equity	$(19,041)	$19,041
Institutional Emerging Markets	(3,834,973)	3,834,973

9. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “Net realized gain (loss) on foreign currency transactions” and “Change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the fiscal year ended October 31, 2019.

10. Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes are issued by banks or broker-dealers or their affiliates and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter. In addition to carrying the same risks associated with a direct investment in the underlying security, participation notes are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer(s) of the underlying security(ies). Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

11. Concentration of Ownership

At October 31, 2019, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership
Global Equity	3	44.83	%*
International Equity	3	50.66	%*
International Small Companies	3	56.00	%*
Institutional Emerging Markets	2	55.77	%*
Emerging Markets	3	63.68	%*
Frontier Emerging Markets	3	50.84	%*
Global Equity Research	2	83.35%
International Equity Research	3	72.78	%*
Emerging Markets Research	2	74.59%

*	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

12. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

Frontier Emerging Markets is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index. During periods when the Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. Such additional risks include increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in Frontier Emerging Markets. At October 31, 2019, the Portfolio’s investment in the Banking industry amounted to 33.38% of its total assets.

13. Line of Credit

The Fund has a $150 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $150 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.15% on the line of credit and is allocated among the Portfolios.

For the year ended October 31, 2019, International Small Companies had an outstanding balance for ten days with a maximum balance of $10,700,000 at an average weighted interest rate of 3.51%. For the year ended October 31, 2019, Frontier Emerging Markets had an outstanding balance for seven days with a maximum balance of $1,000,000 at an average weighted interest rate of 3.60%. For the year ended October 31, 2019, Emerging Markets Research had an outstanding balance for four days with a maximum balance of $100,000 at an average weighted interest rate of 3.65%.

14. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2019

14. Subsequent Events (continued)

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

KPMG LLP
Aon Center
Suite 5500
200 E. Randolph Street
Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Harding, Loevner Funds, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Global Equity Portfolio, International Equity Portfolio, International Small Companies Portfolio, Institutional Emerging Markets Portfolio, Emerging Markets Portfolio, Frontier Emerging Markets Portfolio, Global Equity Research Portfolio, International Equity Research Portfolio, and Emerging Markets Research Portfolio (each a portfolio of the Harding, Loevner Funds, Inc.) (the Portfolios), including the portfolios of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of Harding, Loevner Funds, Inc. Portfolios since 2006.

Chicago, Illinois

December 13, 2019

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

Harding, Loevner Funds, Inc.

Supplemental Tax Information

(unaudited)

Global Equity, International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, Frontier Emerging Markets, Global Equity Research, International Equity Research, and Emerging Markets Research paid qualifying foreign taxes of $0, $31,979,822, $422,668, $10,068,804, $8,020,769, $1,180,231, $8,877, $25,219, and $16,179 and earned $0, $277,029,376, $2,055,932, $89,883,839, $67,849,254, $7,576,258, $63,573, $210,616, and $106,520 from foreign source income during the fiscal year ended October 31, 2019, respectively. Pursuant to Section 853 of the Internal Revenue Code, Global Equity, International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, Frontier Emerging Markets, Global Equity Research, International Equity Research, and Emerging Markets Research designated $0.0000, $0.0451, $0.0200, $0.0440, $0.1044, $0.0636, $0.0162, $0.0156, and $0.0257 per share as foreign taxes paid and $0.0000, $0.3910, $0.0975, $0.3926, $0.8835, $0.4083, $0.1159, $0.1302, and $0.1689 as income earned from foreign sources for the fiscal year ended October 31, 2019, respectively.

Global Equity, International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, Frontier Emerging Markets, Global Equity Research, International Equity Research, and Emerging Markets Research had qualifying dividend income of $9,894,762, $304,561,423, $3,902,024, $89,194,669, $70,841,689, $7,326,584, $120,728, $254,971, and $134,853, respectively, during the fiscal year ended October 31, 2019.

For the fiscal year ended October 31, 2019, Global Equity designated 62.60% of the distributions from net investment income as qualifying for the 70% corporate dividend received deduction.

For the fiscal year ended October 31, 2019, International Equity designated 3.26% of the distributions from net investment income as qualifying for the 70% corporate dividend received deduction.

For the fiscal year ended October 31, 2019, International Small Companies designated 8.26% of the distributions from net investment income as qualifying for the 70% corporate dividend received deduction.

For the fiscal year ended October 31, 2019, Global Equity Research designated 45.43% of the distributions from net investment income as qualifying for the 70% corporate dividend received deduction.

Pursuant to Section 852 of the Internal Revenue Code, Global Equity Research designated $296,142 as a long term capital gain dividend for the fiscal year ended October 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, International Equity Research designated $142,337 as a long term capital gain dividend for the fiscal year ended October 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, Emerging Markets Research designated $154,592 as a long term capital gain dividend for the fiscal year ended October 31, 2019.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement

(unaudited)

Approval of Investment Advisory Agreements

At an in-person meeting of the board of directors (the “Board”) of Harding, Loevner Funds, Inc. (the “Fund”) held on June 14, 2019 (the “June Meeting”), the Board, including a majority of those directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the continuation of three investment advisory agreements (the “Advisory Agreements”): the first, between Harding Loevner LP (“Harding Loevner” or the “Adviser”) and the Fund on behalf of the Global Equity Portfolio, the International Equity Portfolio, the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio, the Emerging Markets Portfolio, and the Frontier Emerging Markets Portfolio (collectively, the “Traditional Portfolios”); the second between the Adviser and the Fund on behalf of the International Equity Research Portfolio (the “IER Portfolio”); and the third between the Adviser and the Fund on behalf of the Global Equity Research Portfolio (the “GER Portfolio”) and Emerging Markets Research Portfolio (the “EMR Portfolio” and together with the IER Portfolio and GER Portfolio, the “Research Portfolios”, and together with the Traditional Portfolios, each a “Portfolio” and together the “Portfolios”).

Overview of the Review Process

Prior to the June Meeting, the Board established a subcommittee of the Governance Committee of the Board (the “Governance Committee”) comprised of three Independent Directors (the “Subcommittee”) to conduct a preliminary review of the materials provided to the Board by the Adviser in connection with consideration of the Advisory Agreements, to assist the Board in its deliberations, and to liaise with the Adviser. In addition, legal counsel to the Independent Directors (“Independent Counsel”), on behalf of the Independent Directors, delivered to the Adviser a written request for information that the Board believed necessary to evaluate the terms of the Advisory Agreements. In response, the Adviser furnished materials to facilitate the Board’s evaluation the terms of the Advisory Agreements (the “Renewal Materials”), including information on, among other things: (i) the investment performance, expenses and advisory fees of each Portfolio relative to other mutual funds and benchmark indices, as set forth in reports prepared by Strategic Insight (the “Strategic Insight Reports”), a third party fund analytics provider engaged as part of the Advisory Agreement review process; (ii) the Adviser’s profitability and costs arising from services provided to the Fund; (iii) the qualifications of the Adviser and portfolio management personnel with respect to services provided to the Portfolios; and (iv) the Adviser’s investment research capabilities and resources.

In preparation for the June Meeting, the Adviser provided the Subcommittee a preliminary version of the Renewal Materials for review and comment. The Subcommittee and representatives of the Adviser discussed the preliminary Renewal Materials during a telephonic meeting on May 21, 2019. Following this meeting, the Adviser revised the Renewal Material in response to the Subcommittee’s comments and distributed the Renewal Materials in final form to the full Board. The Board also received and considered a memorandum regarding the Board’s responsibilities in connection with renewal of the Advisory Agreements prepared by Independent Counsel and Independent Counsel assisted the Independent Directors throughout the process.

At the June Meeting, both in general and executive sessions, the Board considered and discussed the materials presented by the Adviser. During the presentations, the Adviser expanded on those materials and responded to specific questions from the Board. Among other things, the Adviser focused on the long-term performance records of the Portfolios and the competitiveness of the Portfolios’ advisory fees and total expense ratios. The Adviser also focused on the quality of the services provided to the Portfolios and its continued investment in personnel, technology and other investment management products that service the Fund. The Independent Directors met in executive session with Independent Counsel prior to the commencement of the June Meeting to discuss the materials provided by the Adviser and met in executive session again following the Adviser’s presentation on the Advisory Agreements and further discussed the information presented during the meeting.

In evaluating continuance of the Advisory Agreements with respect to each Portfolio, among other things, the Board considered the various factors and information discussed below. The following discussion is not intended to be all-inclusive, as the Board reviewed a variety of factors and considered a significant amount of information.

Nature, Extent and Quality of Services

The Board evaluated the information it deemed necessary to assess the nature, extent and quality of investment advisory services provided to the Portfolios by the Adviser. The Board also considered the nature, extent and quality of the extensive non-advisory services provided to the Portfolios by the Adviser, including portfolio trading; the resources devoted to, and the record of compliance with, each Portfolio’s compliance policies and procedures; the resources devoted to the supervision of third-party service providers; and the quality and quantity of administrative and shareholder servicing. The Board noted that it received information in connection with quarterly Board and committee meetings throughout the year regarding the services rendered by the Adviser concerning the management of each Portfolio’s affairs and the Adviser’s role in coordinating providers of other services to the Portfolios.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement (continued)

(unaudited)

The Adviser presented and discussed with the Board the qualifications, backgrounds and responsibilities of the Adviser’s management team and information regarding the members of each Portfolio’s portfolio management team. The Board evaluated the Adviser’s ability to attract and retain qualified investment advisory and non-advisory personnel and engaged in a discussion with the Adviser regarding its recruitment, retention and professional development programs and strategies.

The Board also considered the adequacy of the Adviser’s financial and operational resources committed to each Portfolio, and how well the Adviser utilizes those resources to meet the Portfolio’s investment needs, to oversee non-investment services and to satisfy compliance requirements.

The Board further noted that, as of March 31, 2019, the Adviser had approximately $66.03 billion in assets under management and that the Fund was the Adviser’s largest client, with assets of approximately $25.41 billion. The Board took into account the benefits realized by the Portfolios from the Adviser’s affiliation with Affiliated Managers Group, Inc., an established global asset management company.

The Board considered annual and periodic reports of the Fund’s Chief Compliance Officer (the “CCO”) with respect to the effectiveness and adequacy of the Fund’s and the Adviser’s compliance programs, including program enhancements related to information security and financial intermediary oversight and noted the additional compliance services that are provided, including liquidity risk management. The Board noted the CCO’s determination that the Adviser’s compliance program is reasonably designed to prevent violations of the federal securities laws.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services historically provided and to be provided to each Portfolio under its Advisory Agreements.

Performance of the Adviser

For each Portfolio, the Board considered, among other things, the historical performance for multiple time periods ended as of March 31, 2019, including the one-year, three-year, five-year and ten-year periods (or shorter for newer Portfolios) included in the Strategic Insight Reports, compared against each Portfolio’s Morningstar Category and benchmark index. The Board considered the Portfolios’ risk-adjusted performance and the high active share (i.e., low overlap with benchmark indices) inherent in the Adviser’s investment process.

With respect to the recent performance of the Portfolios, the Board noted that for the one-year period ended March 31, 2019: each share class of the International Small Companies Portfolio, Global Equity Research Portfolio and Emerging Markets Research Portfolio outperformed the Portfolio’s respective Morningstar Category and benchmark index; each share class of the Global Equity Portfolio, International Equity Portfolio, Emerging Markets Portfolio, Institutional Emerging Markets Portfolio, Frontier Emerging Markets Portfolio and International Equity Research Portfolio underperformed compared to the Portfolios’ respective Morningstar Category and benchmark index.

In assessing longer term performance by the Portfolios, for the five-year period ended March 31, 2019, the Board noted that each share class of all Portfolios, except the share classes of the Frontier Emerging Markets Portfolio and the International Small Companies Portfolio, with at least five years of operations, outperformed its respective Morningstar Category and benchmark index. Each share class of the International Small Companies Portfolio outperformed the Portfolio’s benchmark index, but underperformed its respective Morningstar Category.

For the ten-year period ended March 31, 2019, the Board noted that each share class of all Portfolios with at least ten years of operations outperformed its respective Morningstar Category and benchmark index, except for the share classes of the Frontier Emerging Markets Portfolio, which outperformed the Portfolio’s benchmark index, but underperformed its respective Morningstar Category.

In addition, the Board reviewed the Adviser’s investment philosophy used to manage the Portfolios, as well as the effectiveness of the Adviser’s use of portfolio management teams for the day-to-day management of Portfolios. The Board noted the Adviser’s bottom-up, business-focused approach based on a study of individual companies and the competitive dynamics of the global industries in which those companies participate. The Board considered the Adviser’s disciplined adherence to its investment philosophy and process as well as the evolutionary enhancements to the methodology used in its implementation.

In evaluating the investment performance of the Portfolios, the Board acknowledged that the Adviser’s investment style may result in periods of underperformance, but has generally produced outperformance over longer time periods and that the Portfolios generally performed well relative to their respective benchmark index. The Board also considered the Adviser’s ongoing efforts to identify the causes of any underperformance and the effectiveness of the Adviser’s efforts to address underperformance. Finally, the Board considered that the Morningstar Category performance data provided within the Strategic Insight Reports was less useful with respect to the Frontier Emerging Markets Portfolio, as Morningstar did not have a Frontier category at March 31, 2019 and instead compared the Portfolio to the Diversified Emerging Markets category.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement (continued)

(unaudited)

Based on these considerations, the Board concluded that each Portfolio’s performance was consistent with the Adviser’s investment discipline.

Costs of the Services and Profitability of the Adviser

The Board considered information regarding the Adviser’s costs to provide investment management services to the Portfolios and the profitability to the Adviser from managing the Portfolios. In evaluating the Adviser’s profitability, the Board considered the Adviser’s profitability analyses for calendar years 2017 and 2018, noting that the Adviser’s profitability in relation to its management of the Portfolios was slightly lower in 2018 than the prior year. The Board also considered profitability adjusted, on a pro forma basis, for estimated provisions for federal and state corporate income taxes; each Portfolio’s expense ratio; the allocation methodology used by the Adviser to compute such profitability; and the Adviser’s contractual fee waivers and expense reimbursements with respect to the applicable Portfolios. The Board further considered profitability on a Portfolio-by-Portfolio basis, focusing on the Adviser’s profit both with and without taking into account those costs borne by the Adviser with respect to its efforts to expand the Portfolios’ shareholder base.

The Adviser also presented its profitability analyses for calendar years 2017 and 2018 on an adjusted basis to reflect the equity-related compensation received by certain senior personnel of the Adviser who are limited partners of the Adviser. In the adjusted profitability analyses, the Adviser stated that it had adjusted the Adviser’s personnel expenses to an amount that more closely resembled the compensation paid to similarly situated personnel at peer firms, noting that the salaries and bonuses paid to the Adviser’s limited partners are lower than the compensation paid at peer firms because the limited partners also receive equity-related compensation. The Board noted that this adjusted profitability information was useful in its consideration and assessment of the Adviser’s profitability.

The Board took note of the costs the Adviser has incurred that are intended to assure the continued delivery of high-quality services to its clients, including the Portfolios, and the future costs the Adviser plans to incur, including hiring additional qualified personnel and further investing in technology, including with respect to cybersecurity as well as enhancing its operational infrastructure. The Board considered the Adviser’s need to accommodate changing regulatory requirements and to adapt to structural changes in the mutual fund marketplace. The Board also noted that future profitability to the Adviser from managing the Portfolios would depend on the level of assets in the Portfolios and investment returns, as well as the Adviser’s total assets under management, and may be limited as certain Portfolios’ investment strategies encounter their capacity limitations. In assessing profitability, the Board considered each Portfolio’s profitability in the context of the services provided, the reasonableness of the fees charged for those services and the continued growth of assets through new investments.

Based upon these considerations, the Board concluded that the profits historically realized by the Adviser, and the profits the Adviser anticipates will be realized from its continued relationship with the Portfolios, are not excessive in light of the nature, extent and quality of the services provided to the Portfolios.

Comparison of Fees and Services Provided by the Adviser

The Board reviewed the contractual advisory fees that are payable by the Portfolios to the Adviser and the actual investment advisory fees realized by the Adviser taking into account the fee waiver and/or expense reimbursement arrangements for certain of the Portfolios. The Board considered the fact that the Adviser’s waiver/expense reimbursement arrangements are not subject to recapture and that the proposed fee reductions and breakpoints were contractual in nature, noting that in fiscal-year 2018 the Adviser waived a portion of its advisory fees for the following Portfolios: Global Equity Portfolio (Institutional Class Z), Institutional Emerging Markets Portfolio (Institutional Class Z), Frontier Emerging Markets Portfolio (Investor and Institutional Class II), International Small Companies Portfolio, International Equity Research Portfolio, Global Equity Research Portfolio and Emerging Markets Research Portfolio. In addition, the Board compared the Adviser’s separate account fee schedule with the advisory fees payable by the Portfolios to the Adviser. Finally, the Board considered the Strategic Insight Reports, which included information comparing each Portfolio’s management fee and overall expenses with those of funds in a group of peer funds selected by Strategic Insight (the “Expense Group”).

The Board noted that the net operating expenses of each Portfolio (expenses other than the fees pursuant to the Advisory Agreements and distribution and service fees) were at or below the median of their respective Expense Groups and of their respective Morningstar Category-derived universe (the “Expense Universe”), with the exception of the Global Equity Research Portfolio, International Equity Research Portfolio, and Emerging Markets Research Portfolio, which had net operating expenses above their respective Expense Group and Expense Universe medians due to the small asset size of the Portfolios, although this was partially offset by the voluntary subsidy of the Portfolios by the Adviser. The Board also observed that, except as noted below, the total expense ratio of each class of each Portfolio, after any applicable waiver of advisory fees and reimbursement of expenses, was below its respective Expense Group and Expense Universe medians. Exceptions included the Institutional Class of the Institutional Emerging Markets Portfolio, which had a total expense ratio above the median for both its Expense Group and Expense Universe and the Institutional Class of the International Small Companies Portfolio, which had a total expense ratio above the median for its Expense Universe. The Board did not consider any of these differences to be material.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement (continued)

(unaudited)

The Board noted that the net management fee for each class of each Portfolio was at or below the median of its Expense Group, except for the Advisor Class of the Global Equity Portfolio, Emerging Markets Portfolio (Advisor Class), both classes of the Institutional Emerging Markets Portfolio and all classes of the Frontier Emerging Markets Portfolio, which were above the median for their respective Expense Groups. The Board also noted that, for each Portfolio with an Expense Universe, the net management fee was at or below the median of its Expense Universe, except for the Global Equity Portfolio (all classes), International Small Companies Portfolio (Institutional Class), Emerging Markets Portfolio (Advisor Class) and both classes of the Institutional Emerging Markets Portfolio, which were above the median for their respective Expense Universes. In its consideration of each Portfolio’s net management fee, the Board considered each Portfolio’s performance record and the extensive scope of non-advisory services provided by the Adviser, which it performs without additional compensation.

The Board recognized that the Adviser’s separate account and collective trust clients require fewer services from the Adviser than the Fund. The Board additionally recognized the Adviser’s efforts to increase institutional account minimums and direct more institutional investors into pooled vehicles, including the Portfolios. Further, the Board took note that many sophisticated institutional investors, after reviewing similar investment vehicles with the assistance of their consultants, had determined and continue to invest in the Portfolios, which further supported the reasonableness of the advisory fees charged by the Adviser. The Board also noted the Adviser’s commitment to periodically review the fees charged to the Portfolio and propose management fee reductions, if appropriate, as it has done in the past, to ensure that the fees remain competitive.

Based on these considerations, the Board concluded that each Portfolio’s fee, in light of the services provided by the Adviser, was reasonable.

Economies of Scale

The Board considered the extent to which economies of scale have been realized as the Portfolios’ assets grew, whether there is potential for realization of further economies of scale for the Portfolios, and whether material economies of scale are being shared with shareholders. The Board also considered that the Portfolios have benefitted both from asset growth in the Portfolios and even more from asset growth in the Adviser’s other accounts, each of which have resulted in certain expenses becoming a smaller percentage of overall assets.

The Board acknowledged that other aspects of the Portfolios’ investment strategies may limit the realization of economies of scale, including a particular strategy’s capacity limitations. The Board noted that, as of March 1, 2019, the Emerging Markets Portfolio and Institutional Emerging Markets Portfolio are open to new investors subject to certain limitations at the Fund’s discretion. Further, the Board recognized that access to the International Equity Portfolio is limited and may not be available to all investors. The Board also acknowledged the Adviser’s considerable and continued reinvestment in its business and its business plans for the Research Portfolios and paying for the associated expenses out of its own profits, including through revenue sharing payments.

The Board considered that the Adviser assumes substantial business risk each time it sponsors a new Portfolio and that the fee waivers in place for the three Research Portfolios currently exceed the Adviser’s advisory fee. The Board also noted that the Adviser provides the same high quality services to the International Small Companies Portfolio and Research Portfolios that have not yet achieved profitability due to their smaller level of assets.

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale currently are and will be realized for the benefit of the Portfolios’ shareholders, and recognized its obligation to consider the same annually based on changing circumstances.

Other Benefits

The Board considered other benefits derived or to be derived by the Adviser from the relationship with the Portfolios as part of its consideration of continuance of the Advisory Agreements. In this regard, the Board noted that the only tangible material indirect benefit from the Adviser’s relationship with the Portfolios is from the receipt of research products and services obtained through soft dollars in connection with Portfolio brokerage transactions. The Board also considered the extent to which the Adviser and its clients, including the Portfolios, benefitted from receipt of these research products and services.

The Board also considered the benefits that the Portfolios derived from their association with the Adviser. In this regard, the Board considered the competitive nature of the mutual fund marketplace and that many of the Portfolios’ shareholders invested in the Portfolios because of the Fund’s relationship with the Investment Adviser.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement (continued)

(unaudited)

Conclusion

Following extensive discussion, both in general session and in executive sessions of the Independent Directors meeting alone with Independent Counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions regarding continuance of the Advisory Agreements and that all of its questions had been addressed to its satisfaction. The Board, including a majority of the Independent Directors, concluded with respect to each Portfolio that its investment advisory fees were sufficiently supported by their review of the factors described above.

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the continuance of each Advisory Agreement on behalf of the respective Portfolio(s). The Board’s approval determinations were made on the basis of each director’s business judgment after consideration of all the information presented. The Board’s decision was based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each director not necessarily attributing the same weight to each factor.

Harding, Loevner Funds, Inc.

Privacy Notice

(unaudited)

HARDING, LOEVNER FUNDS, INC.

PRIVACY NOTICE

The Fund collects nonpublic personal information about you from the following sources:

•

Information, such as your name, address, social security number, assets and income, submitted by you on applications, forms, or in other written or verbal customer communications. This information may also be provided by a consultant or intermediary acting on your behalf.

•	Information that results from any transaction performed by us for you.

The Fund will not disclose any nonpublic personal information about you or its former customers to anyone except as permitted or required by law.

If you decide to close your account(s) or become an inactive customer, the Fund will adhere to the privacy policies and practices as described in this notice.

The Fund restricts access to your personal and account information to only those employees who need to know that information to provide products or services to you. The Fund maintains physical, administrative and technical safeguards to protect your nonpublic personal information.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Independent Directors:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships

Carolyn N. Ainslie c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 61	Director	Indefinite; Director since 2014; Member of the Audit Committee since 2015 – Present and Co – Chairperson June – December, 2017 and Chairperson since 2018; Member of the Governance Committee since March 2018	Bill & Melinda Gates Foundation, Chief Financial Officer, 2018-present; Princeton University, Vice President for Finance and Treasurer, 2008 – 2018.	9	None.

Jill R. Cuniff c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 55	Director	Indefinite; since 2018; Member of the Audit Committee since 2018; Member of the Governance Committee since March 2018	Edge Asset Management, President and Director, 2009 – 2016.	9	None.

R. Kelly Doherty c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 61	Director	Indefinite; Director since 2004; Lead Independent Director since 2014; Member of the Governance Committee since March 2018	Caymen Partners (private investment vehicles), Managing Partner, 1998 – present.	9	Selective Insurance Group, Inc. (SIGI).

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Independent Directors (continued):

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
Charles W. Freeman, III c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 55	Director	Indefinite; Director since 2008; Member of the Governance Committee since March 2018	U.S. Chamber of Commerce, Senior Vice President for Asia, 2018 – present; Bower Group Asia, Managing Director, China, December 2016 – 2017; Forbes-Tate, LLC, International Principal, 2014 – 2016; Rock Creek Global Advisors, LLC, Vice President, 2013 – 2014; PepsiCo, Vice President Global Public Policy and Government Relations, 2011 – 2013; National Committee on US-China Relations (non-profit), Board Member, 2007 – 2009 and 2010 – present.	9	None.

Samuel R. Karetsky c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 74	Director	Indefinite; Director since 1998; Member of the Audit Committee since 1998; Member of the Governance Committee since March 2018	The Karetsky Group LLC (advisory firm), Managing Member, 2003 – present; Wetherby Asset Management, Wealth Manager, 2004 – present.	9	None.

Eric Rakowski c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 61	Director	Indefinite; Director since 2008; Chairman of the Governance Committee since March 2018	University of California at Berkeley School of Law, Professor, 1990 – present.	9	Third Avenue Trust (3 portfolios); Third Avenue Variable Trust (1 portfolio); AMG Funds (57 portfolios); AMG Pantheon Private Equity Fund (1 portfolio); AMG Pantheon Private Equity Master Fund (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio).

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Interested Directors:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
David R. Loevner** Harding Loevner LP Fish Creek Center 1230 Ida Dr. Ste. 3 1⁄2 PO Box 383 Wilson, WY 83014 Age, 65	Director and Chairman of the Board of Directors	Indefinite; Director and Chairman of the Board since 1996	Harding Loevner LP, Chairman and Chief Executive Officer, 1989 – present; Harding Loevner Funds, plc, Director, 2007 – present.	9	None.

Christine C. Carsman*** Affiliated Managers Group, Inc. 777 South Flager Drive West Palm Beach, FL 33477 Age, 67	Director	Indefinite; Director beginning 2017	Affiliated Managers Group, Inc., Senior Policy Advisor, 2019 – present; Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel 2017 – 2018; Senior Vice President and Deputy General Counsel 2011 – 2016; AMG Funds plc. Chair of the Board of Directors, 2015 – present; Director, 2010 – 2018.	9	AMG Funds (75 portfolios); AMG Pantheon Funds (3 portfolios).

* Each of Mr. Loevner and Ms. Carsman is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until their respective successor is duly elected and qualified.

** Mr. Loevner is considered an “interested person” of the Fund as defined in the 1940 Act, because he serves as President of Harding Loevner LP, the Fund’s investment advisor.

*** Ms. Carsman is considered an “interested person” of the Fund as defined in the 1940 Act, as a result of her position with, and interest in securities of, AMG, a control person of Harding Loevner.

The Funds’ Statement of Additional Information contains additional information about the Directors and is available upon request and without charge by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Principal Officers of the Fund:

Name, Address and Age	Position(s) with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Richard T. Reiter Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 53	President	1 year; since 2011	Harding Loevner LP, President and Chief Operating Officer, 1996 – present.

Tracy L. Dotolo Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age, 43	Chief Financial Officer and Treasurer	1 year; since 2019	Fund Principal Financial Officer at Foreside, Inc. 2016 – present; Vice President – Global Fund Services at JPMorgan Chase 2009-2016.

Aaron J. Bellish Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 40	Assistant Treasurer	1 year; since 2012	Harding Loevner LP, Chief Financial Officer, 2012 – present.

Derek A. Jewusiak The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 48	Assistant Treasurer	1 year; since 2013	The Northern Trust Company, Vice President, 2012 – present.

Ryan Bowles Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 31	Assistant Treasurer	1 year; since 2019	Harding Loevner LP, Product Manager, 2010 – present.

Lisa R. Price Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 40	Assistant Secretary	1 year; since 2019	Harding Loevner LP, Counsel, 2019 – present; Oak Hill Advisors, LP, Principal, Associate General Counsel and Chief Compliance Officer (OHAI), January 2019 – August 2019, Vice President, Associate General Counsel and Chief Compliance Officer (OHAI), 2015 – 2018; Associate, Dechert LLP, 2005 – 2015.

Brian D. Simon Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 57	Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Assistant Secretary	1 year, since 2016, 2016 and 2015 respectively	Harding Loevner LP, General Counsel, 2014 – present; Lazard Asset Management LLC, Director of Legal Affairs and Chief Compliance Officer, 2002 – 2014.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Principal Officers of the Fund (continued):

Name, Address and Age	Position(s) with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Marcia Y. Lucas The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 52	Secretary, December 2018 – Present; Assistant Secretary, 2011 – November 2018	1 year; since 2011	The Northern Trust Company, Senior Vice President, 2015 – present; Vice President, 2011 – 2014.

* Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

There is no family relationship among any of the Directors or officers listed above.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Form N-PORT

Each Portfolio files its complete portfolio of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Portfolios filed complete portfolios of investment with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter, which are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of October 31, 2019, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer (the “Code of Ethics”).

(c)	For the fiscal year ended October 31, 2019, there were no amendments to a provision of the Registrant’s Code of Ethics.

(d)	For the fiscal year ended October 31, 2019, there were no waivers granted from a provision of the Registrant’s Code of Ethics.

Item 3. Audit Committee Financial Expert.

As of October 31, 2019, the Registrant’s Board of Directors has determined that the following members of the Audit Committee are audit committee financial experts and independent: Carolyn N. Ainslie and Jill R. Cuniff.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP, the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements in connection with statutory and regulatory filings or engagements for those fiscal years are $222,050 in 2019 and $217,700 in 2018.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit of the Registrant financial statements and are not reported under paragraph (a) of this Item are None.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG LLP for the review of domestic tax returns were $75,060 in 2019 and $74,115 in 2018.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG LLP, other than the services reported in paragraphs (a) through (c) of this Item are $1,800 in 2019 and $1,500 in 2018, related to research, preparation and filing of tax returns in certain foreign jurisdictions.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

A copy of the Audit Committee’s Pre-Approval Policies and Procedures is filed with this Form N-CSR under Item 13(c).

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.12.A: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on January 7, 2013 (Accession No. 0001193125-13-005151).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

(c)	Incorporated by reference to Exhibit 12(c) to the report filed on Form N-CSR on January 6, 2016 (Accession No. 0001193125-16-422394).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter (Principal Executive Officer)

Date: January 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter (Principal Executive Officer)

Date: January 2, 2020

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo (Principal Financial Officer)

Date: January 2, 2020